UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:     811-04852

Victory Portfolios

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

June 30, 2021

Annual Report

Victory Integrity Discovery Fund

Victory Integrity Mid-Cap Value Fund

Victory Integrity Small-Cap Value Fund

Victory Integrity Small/Mid-Cap Value Fund

Victory Munder Multi-Cap Fund

Victory S&P 500 Index Fund

Victory Munder Mid-Cap Core Growth Fund

Victory Munder Small Cap Growth Fund

Victory Trivalent International Fund-Core Equity

Victory Trivalent International Small-Cap Fund

Victory INCORE Total Return Bond Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

TABLE OF CONTENTS

Shareholder Letter (Unaudited)	4
Managers' Commentary / Investment Overview (Unaudited)	6
Investment Objective and Portfolio Holdings (Unaudited)	35
Schedules of Portfolio Investments
Victory Integrity Discovery Fund	46
Victory Integrity Mid-Cap Value Fund	51
Victory Integrity Small-Cap Value Fund	55
Victory Integrity Small/Mid-Cap Value Fund	60
Victory Munder Multi-Cap Fund	64
Victory S&P 500 Index Fund	67
Victory Munder Mid-Cap Core Growth Fund	79
Victory Munder Small Cap Growth Fund	82
Victory Trivalent International Fund-Core Equity	87
Victory Trivalent International Small-Cap Fund	99
Victory INCORE Total Return Bond Fund	110
Financial Statements
Statements of Assets and Liabilities	120
Statements of Operations	124
Statements of Changes in Net Assets	128
Financial Highlights	140
Notes to Financial Statements	162
Report of Independent Registered Public Accounting Firm	182
Supplemental Information (Unaudited)	183
Trustees' and Officers' Information	183
Proxy Voting and Portfolio Holdings Information	186
Expense Examples	186
Additional Federal Income Tax Information	188
Liquidity Risk Management Program	189
Privacy Policy (inside back cover)

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)
800-235-8396 for Member Class

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's (the "Fed") aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can and will change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

Through all the volatility and surprises, the S&P 500® Index registered an impressive annual return of 40.79% for the 12-month period ended June 30, 2021. In fact, this broad market index ended the reporting period at an all-time high. Over this same period, the yield on the 10-Year U.S. Treasury jumped 79 basis points (a basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's ongoing accommodative monetary policy. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.45%.

No doubt, the past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. That's usually the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class), or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for placing your confidence in us and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Integrity Discovery Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After the second wave of COVID-19 hit in June 2020, equities recovered the rest of the year and into the first half of 2021 due to unprecedented fiscal and monetary policy intervention and extraordinary progress towards vaccines and treatments. Markets also benefited from clarity around the U.S. presidential election after major media outlets called the presidential race for Joe Biden in November. Equities continued to rally into the new year as vaccination rollouts increased throughout the country. An increased rate of vaccinations and a declining rate of COVID-19 cases led to state and region reopenings throughout the country. These events aided economic activity and fueled equity markets to push higher as business and consumer sentiment started to improve. From a market capitalization viewpoint, small-cap equities outperformed their mid- and large-cap peers.

The top-performing sectors within the benchmark were Consumer Discretionary, Communication Services, Energy, and Materials while Utilities and Consumer Staples were the weakest-performing sectors. Micro-cap value stocks outperformed micro-cap growth stocks.

How did Victory Integrity Discovery Fund (the "Fund") perform during the reporting period?

The Fund returned 89.51% (Class A at net asset value) for the fiscal year ended June 30, 2021, outperforming the Russell Microcap® Value Index (the "Index"), which returned 83.62% during the period.

What strategies did you employ during the reporting period?

Stock selection in Health Care was the prominent contributor to Fund performance. Stock selection in Technology, Financials, and Consumer Staples also helped Fund performance. Security selection in Consumer Discretionary hurt Fund performance. Sector weights were a positive on Fund performance relative to the Index due to underweight positions in Consumer Staples, Health Care, Consumer Discretionary, and Financials. From a style perspective, the Fund holdings on average had higher beta and higher liquidity relative to the Index and both were tailwinds. The Fund's holdings, on average, had a larger market capitalization than the Index and this was a headwind.

We have benefited from our positioning in the aftermath of the pandemic as our portfolio has been tilted towards stocks that we believed would outperform as fears of the virus subsided. This return to value trading also has been aided by the fact that value style has outperformed growth style. Going forward, we still believe in value versus growth. Our value-rising strategy — rising economic activity, rising revenue, rising margins, rising rates, and rising taxes still holds in our view. However, investors returned to growth stocks at the end of the second quarter in 2021. There is still a lot of uncertainty surrounding tax policy. Diminishing inflation concerns, declining 10-year yields, and decreasing threats of increased taxes combined to rally growthier stocks. Despite the pullback in relative performance for value in June, we continue to believe the combination of earnings growth and cheap relative valuations looks attractive. Value stocks are forecasted to grow earnings by 32.4% compared

Victory Integrity Discovery Fund (continued)

to growth at 27.6% (Jeffries valuation handbook (7/6/2021)). Value has rallied relative to growth this year, but it still looks cheap on an historical basis. This fuels our belief that, despite some short-term reversals, the trend is for value to outperform. We believe the Fund is positioned to benefit from this combination of good value and good news.

Victory Integrity Discovery Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class C		Class R	Class Y	Member Class
INCEPTION DATE	12/26/96		3/31/97		7/29/04	12/26/96	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Microcap® Value Index[1]
One Year	89.51%	78.59%	87.93%	86.93%	88.56%	90.09%	NA	83.62%
Five Year	13.91%	12.57%	12.99%	12.99%	13.33%	14.18%	NA	17.13%
Ten Year	12.58%	11.92%	11.70%	11.70%	12.12%	12.86%	NA	12.80%
Since Inception	NA	NA	NA	NA	NA	NA	72.85%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Integrity Discovery Fund — Growth of $10,000

1The Russell Microcap® Value Index is a capitalization–weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Integrity Mid-Cap Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After the second wave of COVID-19 hit in June 2020, equities recovered the rest of the year and into the first half of 2021 due to unprecedented fiscal and monetary policy intervention and extraordinary progress towards vaccines and treatments. Markets also benefited from clarity around the U.S. presidential election after major media outlets called the presidential race for Joe Biden in November. Equities continued to rally into the new year as vaccination rollouts increased throughout the country. An increased rate of vaccinations and a declining rate of COVID-19 cases led to state and region reopenings throughout the country. These events aided economic activity and fueled equity markets to push higher as business and consumer sentiment started to improve. From a market capitalization viewpoint, small-cap equities outperformed their mid- and large-cap peers.

The top performing sectors within the benchmark were Material and Energy while Utilities and Consumer Staples were the weakest-performing sectors. Mid-cap value stocks outperformed mid cap growth stocks.

How did Victory Integrity Mid-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund returned 58.66% (Class A at net asset value) for the fiscal year ended June 30, 2021, outperforming the Russell Midcap® Value Index (the "Index"), which returned 53.06% for the period.

What strategies did you employ during the reporting period?

Stock selection in Consumer Discretionary, Technology, and Industrials were the main contributors that resulted in Fund outperformance. Security selection in Health Care hurt Fund performance. The Fund's holdings, on average, had higher beta and higher volatility relative to the Index and both were tailwinds.

We have benefited from our positioning in the aftermath of the pandemic as our portfolio has been tilted towards stocks that we believed would outperform as fears of the virus subsided. This return to value trade has also been aided by the fact that value style has outperformed growth style. Going forward, we still believe in value versus growth. Our value-rising strategy — rising economic activity, rising revenue, rising margins, rising rates, and rising taxes still holds in our view. However, investors returned to growth stocks at the end of the second quarter in 2021. There is still a lot of uncertainty surrounding tax policy. Diminishing inflation concerns, declining 10-year yields, and decreasing threats of increased taxes combined to rally growthier stocks. Despite the pullback in relative performance for value in June, we continue to believe the combination of earnings growth and cheap relative valuations looks attractive. Value stocks are forecasted to grow earnings by 32.4% compared to growth at 27.6% (Jeffries valuation handbook (7/6/2021)). Value has rallied relative to growth this year, but it still looks cheap on an historical basis. This fuels our belief that, despite some short-term reversals, the trend is for value to outperform. We believe the Fund is positioned to benefit from this combination of good value and good news.

Victory Integrity Mid-Cap Value Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class C		Class R6	Class Y	Member Class
INCEPTION DATE	7/1/11		11/4/19		12/14/15	7/1/11	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	58.66%	49.56%	57.43%	56.43%	59.24%	59.03%	NA	53.06%
Five Year	12.12%	10.80%	NA	NA	12.52%	12.40%	NA	11.79%
Since Inception	11.24%	10.58%	16.98%	16.98%	13.06%	11.53%	43.46%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Integrity Mid-Cap Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged index made up of medium and medium/small companies in the Russell 1000® Index chosen for their value orientation. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Integrity Small-Cap Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After the second wave of COVID-19 hit in June 2020, equities recovered the rest of the year and into the first half of 2021 due to unprecedented fiscal and monetary policy intervention and extraordinary progress towards vaccines and treatments. Markets also benefited from clarity around the U.S. presidential election after major media outlets called the presidential race for Joe Biden in November. Equities continued to rally into the new year as vaccination rollouts increased throughout the country. An increased rate of vaccinations and a declining rate of COVID-19 cases led to state and region reopenings throughout the country. These events aided economic activity and fueled equity markets to push higher as business and consumer sentiment started to improve. From a market capitalization viewpoint, small-cap equities outperformed their mid- and large-cap peers.

The top-performing sectors within the benchmark were Communication Services, Consumer Discretionary, Energy, and Materials while Utilities and Real Estate were the weakest-performing sectors relative to the benchmark. Small-cap value stocks outperformed small-cap growth stocks.

How did Victory Integrity Small-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund returned 80.41% (Class A at net asset value) for the fiscal year ended June 30, 2021, outperforming the Russell 2000® Value Index (the "Index"), which returned 73.28% for the period.

What strategies did you employ during the reporting period?

Security selection in Financials, Materials, Industrials, Energy, and Health Care were the largest positive contributors to Fund performance, while stock selection in Communication Services was the largest detractor. Sector weights were a positive on the Fund's performance relative to the Index largely due to our overweight in Consumer Discretionary and underweights to Financials and Health Care. From a style perspective, the Fund's holdings, on average, had higher liquidity and higher beta relative to the Index and both were tailwinds. The Fund's holdings on average had a larger market capitalization than the Index and this was a headwind.

We have benefited from our positioning in the aftermath of the pandemic as our portfolio has been tilted towards stocks that we believed would outperform as fears of the virus subsided. This return to value trading also has been aided by the fact that value style has outperformed growth style. Going forward, we still believe in value versus growth. Our value-rising strategy — rising economic activity, rising revenue, rising margins, rising rates, and rising taxes still holds in our view. However, investors returned to growth stocks at the end of the second quarter in 2021. There is still a lot of uncertainty surrounding tax policy. Diminishing inflation concerns, declining ten-year yields, and decreasing threats of increased taxes combined to rally growthier stocks. Despite the pullback in relative performance for value in June, we continue to believe the combination of earnings growth and cheap relative valuations looks attractive. Value stocks are forecasted to grow earnings by 32.4% compared

Victory Integrity Small-Cap Value Fund (continued)

to growth at 27.6% (Jeffries valuation handbook (7/6/2021)). Value has rallied relative to growth this year, but it still looks cheap on an historical basis. This fuels our belief that, despite some short-term reversals, the trend is for value to outperform. We believe the Fund is positioned to benefit from this combination of good value and good news.

Victory Integrity Small-Cap Value Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	3/30/04		7/7/05		7/7/05	6/1/12	7/7/05
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	80.41%	70.03%	78.86%	77.86%	79.91%	81.42%	81.13%	73.28%
Five Year	11.85%	10.54%	11.05%	11.05%	11.56%	12.45%	12.27%	13.62%
Ten Year	10.12%	9.47%	9.32%	9.32%	9.84%	NA	10.48%	10.85%
Since Inception	NA	NA	NA	NA	NA	13.08%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Integrity Small-Cap Value Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Integrity Small/Mid-Cap Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After the second wave of COVID-19 hit in June 2020, equities recovered the rest of the year and into the first half of 2021 due to unprecedented fiscal and monetary policy intervention and extraordinary progress towards vaccines and treatments. Markets also benefited from clarity around the U.S. presidential election after major media outlets called the presidential race for Joe Biden in November. Equities continued to rally into the new year as vaccination rollouts increased throughout the country. An increased rate of vaccinations and a declining rate of COVID-19 cases led to state and region reopenings throughout the country. These events aided economic activity and fueled equity markets to push higher as business and consumer sentiment started to improve. From a market capitalization viewpoint, small-cap equities outperformed their mid- and large-cap peers.

The top-performing sectors within the benchmark were Energy, Communication Services, and Consumer Discretionary while Utilities and Health Care were the weakest performing sectors relative to the benchmark. Small/mid-cap value stocks outperformed small/mid-cap growth stocks.

How did Victory Integrity Small/Mid-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund returned 73.21% (Class A at net asset value) for the fiscal year ended June 30, 2021, outperforming the Russell 2500TM Value Index (the "Index"), which returned 63.23% for the period.

What strategies did you employ during the reporting period?

Stock selection in Financials, Industrials, Materials, Technology, and Consumer Discretionary, led to Fund outperformance, while security selection in Communication Services detracted from relative Fund performance. Sector weights were a positive due to our underweights in Health Care, Real Estate, and Utilities. The Fund holdings on average had higher returns as compared to the overall market and higher volatility relative to the Index and both were tailwinds.

We have benefited from our positioning in the aftermath of the pandemic as our portfolio has been tilted towards stocks that we believed would outperform as fears of the virus subsided. This return to value trading also has been aided by the fact that value style has outperformed growth style. Going forward, we still believe in value versus growth. Our value-rising strategy — rising economic activity, rising revenue, rising margins, rising rates, and rising taxes still holds in our view. However, investors returned to growth stocks at the end of the second quarter in 2021. There is still a lot of uncertainty surrounding tax policy. Diminishing inflation concerns, declining 10-year yields, and decreasing threats of increased taxes combined to rally growthier stocks. Despite the pullback in relative performance for value in June, we continue to believe the combination of earnings growth and cheap relative valuations looks attractive. Value stocks are forecasted to grow earnings by 32.4% compared to growth at 27.6% (Jeffries valuation handbook (7/6/2021)). Value has rallied relative to growth this year, but it still looks cheap on an historical basis. This fuels our belief that, despite some short-term reversals, the trend is for value to outperform. We believe the Fund is positioned to benefit from this combination of good value and good news.

Victory Integrity Small/Mid-Cap Value Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class R6	Class Y	Member Class
INCEPTION DATE	7/1/11		3/3/15	7/1/11	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2500TM Value Index[1]
One Year	73.21%	63.26%	73.68%	73.61%	NA	63.23%
Five Year	13.37%	12.03%	13.72%	13.66%	NA	12.29%
Since Inception	10.41%	9.76%	9.45%	10.68%	57.17%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Integrity Small/Mid-Cap Value Fund — Growth of $10,000

1The Russell 2500® Value Index measures the performance of those Russell 2500® companies (approximately 2,500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Munder Multi-Cap Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The Russell 3000® Index (the "Index") is up approximately 44% over the 12 months ended June 30, 2021, and stands roughly 30% above the pre-COVID highs it made in February 2020. This rally has seen strong participation across the spectrum, from value and reopening names to secular growth and stay-at-home winners, though leadership has changed up frequently and with great dispersion. In addition, cyclical sectors (e.g., Financials, Energy, Industrials), the sectors hit hardest during the COVID-19 selloff, garnered the highest return over this period.

More recently, however, we've seen inflation and interest rate expectations decline, largely the result of U.S. Federal Reserve commentary, which precipitated a rotation back into growth stocks in the second quarter of 2021. Traditional growth sectors (e.g., Technology, Communication Services, and Health Care) all outperformed; though, it's worth noting that value style-heavy sectors Energy and Real Estate actually posted the strongest returns in the second quarter of 2021. Energy stocks are clearly benefiting from stronger commodity prices, while Real Estate's outsized dividend income looks more attractive as rates decline, with many property types also leveraged to the economic reopening.

How did Victory Munder Multi-Cap Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 40.04% (Class A at net asset value) for the fiscal year ended June 30, 2021, underperforming the Index, which returned 44.16% during the same period.

What strategies did you employ during the reporting period?

The Fund looks to invest in stocks with market capitalizations of $1 billion and above that we believe are of high quality with the potential for above-average earnings growth, as well as current earnings momentum.

Using this framework, the Fund generated the strongest returns within the Financials, Energy, Consumer Discretionary, Materials, and Communication Services sectors, all up 50% or more over the trailing 12 months. Defensive sectors (e.g., Real Estate and Consumer Staples) lagged, but still generated positive return.

On an individual basis, two of the Fund's top-performing stocks for the year were graphics processing unit vendor and artificial intelligence enabler NVIDIA and casino owner/operator Boyd Gaming. With regards to NVIDIA, demand remains robust across all end markets, with sales up 84% year-over-year during the most recent quarter, led by gaming and datacenter. In addition, the market has turned more positive/confident on the potential Arm Holdings acquisition, and we've seen Broadcom, MediaTek, and Marvell become the first customers of Arm to publicly support a NVIDIA takeover. With regard to Boyd Gaming, this was an opportunistic purchase made during the COVID-19 selloff in Feb/March of 2020. Since that time, the company has posted solid results, especially relative to what was initially feared, with management recently confirming improving year-to-date trends.

Victory Munder Multi-Cap Fund (continued)

Two of the Fund's weakest-performing stocks for the year were optical and photonic communications equipment vendor Lumentum Holdings ("Lumentum") and lease-to-own/durable goods retailer Rent-A-Center Inc. Lumentum has come under pressure as near-term headwinds drive negative estimate revisions, including supply chain constraints, inventory build at certain customers, COVID-related issues hampering network deployments, and the decline in the 3D Sensing market. While we reduced our position, we continue to hold the stock, as growth looks primed to reaccelerate and the company maintains dominant market position and technological differentiation, including a strong upgrade cycle to 5G phones and the emergence of World Facing 3D modules, while strong margins and inexpensive valuations offer attractive factor exposures. With regards to Rent-A-Center Inc, this was a newer purchase, and shares sold off despite a strong beat-and-raise quarter highlighted by 75% year-over-year revenue growth (+22% proforma for acquisitions) and Earning Per Share that more than doubled year over year.

Victory Munder Multi-Cap Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class C		Class Y
INCEPTION DATE	8/19/96		11/3/98		6/1/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	S&P 500® Index[1]	Russell 3000® Index[2]
One Year	40.04%	31.97%	38.88%	37.88%	40.54%	40.79%	44.16%
Five Year	14.25%	12.90%	13.36%	13.36%	14.67%	17.65%	17.89%
Ten Year	11.65%	10.99%	10.78%	10.78%	12.03%	14.84%	14.70%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Munder Multi-Cap Fund — Growth of $10,000

1The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the United States. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory S&P 500 Index Fund

Managers' Commentary
(Unaudited)

Investment Considerations

Equity Securities ("stocks") are more volatile and carry more risk than other forms of investments in high-grade, fixed-income securities. The net asset value per share of Victory S&P 500 Index Fund (the "Fund") will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency, or restrict the delivery of securities.

Commentary

The Fund seeks to provide performance and income that is comparable to the performance of the S&P 500® Index (the "Index") before fees and expenses.

The Fund returned 40.00% (Class A at net asset value) for the fiscal year ended June 30, 2021, underperforming the Index, which returned 40.79%. The difference in performance of the Fund and the Index was primarily due to the Fund's fees and expenses. The Index is not an investable product; therefore, fees and expenses do not apply.

Over the reporting period, much of the performance was driven by the largest market cap names within the Index. The well-known FAANG+M stocks, comprised of Facebook, Apple, Amazon, Netflix, Google, and Microsoft, combined to make up over 22% of the Index and contributed a positive 9.84% to the Fund's return. Penn National Gaming was down 35% during the reporting period and was a negative contributor to overall performance.

Victory S&P 500 Index Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class R	Class Y
INCEPTION DATE	12/9/92		7/29/04	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	S&P 500® Index[1]
One Year	40.00%	36.82%	39.43%	40.16%	40.79%
Five Year	16.98%	16.45%	16.50%	17.14%	17.65%
Ten Year	14.15%	13.89%	13.70%	14.32%	14.84%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory S&P 500 Index Fund — Growth of $10,000

1The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Munder Mid-Cap Core Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The Russell 3000® Index (the "Index") is up approximately 44% over the 12 months ended June 30, 2021, and stands roughly 30% above the pre-COVID highs it made in February 2020. This rally has seen strong participation across the spectrum, from value and reopening names to secular growth and stay-at-home winners, though leadership has changed up frequently and with great dispersion. In addition, cyclical sectors (e.g., Financials, Energy, Industrials), the sectors hit hardest during the COVID-19 selloff, garnered the highest return over this period.

More recently, however, we've seen inflation and interest rate expectations decline, largely the result of U.S. Federal Reserve commentary, which precipitated a rotation back into growth stocks in the second quarter of 2021. Traditional growth sectors (e.g., Technology, Communication Services, and Health Care) all outperformed; though, it's worth noting that value-heavy sectors Energy and Real Estate actually posted the strongest returns in the second quarter of 2021. Energy stocks are clearly benefiting from stronger commodity prices, while Real Estate's outsized dividend income looks more attractive as rates decline, with many property types also leveraged to the economic reopening.

How did Victory Munder Mid-Cap Core Growth Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 47.52% (Class A at net asset value) for the fiscal year ended June 30, 2021, underperforming the Russell Midcap® Index, which returned 49.80% for the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in mid-cap stocks that have superior growth prospects, strong profitability, below-average debt levels, and attractive valuations relative to the market and the company's growth rate.

Using this framework, the Fund generated the strongest returns within the Materials, Industrials, Financials, and Communication Services sectors, all up 60%+ over the trailing 12 months. Real Estate, Utilities, and Energy lagged, but still generated positive return.

In Materials and Industrials, we had strong stock-specific drivers of outperformance but also benefited from our tactical positioning toward the reopening/economic recovery. Specifically, to this last point, the Fund experienced strong returns from our holdings in Chart Industries, Cleveland-Cliffs, and Freeport-McMoRan, which stand to benefit from improved commodity prices. In addition, WESCO International, which distributes electrical supplies and equipment and offers integrated procurement services, drove nearly half our positive stock selection in Industrials for the period. This was an opportunistic purchase we made after shares came under extreme pressure from the pandemic. We believed the COVID-19-related selloff was an overreaction by the market, particularly as it related to the pending acquisition of a primary competitor, Anixter. Indeed, both organic trends and the Anixter integration have surprised to the upside.

Victory Munder Mid-Cap Core Growth Fund (continued)

In Real Estate, the Fund's cell tower and datacenter positions drove results. These properties proved resilient and even benefited from the lockdown due to greater adoption of stay-at-home and cloud-based solutions, and had contributed strongly to returns, but more recently fell out of favor as the market rotated into reopening names. Again, while we continue to view the growth/value profile of these holdings favorably, we reduced our exposure in the first quarter of 2021 with the sale of CyrusOne.

In Utilities, Southwest Gas Holdings was by far our weakest position. Southwest operates regulated natural gas utilities in Arizona, California, and Nevada. We sold our position in January due to a negative outcome in their rate case for their Arizona utility. In Energy, our underperformance was due to our lack of exposure to the sector during the strong rally in the fourth quarter of 2020 and the first quarter of 2021. We added two Energy positions at the end of the first quarter of 2021, Permian Basin-focused oil and gas exploration and production company Diamondback Energy, Inc. ("Diamondback") and U.S. Silica Holdings ("U.S. Silica"), a producer of fracturing sand for the Oil & Gas industry as well as specialized commercial silica products for a variety of end users. With regards to Diamondback, we had sold our position in the company three years ago after a long holding period of outperformance versus the Energy sector. We decided to reestablish a position, as we feel the CEO and his team are still best of breed, measured by their acquisition and execution track records. In addition, the quality of Diamondback's assets in the low-cost Permian Basin allows for profitable oilfield development in low oil price environments. As for U.S. Silica , the company has right-sized its Oil &Gas segment and is now well-positioned to benefit from the recent recovery of oil prices. The specialty products business is also producing strong earnings growth thanks to the introduction of several successful new products, including numerous ESG-friendly applications.

Victory Munder Mid-Cap Core Growth Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	6/30/00		7/14/00		7/29/04	6/1/12	6/24/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Index[1]	Russell Midcap® Growth Index[2]
One Year	47.52%	39.01%	46.51%	45.51%	47.15%	48.19%	48.00%	49.80%	43.77%
Five Year	14.37%	13.02%	13.57%	13.57%	14.07%	14.87%	14.70%	15.62%	20.52%
Ten Year	11.29%	10.63%	10.50%	10.50%	11.00%	NA	11.59%	13.24%	15.13%
Since Inception	NA	NA	NA	NA	NA	13.91%	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Munder Mid-Cap Core Growth Fund — Growth of $10,000

1The Russell Midcap® Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell Midcap® Growth Index is an unmanaged index made up of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Munder Small Cap Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The Russell 3000® Index (the "Index") is up approximately 44% over the 12 months ended June 30, 2021, and stands roughly 30% above the pre-COVID highs it made in February 2020. This rally has seen strong participation across the spectrum, from value and reopening names to secular growth and stay-at-home winners, though leadership has changed up frequently and with great dispersion. In addition, cyclical sectors (e.g., Financials, Energy, Industrials), the sectors hit hardest during the COVID-19 selloff, garnered the highest return over this period.

More recently, however, we've seen inflation and interest rate expectations decline, largely the result of U.S. Federal Reserve commentary, which precipitated a rotation back into growth stocks in the second quarter of 2021. Traditional growth sectors (e.g., Technology, Communication Services, and Health Care) all outperformed; though, it's worth noting that value style-heavy sectors Energy and Real Estate actually posted the strongest returns in the second quarter of 2021. Energy stocks are clearly benefiting from stronger commodity prices, while Real Estate's outsized dividend income looks more attractive as rates decline, with many property types also leveraged to the economic reopening.

How did Victory Munder Small Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 56.27% (Class A at net asset value) for the fiscal year ended June 30, 2021, outperforming the Russell 2000® Growth Index (the "Index"), which returned 51.36% during the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in small-cap stocks that have superior growth prospects, strong profitability, sustainable competitive advantages, and reasonable valuations.

Using this framework, the Fund generated the strongest returns within the Energy, Consumer Discretionary, Real Estate, Materials, and Financials sectors, all up 75% or more over the trailing 12 months. Consumer Staples, Communication Services, and Health Care lagged, but each were still up 25% or more.

In Energy, Magnolia Oil & Gas Corp was our top performer, up nearly 160%. In Consumer Discretionary, the Fund had six different stocks that more than doubled during the year, including sporting goods retailer Academy Sports + Outdoors and cutting machine manufacturer Cricut, Inc., which together contributed approximately 175 basis points ("bps") of positive stock selection. Other top performers include retail REIT Macerich Company (Real Estate), Summit Materials (Materials), and Customers Bancorp/SLM Corp (Financials).

Within Consumer Staples and Communication Services, again, among our weakest sectors, up just 25% and 30%, respectively, we had several stocks where we experienced double-digit declines, including value grocery retailer Grocery Outlet Holdings Corp, packaged food/shell egg producer Cal-Maine Foods, and video game and e-sports developer Motorsport Games.

Victory Munder Small Cap Growth Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class I	Class Y
INCEPTION DATE	4/30/15		4/30/15	4/30/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	56.27%	47.31%	56.71%	56.57%	51.36%
Five Year	25.89%	24.42%	26.20%	25.98%	18.76%
Since Inception	17.59%	16.46%	17.89%	17.70%	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Munder Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Trivalent International Fund-Core Equity

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

International equities rose to new records on the back of additional stimulus measures and vaccination rollouts across the globe. Strong consumer demand has led to a substantial pickup in economic activity and has accelerated the global recovery. International returns were also boosted by a weakening dollar as the U.S. Dollar Index, which measures the U.S. dollar against six major global currencies, fell 5.1%. For the year ended June 30, 2021, the MSCI ACWI ex USA Index (the "Index") rose 35.72%. There was wide dispersion among country returns in the Index, with emerging markets outperforming their developed peers. Technology-heavy Taiwan returned 70.5% as a strong rebound in exports led to an increase in forecasted economic growth. South Korea rose 66.2% after raising its growth forecast to 4.2%, a full percentage point higher than the previous estimate. Within developed markets, Sweden gained 53.9% after avoiding a full lockdown during the height of the pandemic in Europe, resulting in a less-severe economic contraction than its European neighbors. On the other end of the spectrum, Turkey dropped 13% as President Erdogan unexpectedly fired the central bank chief following a period of aggressive rate hikes that had stabilized the Turkish Lira.

All sectors posted positive returns with the more cyclical and commodity-exposed sectors outperforming. Information Technology gained 56.5% and was driven by strength in semiconductors. Materials jumped 49.4% and were supported by rising commodity prices. Financials advanced 40.7% as the prospect of rising interest rates will improve net interest margins for the banking industry. The more defensive Utilities and Health Care stocks were the relative laggards, up 14.5% and 15.2%, respectively.

How did the Victory Trivalent International Fund — Core Equity (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital growth. The Fund returned 30.28% (Class A at net asset value) for the fiscal year ended June 30, 2021, underperforming the Index, which returned 35.72% for the period.

What strategies did you employ during the reporting period?

Overall security selection was negative and accounted for the Fund's relative underperformance. Excess returns were generated in two of six geographic regions and five of the 11 economic sectors. The majority of the Fund's underperformance occurred in the fourth quarter of 2020, as positive vaccine news boosted sentiment for the post-pandemic recovery. From a style perspective, the portfolio's limited exposure to deep value and lower-quality stocks was a major detractor during the market's sharp reversal away from prior winners. Companies that faced the greatest struggles during the pandemic materially outperformed while beneficiaries of the pandemic era lagged despite continued strong execution and robust earnings. For the trailing one-year period, security selection was weakest in the Consumer Staples sector, with the largest impact coming from two holdings. Chinese food operator Sun Art Retail Group was the top detractor, down 39.7% on weak same-store sales growth amid the pandemic. Japanese packaged food company Toyo Suisan Kaisha dropped 30% after reporting in-line results and forecasting a slight profit decline

Victory Trivalent International Fund-Core Equity (continued)

due to rising costs. Relative performance was also weak within Materials, as Anhui Conch Cement Company Limited fell 17.3% on declining demand and margins.

Notable outperformance was generated in the Industrials and Real Estate sectors. Within Industrials, UK-listed construction equipment rental company Ashtead Group rose 123.7% on positive results in its North American Sunbelt operations with continued market share gains. Deutsche Post was another strong performer in the sector. The German logistics and delivery service provider rose 94% as results and outlook confirmed a strong demand environment which has led to higher earnings expectations. Within Real Estate, Australian diversified real estate investment trust Charter Hall Group advanced 78.2% after announcing strong momentum in its direct investment business and the successful closing of two commercial property acquisitions.

Victory Trivalent International Fund-Core Equity (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/16/07		8/16/07		8/16/07	3/3/15	8/16/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI ACWI ex USA Index[1]
One Year	30.28%	22.72%	29.09%	28.09%	30.65%	30.57%	30.62%	35.72%
Five Year	9.36%	8.06%	8.51%	8.51%	9.74%	9.78%	9.64%	11.08%
Ten Year	5.58%	4.96%	4.76%	4.76%	6.04%	NA	5.84%	5.45%
Since Inception	NA	NA	NA	NA	NA	6.12%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Trivalent International Fund-Core Equity — Growth of $10,000

1The MSCI ACWI ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indices, comprising 22 developed and 27 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Trivalent International Small-Cap Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

International small-cap equities rose to new records on the back of additional stimulus measures and vaccination rollouts across the globe. Strong consumer demand has led to a substantial pickup in economic activity and has accelerated the global recovery. International returns were also boosted by a weakening dollar as the U.S. Dollar Index, which measures the U.S. dollar against six major global currencies, fell 5.1%. For the year ended June 30, 2021, the S&P® Developed Ex-U.S. SmallCap Index (the "Index") rose 43.62%. All countries in the Index advanced with European small-cap equities outpacing their AsiaPac peers. Sweden gained 64% after avoiding a full lockdown during the height of the pandemic in Europe, resulting in a less severe economic contraction than its European neighbors. Italy climbed 58.7% as former European Central Bank president, Mario Draghi, was sworn in as prime minister to lead the country out of recession. The United Kingdom advanced 55.8% as its global leadership in vaccine distribution has led to higher growth forecasts. On the other end of the spectrum, Japan trailed the broader index and was up only 18.9% after declaring its third state of emergency ahead of the Tokyo Olympics due to surging coronavirus cases.

All 11 sectors advanced, with Energy leading the way, up 61.3% as Brent Crude oil prices gained 82.6% and topped $75 a barrel for the first time since October 2018 on improved demand expectations. Cyclical sectors posted strong gains as Consumer Discretionary and Industrials rose 57.7% and 49.4%, respectively. The more defensive Consumer Staples stocks were the relative laggards, up 22.9%.

How did the Victory Trivalent International Small-Cap Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital growth. The Fund returned 40.61% (Class A at net asset value) for the fiscal year ended June 30, 2021, underperforming the Index, which returned 43.62% for the period.

What strategies did you employ during the reporting period?

Overall security selection was negative and accounted for the Fund's relative underperformance. Excess returns were generated in two of five geographic regions and four of the eleven economic sectors. Most of the Fund's underperformance occurred in the fourth quarter of 2020, as positive vaccine news boosted sentiment for the post-pandemic recovery. From a style perspective, the portfolio's limited exposure to deep value and lower quality stocks was a major detractor during the market's sharp reversal away from prior winners. Companies that faced the greatest struggles during the pandemic materially outperformed while beneficiaries of the pandemic era lagged despite continued strong execution and robust earnings. For the trailing one-year period, security selection was weakest in the Information Technology sector, with the largest impact coming from Anritsu. The Japanese telecom equipment provider fell 20.2% after guidance for the next fiscal year short of consensus. Although still expected to be strong, demand from 5G activity has not materialized as quickly as expected. Relative performance was also weak within Materials and was largely driven down by two gold miners. Silver Lake Resources in Australia and Endeavour Mining Corporation in Canada sold off 27.0% and 15.6%, respectively, on weaker

Victory Trivalent International Small-Cap Fund (continued)

gold prices during our holding period. Both companies remain attractive as strong producers and solid operations.

Notable outperformance was generated in the Industrials and Health Care sectors. Japanese business consultant BayCurrent Consulting rose 335.9% as demand for its digital transformation services continues to rise. TFI International ("TFI") was another strong performer within the Industrials sector. The Canadian listed trucking company rose 161.1% after announcing the acquisition of UPS Freight, which will complement TFI's existing U.S. freight business and improve margins. Within Health Care, Korean biotechnology company Seegene gained 24.4%, as its COVID-19 test kit received approval from Korean authorities and the test kits are being shipped to governments and medical facilities across the world.

Victory Trivalent International Small-Cap Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/17/07		8/17/07		8/17/07	6/1/12	8/17/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P Developed Ex-U.S. SmallCap Index[1]
One Year	40.61%	32.55%	39.57%	38.57%	41.16%	41.14%	40.96%	43.62%
Five Year	12.75%	11.42%	11.90%	11.90%	13.19%	13.06%	13.03%	11.72%
Ten Year	9.63%	8.99%	8.83%	8.83%	10.11%	NA	9.92%	7.67%
Since Inception	NA	NA	NA	NA	NA	13.54%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Trivalent International Small-Cap Fund — Growth of $10,000

1The S&P Developed Ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country, other than the United States, represented in the S&P Developed Broad Market Index (BMI). The S&P Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory INCORE Total Return Bond Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The economy continued to roar back in 2021, with annualized Gross Domestic Product ("GDP") growth estimated to reach nearly 7% plus for the year, a growth rate not seen since 1950, and likely marking the return of the economy, as measured by GDP, to pre-pandemic levels or better. Employment is lagging, which is not unusual in a recovery, and, in our opinion, should continue to improve throughout the year. Risk assets performed well year-to-date, with stocks continuing to set new records, led by large caps. High yield bonds, investment-grade convertible bonds, and investment-grade corporate bonds all outperformed U.S. Treasurys.

A significant change in the expected timing of future rate hikes in the Federal Open Market Committee ("FOMC") dot plot, combined with slower than expected job growth, helped U.S. Treasurys claw back some of their losses from earlier in the year, as long yields fell nearly 30 basis points, and the Bloomberg Barclays Treasury Index returned 1.75% in the second quarter of 2021. Monetary & fiscal stimulus, higher vaccination rates, and economic reopening are providing prodigious tailwinds that will likely ease later this year.

Prior to their June meeting, the FOMC seemed to be focused on the employment pillar of its dual mandate of maximizing employment and maintaining price stability, explaining away elevated inflation as transitory, which some on the committee continue to do. The dot plot from the U.S. Federal Reserve's (the "Fed") April meeting indicated the federal funds effective rate remaining near zero until 2024, while inflation would be allowed to run above target for some time. We expected this new paradigm, known as "Flexible Average Inflation Targeting" ("FAIT"), to be tested by increasing inflation. The committee's latest announcement in June indicates members are aware of higher inflation risks, are discussing tapering, and have moved expected rate hikes forward into 2023. The new dot plot estimates show that seven members expect rate increases as early as 2022, indicating a willingness to pivot if necessary. Some board members see upside risk to inflation and are advocating for tapering asset purchases as early as the fourth quarter of 2021. This, combined with lower-than-expected job growth in the second quarter of 2021, caused the yield curve to flatten significantly during the quarter. As the economy emerges from recession, the Fed must determine when and at what pace to remove accommodation. This is a delicate process, subject to Monday-morning quarterbacking, causing markets to overreact as policy evolves. Buckle up for continued interest rate volatility.

How did Victory INCORE Total Return Bond Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide a high level of current income together with capital appreciation. The Fund returned 1.67% (Class A at net asset value), outperforming its benchmark, Bloomberg Barclays US Aggregate Bond Index (the "Index"), which returned -0.33% for the fiscal year ended June 30, 2020.

The Fund started 2021 underweight U.S. Treasurys and mortgage-backed securities, with corresponding overweight allocations to investment-grade corporate bonds, high yield corporate bonds, and investment-grade convertible bonds. While U.S. Treasury yields have

Victory INCORE Total Return Bond Fund (continued)

increased over the year, substantial spread tightening since last June has helped offset the negative impact of rising intermediate yields. We maintain a corporate credit overweight as the economy continues to rebound, benefitting the Fund.

What strategies did you employ during the reporting period?

INCORE believes the U.S. economy still has some distance before reaching full employment and will continue to perform well into 2022, with moderating growth as the effects of recent fiscal stimulus fade. Monetary stimulus will continue to support markets in the near term, but with real GDP in 2021 expected at 7-8% and 2022 forecasts between 3-4%, we look for the FOMC to begin tapering bond purchases in the fourth quarter of 2021 or the first quarter of 2022, and for real yields to move somewhat higher. It remains to be seen whether inflation is transitory or persistent, but we think the risks are skewed to the upside. An improving economy, improving consumer and corporate balance sheets, and low yields compel us to maintain a significant overweight to corporate credit, high yield, and investment-grade convertible bonds. Also, we are maintaining our strategies shorter duration relative to benchmarks in anticipation of higher yields. The overweight position to credit was additive to performance in the second quarter of 2021, outpacing the drag from the short duration position, helping the Fund outpace the Index during the quarter and the past year.

It remains to be seen how much additional infrastructure stimulus will be passed prior to the start of 2022 mid-term campaigns; time is running short. We expect a volatile interest rate environment as the Fed attempts to implement FAIT, and navigate a soft landing as it removes accommodative policy. We believe the Fund is well-positioned for this uncertain environment.

Victory INCORE Total Return Bond Fund (continued)

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended June 30, 2021

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	12/9/92		3/25/96		3/3/15	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays US Aggregate Bond Index[1]
One Year	1.67%	–0.63%	0.91%	–0.08%	1.93%	1.91%	–0.33%
Five Year	3.06%	2.58%	2.30%	2.30%	3.35%	3.33%	3.03%
Ten Year	3.40%	3.16%	2.64%	2.64%	NA	3.66%	3.39%
Since Inception	NA	NA	NA	NA	3.03%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Total Return Bond Fund — Growth of $10,000

1The Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A of the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios Victory Integrity Discovery Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide capital appreciation.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Chico's FAS, Inc.	1.4%
RadNet, Inc.	1.2%
Genesco, Inc.	1.2%
The EW Scripps Co., Class A	1.1%
Atlantic Capital Bancshares, Inc.	1.1%
Origin Bancorp, Inc.	1.1%
AngioDynamics, Inc.	1.0%
Northern Oil and Gas, Inc.	1.0%
Earthstone Energy, Inc., Class A	1.0%
Caleres, Inc.	1.0%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide capital appreciation.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Laboratory Corp. of America Holdings	1.4%
Arthur J. Gallagher & Co.	1.1%
McKesson Corp.	1.1%
Huntington Bancshares, Inc.	1.1%
PPG Industries, Inc.	1.1%
Diamondback Energy, Inc.	1.1%
Northern Trust Corp.	1.0%
Essex Property Trust, Inc.	1.0%
Pioneer Natural Resources Co.	1.0%
Zimmer Biomet Holdings, Inc.	1.0%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Integrity Small-Cap Value Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide long-term capital growth.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Whiting Petroleum Corp.	1.2%
PDC Energy, Inc.	1.1%
Green Plains, Inc.	1.1%
Hancock Whitney Corp.	1.0%
Alcoa Corp.	1.0%
Ovintiv, Inc.	1.0%
Korn Ferry	1.0%
STAG Industrial, Inc.	1.0%
PacWest Bancorp	1.0%
Synovus Financial Corp.	1.0%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide capital appreciation.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Hancock Whitney Corp.	1.1%
East West Bancorp, Inc.	1.1%
Comerica, Inc.	1.1%
PacWest Bancorp	1.1%
PDC Energy, Inc.	1.1%
Alcoa Corp.	1.0%
Synovus Financial Corp.	1.0%
Ally Financial, Inc.	1.0%
Olin Corp.	1.0%
Hill-Rom Holdings, Inc.	0.9%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Munder Multi-Cap Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide long-term capital appreciation.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Apple, Inc.	5.9%
Microsoft Corp.	5.8%
Amazon.com, Inc.	3.5%
Alphabet, Inc., Class A	3.2%
NVIDIA Corp.	2.4%
Facebook, Inc., Class A	2.3%
iShares Russell 3000 ETF	2.1%
JPMorgan Chase & Co.	2.0%
AbbVie, Inc.	1.8%
Regeneron Pharmaceuticals, Inc.	1.7%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory S&P 500 Index Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide performance and income that is comparable to the S&P 500® Index.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Apple, Inc.	5.9%
Microsoft Corp.	5.6%
Amazon.com, Inc.	4.0%
Facebook, Inc., Class A	2.3%
Alphabet, Inc., Class A	2.0%
Alphabet, Inc., Class C	2.0%
Berkshire Hathaway, Inc., Class B	1.4%
Tesla, Inc.	1.4%
NVIDIA Corp.	1.4%
JPMorgan Chase & Co.	1.3%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide long-term capital appreciation.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

SPDR S&P MidCap 400 ETF	2.6%
EPAM Systems, Inc.	2.4%
Advanced Micro Devices, Inc.	2.0%
MSCI, Inc.	1.9%
Ally Financial, Inc.	1.9%
Trane Technologies PLC	1.8%
Synchrony Financial	1.7%
D.R. Horton, Inc.	1.6%
IQVIA Holdings, Inc.	1.5%
Synopsys, Inc.	1.5%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Munder Small Cap Growth Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide long-term capital appreciation.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Intellia Therapeutics, Inc.	1.8%
Maravai LifeSciences Holdings, Inc., Class A	1.6%
Summit Materials, Inc., Class A	1.6%
Natera, Inc.	1.5%
Academy Sports & Outdoors, Inc.	1.4%
Shoals Technologies Group, Inc., Class A	1.4%
Napco Security Technologies, Inc.	1.4%
Skyline Champion Corp.	1.3%
Vonage Holdings Corp.	1.3%
WNS Holdings Ltd.	1.3%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Trivalent International Fund-Core Equity	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide long-term growth of capital.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Tencent Holdings Ltd.	1.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.6%
Sony Group Corp.	1.6%
Nestle SA	1.1%
Volkswagen AG	1.0%
Anglo American PLC	1.0%
Toyota Motor Corp.	1.0%
Novartis AG	1.0%
Samsung Electronics Co. Ltd.	0.9%
Alibaba Group Holding Ltd.	0.9%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Trivalent International Small-Cap Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide long-term growth of capital.

Top 10 Holdings*:

June 30, 2021

(% of Net Assets)

Logitech International SA	1.3%
Mineral Resources Ltd.	1.2%
ASM International NV	1.1%
BayCurrent Consulting, Inc.	1.1%
TFI International, Inc.	1.1%
Shinko Electric Industries Co. Ltd.	1.1%
Valmet Oyj	0.9%
Soulbrain Co. Ltd.	0.9%
Future PLC	0.9%
Osstem Implant Co. Ltd.	0.9%

Sector Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory INCORE Total Return Bond Fund	June 30, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide a high level of current income. Its secondary objective is capital appreciation.

Asset Allocation*:

June 30, 2021

(% of Net Assets)

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.4%)
Banks (20.3%):
Atlantic Capital Bancshares, Inc. (a)	38,700	$985
Central Pacific Financial Corp.	23,200	605
Civista Bancshares, Inc.	30,530	675
ConnectOne Bancorp, Inc.	32,400	848
Dime Community Bancshares, Inc.	23,000	773
Equity Bancshares, Inc., Class A (a)	23,700	723
Financial Institutions, Inc.	25,100	753
First Bank/Hamilton NJ	23,900	324
First Foundation, Inc.	23,600	531
First Internet Bancorp	15,900	493
First Mid Bancshares, Inc.	18,900	766
FVCBankcorp, Inc. (a) (b)	18,800	324
German American Bancorp, Inc.	14,800	550
HarborOne Bancorp, Inc.	47,000	674
Heritage Commerce Corp. (b)	71,800	799
Heritage Financial Corp.	8,500	213
Hometrust Bancshares, Inc.	27,200	759
Howard Bancorp, Inc. (a)	21,500	347
Independent Bank Corp.	31,500	684
Mercantile Bank Corp.	22,730	686
Origin Bancorp, Inc.	22,850	970
Peoples Bancorp, Inc.	23,900	708
Primis Financial Corp.	40,500	618
QCR Holdings, Inc. (b)	17,900	861
SmartFinancial, Inc.	29,200	701
The First Bancshares, Inc.	20,800	778
Univest Financial Corp.	26,300	693
Washington Trust Bancorp, Inc.	16,100	827
		18,668
Capital Markets (1.7%):
Cowen, Inc., Class A (b)	20,800	854
Diamond Hill Investment Group, Inc.	4,000	669
		1,523
Communication Services (3.3%):
Emerald Holding, Inc. (a)	106,000	571
Entravision Communications Corp., Class A	96,700	646
The EW Scripps Co., Class A	48,900	997
The Marcus Corp. (a) (b)	39,550	839
		3,053
Consumer Discretionary (13.7%):
Caleres, Inc.	33,699	920
Chico's FAS, Inc. (a) (b)	193,600	1,274
Chuy's Holdings, Inc. (a) (b)	14,450	538
Del Taco Restaurants, Inc.	46,400	465
Funko, Inc., Class A (a) (b)	27,650	588
Genesco, Inc. (a)	16,830	1,072

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lindblad Expeditions Holdings, Inc. (a) (b)	38,500	$616
M/I Homes, Inc. (a)	7,400	434
Malibu Boats, Inc., Class A (a)	7,730	567
Modine Manufacturing Co. (a) (b)	52,700	874
Motorcar Parts of America, Inc. (a)	26,300	590
OneWater Marine, Inc.	9,680	407
Potbelly Corp. (a)	110,000	869
Red Robin Gourmet Burgers, Inc. (a) (b)	14,202	470
Ruth's Hospitality Group, Inc. (a)	15,400	355
Shoe Carnival, Inc. (b)	7,100	508
The Aaron's Co., Inc.	11,827	378
Universal Electronics, Inc. (a)	10,340	502
Universal Technical Institute, Inc. (a)	72,000	467
Zumiez, Inc. (a)	14,850	728
		12,622
Consumer Finance (0.8%):
EZCORP, Inc., Class A (a) (b)	116,000	699
Consumer Staples (0.1%):
Rite Aid Corp. (a) (b)	8,100	132
Energy (6.4%):
DHT Holdings, Inc.	68,000	441
Earthstone Energy, Inc., Class A (a)	85,500	947
International Seaways, Inc. (b)	19,885	381
Matrix Service Co. (a)	37,500	394
Natural Gas Services Group, Inc. (a)	31,700	326
Newpark Resources, Inc. (a) (b)	126,000	436
Northern Oil and Gas, Inc. (b)	46,050	956
ProPetro Holding Corp. (a)	47,000	431
Solaris Oilfield Infrastructure, Inc., Class A	49,000	477
Tidewater, Inc. (a)	40,000	482
Vine Energy, Inc., Class A (a) (b)	39,500	616
		5,887
Health Care (7.0%):
AngioDynamics, Inc. (a)	35,400	960
Collegium Pharmaceutical, Inc. (a)	21,200	501
Community Health Systems, Inc. (a)	49,838	770
Hanger, Inc. (a)	25,000	632
Invacare Corp. (a) (b)	95,800	773
Natus Medical, Inc. (a)	16,000	416
Orthofix Medical, Inc. (a) (b)	12,900	517
RadNet, Inc. (a)	33,000	1,112
Vanda Pharmaceuticals, Inc. (a)	33,400	718
		6,399
Industrials (17.1%):
CIRCOR International, Inc. (a)	21,250	693
Columbus McKinnon Corp.	12,000	579
Covenant Logistics Group, Inc., Class A (a)	28,800	596
CRA International, Inc.	4,850	415

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ducommun, Inc. (a)	13,650	$745
DXP Enterprises, Inc. (a)	25,400	846
Eagle Bulk Shipping, Inc. (a) (b)	13,900	658
Echo Global Logistics, Inc. (a)	25,240	776
Great Lakes Dredge & Dock Corp. (a)	51,000	745
Hawaiian Holdings, Inc. (a)	23,000	560
Heidrick & Struggles International, Inc.	11,700	521
Heritage-Crystal Clean, Inc. (a)	26,700	792
Kelly Services, Inc., Class A (a)	22,500	539
Kimball International, Inc., Class B	47,000	618
NN, Inc. (a)	93,000	684
Park Aerospace Corp.	29,500	440
Park-Ohio Holdings Corp.	14,300	460
SP Plus Corp. (a)	25,380	776
Team, Inc. (a)	58,800	394
The Shyft Group, Inc.	14,550	544
Titan Machinery, Inc. (a)	26,650	825
Triumph Group, Inc. (a)	38,000	788
TrueBlue, Inc. (a)	20,300	571
VSE Corp.	14,550	720
Willdan Group, Inc. (a) (b)	11,700	440
		15,725
Information Technology (10.7%):
ADTRAN, Inc.	33,900	700
American Software, Inc., Class A	18,635	409
Asure Software, Inc. (a)	72,300	641
Benchmark Electronics, Inc.	16,200	461
Comtech Telecommunications Corp. (b)	28,000	676
CTS Corp.	24,100	896
Diebold Nixdorf, Inc. (a)	33,400	429
Digi International, Inc. (a) (b)	34,900	702
Extreme Networks, Inc. (a)	56,900	635
Harmonic, Inc. (a)	94,500	805
I3 Verticals, Inc., Class A (a)	12,500	378
Ichor Holdings Ltd. (a)	9,400	506
Impinj, Inc. (a) (b)	7,500	387
NeoPhotonics Corp. (a)	53,000	541
PDF Solutions, Inc. (a)	31,400	571
Veeco Instruments, Inc. (a)	22,100	531
Vishay Precision Group, Inc. (a)	17,700	603
		9,871
Insurance (1.2%):
HCI Group, Inc. (b)	6,120	609
Heritage Insurance Holdings, Inc.	54,000	463
		1,072
Materials (4.5%):
Haynes International, Inc.	23,100	817
Koppers Holdings, Inc. (a)	20,500	663

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kraton Corp. (a)	14,500	$468
Schnitzer Steel Industries, Inc.	8,000	393
SunCoke Energy, Inc.	119,400	853
Verso Corp., Class A	51,300	908
		4,102
Mortgage Real Estate Investment Trusts (0.9%):
Dynex Capital, Inc.	33,000	616
Western Asset Mortgage Capital Corp. (b)	72,000	234
		850
Real Estate (6.7%):
Bluerock Residential Growth REIT, Inc. (b)	15,000	152
CatchMark Timber Trust, Inc., Class A	41,000	480
Cedar Realty Trust, Inc.	24,500	413
City Office REIT, Inc.	63,500	789
Global Medical REIT, Inc. (b)	46,600	688
NETSTREIT Corp.	25,700	593
New Senior Investment Group, Inc.	85,900	754
NexPoint Residential Trust, Inc.	11,300	621
Plymouth Industrial REIT, Inc.	31,100	623
UMH Properties, Inc.	9,881	216
Urstadt Biddle Properties, Inc., Class A	43,100	835
		6,164
Thrifts & Mortgage Finance (4.0%):
Bridgewater Bancshares, Inc. (a) (b)	34,500	557
Home Bancorp, Inc. (b)	8,100	309
HomeStreet, Inc.	11,900	485
Meridian Bancorp, Inc.	40,600	831
PCSB Financial Corp.	34,200	621
Premier Financial Corp.	29,200	829
		3,632
Total Common Stocks (Cost $66,875)		90,399
Collateral for Securities Loaned^ (11.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (c)	200,064	200
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	5,419,098	5,419
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (c)	99,842	100
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (c)	796,109	796
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (c)	3,579,461	3,580
Total Collateral for Securities Loaned (Cost $10,095)		10,095
Total Investments (Cost $76,970) — 109.4%		100,494
Liabilities in excess of other assets — (9.4)%		(8,614)
NET ASSETS — 100.00%		$91,880

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2021.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Communication Services (3.0%):
Cinemark Holdings, Inc. (a)	55,696	$1,223
Liberty Media Group Corp.-Liberty Formula One, Class C (a)	34,700	1,673
Lions Gate Entertainment Corp., Class B (a)	90,309	1,653
Nexstar Media Group, Inc., Class A	16,000	2,366
ViacomCBS, Inc., Class B	21,182	957
		7,872
Consumer Discretionary (11.9%):
Advance Auto Parts, Inc.	9,300	1,908
Aptiv PLC (a)	11,920	1,875
Aramark	59,782	2,227
Brunswick Corp.	21,600	2,152
Caesars Entertainment, Inc. (a)	19,650	2,039
D.R. Horton, Inc.	15,835	1,431
Hilton Worldwide Holdings, Inc. (a)	11,300	1,363
Kohl's Corp.	26,200	1,444
Newell Brands, Inc.	51,300	1,409
Norwegian Cruise Line Holdings Ltd. (a) (b)	77,200	2,270
Penske Automotive Group, Inc.	19,800	1,495
Ralph Lauren Corp.	19,814	2,334
Tapestry, Inc. (a)	39,700	1,726
The Gap, Inc.	47,450	1,597
Travel + Leisure Co.	39,330	2,338
Visteon Corp. (a)	15,620	1,889
Yum! Brands, Inc.	18,149	2,088
		31,585
Consumer Staples (4.4%):
Archer-Daniels-Midland Co.	30,511	1,849
Coty, Inc., Class A (a)	207,600	1,939
Darling Ingredients, Inc. (a)	20,259	1,367
Lamb Weston Holdings, Inc.	17,050	1,375
Molson Coors Beverage Co., Class B (a) (b)	25,400	1,364
Performance Food Group Co. (a)	37,600	1,823
Tyson Foods, Inc., Class A	27,450	2,025
		11,742
Energy (5.5%):
Devon Energy Corp.	81,700	2,385
Diamondback Energy, Inc.	30,164	2,832
Halliburton Co.	91,060	2,105
Hess Corp.	27,600	2,410
Pioneer Natural Resources Co.	16,205	2,634
Valero Energy Corp.	28,606	2,234
		14,600
Financials (16.1%):
Ally Financial, Inc.	45,600	2,273
Arch Capital Group Ltd. (a)	37,700	1,468

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Arthur J. Gallagher & Co.	21,621	$3,029
Assurant, Inc.	12,800	1,999
Cincinnati Financial Corp. (b)	13,440	1,567
CIT Group, Inc.	32,160	1,659
Comerica, Inc.	35,990	2,568
Huntington Bancshares, Inc.	199,550	2,848
Invesco Ltd.	80,600	2,154
Lincoln National Corp.	28,100	1,766
LPL Financial Holdings, Inc.	18,125	2,446
M&T Bank Corp.	17,450	2,536
Northern Trust Corp.	23,549	2,723
Regions Financial Corp.	100,000	2,018
Reinsurance Group of America, Inc.	14,750	1,681
State Street Corp.	24,400	2,008
Sterling Bancorp	69,269	1,717
The Hartford Financial Services Group, Inc.	29,500	1,828
Voya Financial, Inc.	36,600	2,251
W.R. Berkley Corp.	29,600	2,203
		42,742
Health Care (8.5%):
Cerner Corp.	20,362	1,591
Elanco Animal Health, Inc. (a)	52,294	1,814
Encompass Health Corp.	30,900	2,411
Hill-Rom Holdings, Inc.	16,600	1,886
Jazz Pharmaceuticals PLC (a)	7,200	1,279
Laboratory Corp. of America Holdings (a)	13,550	3,738
McKesson Corp.	15,476	2,960
Perrigo Co. PLC (b)	35,300	1,618
STERIS PLC	6,505	1,342
Viatris, Inc.	89,400	1,278
Zimmer Biomet Holdings, Inc.	16,250	2,613
		22,530
Industrials (17.2%):
Altra Industrial Motion Corp.	20,212	1,314
Avis Budget Group, Inc. (a)	12,400	966
Barnes Group, Inc.	22,974	1,178
Carlisle Cos., Inc.	11,910	2,279
Colfax Corp. (a)	38,001	1,741
Crane Co.	16,391	1,514
Cummins, Inc.	6,450	1,573
Delta Air Lines, Inc. (a)	23,700	1,025
Howmet Aerospace, Inc. (a)	62,235	2,145
ITT, Inc.	19,550	1,791
Kirby Corp. (a)	23,170	1,405
Landstar System, Inc.	8,248	1,303
ManpowerGroup, Inc.	19,850	2,360
nVent Electric PLC	57,270	1,789
Old Dominion Freight Line, Inc.	5,364	1,361

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Oshkosh Corp.	16,224	$2,022
Parker-Hannifin Corp.	8,217	2,524
Quanta Services, Inc.	24,000	2,174
Republic Services, Inc.	14,000	1,540
Rexnord Corp.	33,350	1,669
Ryder System, Inc.	23,750	1,765
Southwest Airlines Co. (a)	46,200	2,453
Spirit AeroSystems Holdings, Inc., Class A	38,404	1,812
Textron, Inc.	27,637	1,901
Trane Technologies PLC	11,450	2,108
Westinghouse Air Brake Technologies Corp.	23,135	1,904
		45,616
Information Technology (9.5%):
Arrow Electronics, Inc. (a)	12,600	1,434
Booz Allen Hamilton Holding Corp.	12,281	1,046
Ciena Corp. (a)	31,300	1,781
Corning, Inc.	37,100	1,517
DXC Technology Co. (a)	64,100	2,496
Flex Ltd. (a)	102,300	1,828
Hewlett Packard Enterprise Co.	91,000	1,327
Jabil, Inc.	42,800	2,488
MKS Instruments, Inc.	8,040	1,431
Motorola Solutions, Inc.	7,853	1,703
NCR Corp. (a)	40,000	1,824
ON Semiconductor Corp. (a)	45,800	1,753
Skyworks Solutions, Inc.	6,563	1,258
Verint Systems, Inc. (a)	29,100	1,312
Western Digital Corp. (a)	27,472	1,955
		25,153
Materials (7.6%):
Arconic Corp. (a)	57,954	2,064
CF Industries Holdings, Inc.	44,517	2,290
Cleveland-Cliffs, Inc. (a) (b)	79,651	1,717
Freeport-McMoRan, Inc.	38,982	1,447
Martin Marietta Materials, Inc.	4,702	1,654
PPG Industries, Inc.	16,700	2,835
Reliance Steel & Aluminum Co.	12,930	1,951
Steel Dynamics, Inc.	33,900	2,021
The Mosaic Co.	63,000	2,010
Westlake Chemical Corp.	22,650	2,041
		20,030
Real Estate (8.6%):
Americold Realty Trust	46,250	1,751
Apartment Income REIT Corp.	53,600	2,542
Duke Realty Corp.	51,077	2,419
Essex Property Trust, Inc.	8,980	2,694
Healthpeak Properties, Inc.	46,200	1,538
Host Hotels & Resorts, Inc. (a)	124,300	2,124

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Medical Properties Trust, Inc.	114,190	$2,295
Realty Income Corp.	27,500	1,835
STORE Capital Corp.	46,000	1,588
Welltower, Inc.	30,050	2,497
Weyerhaeuser Co.	47,846	1,647
		22,930
Utilities (6.7%):
CenterPoint Energy, Inc.	78,000	1,913
DTE Energy Co.	18,750	2,430
Edison International	23,100	1,336
Evergy, Inc.	33,200	2,006
Pinnacle West Capital Corp.	15,350	1,258
PPL Corp.	50,200	1,404
Spire, Inc.	30,138	2,178
UGI Corp.	36,736	1,701
Vistra Corp.	87,181	1,617
Xcel Energy, Inc.	28,576	1,883
		17,726
Total Common Stocks (Cost $199,994)		262,526
Collateral for Securities Loaned^ (1.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (c)	60,594	61
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	1,641,303	1,641
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (c)	30,240	30
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (c)	241,121	241
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (c)	1,084,125	1,084
Total Collateral for Securities Loaned (Cost $3,057)		3,057
Total Investments (Cost $203,051) — 100.2%		265,583
Liabilities in excess of other assets — (0.2)%		(463)
NET ASSETS — 100.00%		$265,120

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2021.

PLC — Public Limited Company

REIT — Real Estate Investment Trust
See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.2%)
Communication Services (2.6%):
Cinemark Holdings, Inc. (a) (b)	463,000	$10,163
Gray Television, Inc.	549,700	12,863
Lions Gate Entertainment Corp., Class B (a)	664,000	12,151
TEGNA, Inc.	451,000	8,461
The Marcus Corp. (a) (b)	406,000	8,611
		52,249
Consumer Discretionary (10.9%):
Abercrombie & Fitch Co. (a)	231,600	10,753
American Axle & Manufacturing Holdings, Inc. (a)	856,000	8,860
Asbury Automotive Group, Inc. (a)	69,100	11,842
Bloomin' Brands, Inc. (a)	576,600	15,649
Brinker International, Inc. (a)	140,100	8,665
Brunswick Corp.	126,000	12,552
Century Communities, Inc.	114,000	7,585
Dana, Inc.	430,000	10,217
G-III Apparel Group Ltd. (a)	321,000	10,548
Guess?, Inc. (b)	404,700	10,684
Jack in the Box, Inc.	140,000	15,602
Macy's, Inc. (a) (b)	625,500	11,859
Marriott Vacations Worldwide Corp. (a)	98,900	15,755
Steven Madden Ltd.	368,250	16,115
The ODP Corp. (a)	169,200	8,123
Tri Pointe Homes, Inc. (a)	470,000	10,072
Visteon Corp. (a)	81,500	9,857
Wolverine World Wide, Inc.	403,000	13,557
WW International, Inc. (a)	295,000	10,661
		218,956
Consumer Staples (3.2%):
Coty, Inc., Class A (a)	1,557,900	14,551
Edgewell Personal Care Co.	243,200	10,676
Performance Food Group Co. (a)	346,600	16,807
Sanderson Farms, Inc.	52,000	9,774
The Simply Good Foods Co. (a) (b)	346,800	12,662
		64,470
Energy (7.7%):
Antero Resources Corp. (a) (b)	1,047,000	15,736
Cactus, Inc., Class A	185,400	6,808
Chesapeake Energy Corp.	289,500	15,031
Delek U.S. Holdings, Inc.	457,700	9,895
Green Plains, Inc. (a)	638,000	21,450
Laredo Petroleum, Inc. (a) (b)	125,000	11,599
Ovintiv, Inc. (b)	669,864	21,081
PDC Energy, Inc.	487,100	22,304
ProPetro Holding Corp. (a)	718,800	6,584
Whiting Petroleum Corp. (a)	445,100	24,280
		154,768

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (21.9%):
Ameris Bancorp	380,600	$19,270
Assured Guaranty Ltd.	202,300	9,605
Banc of California, Inc. (b)	619,800	10,871
Banner Corp.	301,800	16,361
Blackstone Mortgage Trust, Inc., Class A (b)	468,600	14,944
Brighthouse Financial, Inc. (a) (b)	172,900	7,874
Cathay General Bancorp	439,000	17,279
CNO Financial Group, Inc.	424,500	10,027
Federated Hermes, Inc.	378,700	12,842
First Bancorp/Southern Pines NC	184,000	7,527
First Merchants Corp.	423,400	17,643
First Midwest Bancorp, Inc.	587,000	11,640
Hancock Whitney Corp.	476,700	21,185
Heritage Financial Corp.	255,000	6,380
Horace Mann Educators Corp.	191,500	7,166
Investors Bancorp, Inc.	1,302,000	18,567
Kinsale Capital Group, Inc.	48,500	7,991
Ladder Capital Corp.	916,000	10,571
MGIC Investment Corp.	1,039,000	14,130
PacWest Bancorp	496,600	20,440
People's United Financial, Inc.	797,144	13,663
Piper Sandler Cos.	98,800	12,801
Primerica, Inc.	59,400	9,096
ProAssurance Corp.	370,800	8,436
Renasant Corp.	395,500	15,820
RLI Corp.	99,000	10,354
Starwood Property Trust, Inc.	337,000	8,819
Sterling Bancorp	529,000	13,114
Stifel Financial Corp. (b)	262,200	17,006
Synovus Financial Corp.	450,700	19,777
United Community Banks, Inc.	552,900	17,698
Veritex Holdings, Inc.	486,500	17,227
WesBanco, Inc.	418,100	14,897
		441,021
Health Care (3.7%):
Brookdale Senior Living, Inc. (a)	1,442,200	11,394
CONMED Corp. (b)	75,600	10,390
Patterson Cos., Inc.	318,500	9,679
Select Medical Holdings Corp.	407,000	17,200
Supernus Pharmaceuticals, Inc. (a)	334,200	10,290
Tenet Healthcare Corp. (a) (b)	232,100	15,548
		74,501
Industrials (19.9%):
AAR Corp. (a)	400,600	15,523
Altra Industrial Motion Corp.	160,400	10,429
Atkore, Inc. (a)	122,100	8,669
Avis Budget Group, Inc. (a)	127,500	9,931

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
AZZ, Inc.	220,000	$11,392
Barnes Group, Inc.	300,600	15,406
Beacon Roofing Supply, Inc. (a)	190,800	10,160
Clean Harbors, Inc. (a)	140,000	13,040
Crane Co.	140,750	13,001
EMCOR Group, Inc.	158,800	19,563
EnPro Industries, Inc.	114,000	11,075
Granite Construction, Inc.	316,100	13,128
Hub Group, Inc., Class A (a)	139,200	9,184
Kirby Corp. (a)	172,650	10,469
Korn Ferry	286,100	20,757
Landstar System, Inc.	65,000	10,271
ManpowerGroup, Inc.	79,000	9,394
Meritor, Inc. (a)	505,700	11,843
MRC Global, Inc. (a)	1,147,000	10,782
nVent Electric PLC	359,600	11,234
Parsons Corp. (a)	313,500	12,339
Rexnord Corp.	349,200	17,474
Ryder System, Inc.	160,000	11,893
Saia, Inc. (a)	62,300	13,051
SkyWest, Inc. (a)	200,000	8,614
Spirit Airlines, Inc. (a)	353,900	10,773
Steelcase, Inc., Class A	808,000	12,209
Terex Corp.	216,700	10,319
Trinity Industries, Inc. (b)	300,000	8,067
Triumph Group, Inc. (a)	574,700	11,925
TrueBlue, Inc. (a)	268,500	7,548
Univar Solutions, Inc. (a)	399,200	9,732
Wabash National Corp. (b)	595,000	9,520
WESCO International, Inc. (a)	129,700	13,336
		402,051
Information Technology (7.5%):
ADTRAN, Inc.	420,400	8,681
Belden, Inc.	320,800	16,223
Cognyte Software Ltd. (a)	330,000	8,085
Cohu, Inc. (a) (b)	392,000	14,422
Conduent, Inc. (a)	1,371,500	10,286
CTS Corp.	308,000	11,445
Diebold Nixdorf, Inc. (a)	780,000	10,015
Diodes, Inc. (a)	155,300	12,388
Harmonic, Inc. (a)	598,100	5,096
Infinera Corp. (a) (b)	1,134,000	11,567
NeoPhotonics Corp. (a)	554,700	5,663
Plexus Corp. (a) (b)	90,900	8,309
TTM Technologies, Inc. (a)	664,000	9,495
Verint Systems, Inc. (a)	221,800	9,997
Vishay Intertechnology, Inc.	443,000	9,990
		151,662

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (6.7%):
Alcoa Corp. (a)	574,300	$21,157
Allegheny Technologies, Inc. (a) (b)	646,300	13,476
Arconic Corp. (a)	454,800	16,200
Avient Corp.	336,000	16,518
Carpenter Technology Corp.	255,400	10,272
Kraton Corp. (a)	320,000	10,333
Olin Corp.	372,700	17,241
Summit Materials, Inc., Class A (a)	438,200	15,271
Tronox Holdings PLC, Class A	662,100	14,831
		135,299
Real Estate (9.7%):
Alexander & Baldwin, Inc.	618,000	11,322
CareTrust REIT, Inc.	493,700	11,469
City Office REIT, Inc.	566,000	7,035
DiamondRock Hospitality Co. (a)	1,548,000	15,015
Easterly Government Properties, Inc.	601,900	12,688
Essential Properties Realty Trust, Inc.	590,000	15,954
Hudson Pacific Properties, Inc.	434,800	12,096
Lexington Realty Trust (b)	1,439,500	17,202
Mack-Cali Realty Corp.	751,900	12,895
Physicians Realty Trust	616,200	11,381
Sabra Health Care REIT, Inc.	699,000	12,722
SITE Centers Corp.	1,183,500	17,823
STAG Industrial, Inc.	551,200	20,631
Summit Hotel Properties, Inc. (a)	997,600	9,308
Sunstone Hotel Investors, Inc. (a)	742,000	9,216
		196,757
Utilities (4.4%):
ALLETE, Inc.	187,500	13,121
Black Hills Corp.	194,800	12,785
New Jersey Resources Corp.	249,500	9,873
NorthWestern Corp.	248,100	14,940
ONE Gas, Inc.	154,400	11,444
Portland General Electric Co.	254,000	11,704
Spire, Inc.	195,900	14,158
		88,025
Total Common Stocks (Cost $1,382,748)		1,979,759

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (3.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (c)	1,493,916	$1,494
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	40,465,377	40,465
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (c)	745,538	746
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (c)	5,944,689	5,945
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (c)	26,728,482	26,728
Total Collateral for Securities Loaned (Cost $75,378)		75,378
Total Investments (Cost $1,458,126) — 101.9%		2,055,137
Liabilities in excess of other assets — (1.9)%		(37,353)
NET ASSETS — 100.00%		$2,017,784

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2021.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.5%)
Communication Services (3.1%):
Cinemark Holdings, Inc. (a)	47,200	$1,036
Liberty Media Group Corp.-Liberty Formula One, Class C (a)	28,655	1,381
Lions Gate Entertainment Corp., Class B (a)	74,400	1,362
Nexstar Media Group, Inc., Class A	11,890	1,758
TEGNA, Inc.	54,800	1,028
		6,565
Consumer Discretionary (11.7%):
Aramark	41,700	1,553
Asbury Automotive Group, Inc. (a)	5,000	857
Bloomin' Brands, Inc. (a)	45,904	1,246
Brunswick Corp.	17,650	1,758
Caesars Entertainment, Inc. (a)	14,360	1,490
Kohl's Corp.	27,330	1,506
Lear Corp.	6,700	1,174
Newell Brands, Inc.	48,800	1,341
Norwegian Cruise Line Holdings Ltd. (a) (b)	56,530	1,663
PulteGroup, Inc.	20,600	1,124
Ralph Lauren Corp.	15,210	1,792
Steven Madden Ltd.	31,944	1,398
Tapestry, Inc. (a)	26,900	1,170
The Gap, Inc.	31,596	1,063
Travel + Leisure Co.	30,100	1,789
Visteon Corp. (a)	10,400	1,258
Wolverine World Wide, Inc.	38,000	1,278
WW International, Inc. (a)	28,980	1,047
		24,507
Consumer Staples (3.1%):
Coty, Inc., Class A (a)	161,150	1,505
Edgewell Personal Care Co.	19,300	847
Lamb Weston Holdings, Inc.	17,270	1,393
Performance Food Group Co. (a)	32,000	1,552
Sanderson Farms, Inc.	6,100	1,147
		6,444
Energy (5.7%):
Cactus, Inc., Class A	16,014	588
Cimarex Energy Co.	24,530	1,777
Devon Energy Corp.	64,900	1,894
Diamondback Energy, Inc.	19,850	1,864
Green Plains, Inc. (a)	56,958	1,915
PDC Energy, Inc.	48,300	2,212
Whiting Petroleum Corp. (a)	30,430	1,660
		11,910
Financials (19.3%):
AGNC Investment Corp. (b)	57,525	972
Ally Financial, Inc.	41,900	2,088

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
American Financial Group, Inc.	6,600	$823
Arch Capital Group Ltd. (a)	17,500	682
Assurant, Inc.	10,950	1,710
Assured Guaranty Ltd.	21,900	1,040
Blackstone Mortgage Trust, Inc., Class A (b)	36,000	1,148
CIT Group, Inc.	27,110	1,399
Comerica, Inc.	31,586	2,253
East West Bancorp, Inc.	31,950	2,291
Hancock Whitney Corp.	51,810	2,302
Invesco Ltd.	57,250	1,530
Investors Bancorp, Inc.	108,000	1,540
Kinsale Capital Group, Inc.	4,850	799
Lincoln National Corp.	12,750	801
LPL Financial Holdings, Inc.	12,990	1,753
MGIC Investment Corp.	97,950	1,332
PacWest Bancorp	54,210	2,231
People's United Financial, Inc.	92,600	1,587
Primerica, Inc.	8,950	1,371
Reinsurance Group of America, Inc.	9,015	1,028
Sterling Bancorp	64,100	1,589
Stifel Financial Corp.	25,145	1,631
Synovus Financial Corp.	49,008	2,151
The Hanover Insurance Group, Inc.	9,770	1,325
Voya Financial, Inc.	25,600	1,574
WesBanco, Inc.	36,110	1,287
		40,237
Health Care (3.9%):
Encompass Health Corp.	21,000	1,639
Hill-Rom Holdings, Inc.	17,380	1,974
Jazz Pharmaceuticals PLC (a)	6,885	1,223
Perrigo Co. PLC	31,800	1,458
Select Medical Holdings Corp.	43,200	1,826
		8,120
Industrials (21.2%):
Alaska Air Group, Inc. (a)	13,119	791
Altra Industrial Motion Corp.	16,270	1,058
Atkore, Inc. (a)	12,520	889
Avis Budget Group, Inc. (a)	12,070	940
Barnes Group, Inc.	20,120	1,031
Beacon Roofing Supply, Inc. (a)	18,186	968
Carlisle Cos., Inc.	8,735	1,672
Clean Harbors, Inc. (a)	14,915	1,389
Crane Co.	15,172	1,401
EMCOR Group, Inc.	13,563	1,671
EnPro Industries, Inc.	12,280	1,193
Flowserve Corp.	31,200	1,258
Granite Construction, Inc. (b)	27,537	1,144
Howmet Aerospace, Inc. (a)	53,580	1,847

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ITT, Inc.	18,142	$1,662
Kirby Corp. (a)	20,420	1,238
Korn Ferry	25,330	1,838
Landstar System, Inc.	6,360	1,005
ManpowerGroup, Inc.	12,500	1,486
Meritor, Inc. (a)	49,500	1,159
MRC Global, Inc. (a)	100,612	946
nVent Electric PLC	42,140	1,316
Oshkosh Corp.	12,777	1,593
Parsons Corp. (a)	31,715	1,248
Quanta Services, Inc.	12,670	1,148
Rexnord Corp.	26,710	1,337
Ryder System, Inc.	17,275	1,284
Saia, Inc. (a)	6,400	1,341
SkyWest, Inc. (a)	24,900	1,072
Spirit AeroSystems Holdings, Inc., Class A	30,250	1,427
Steelcase, Inc., Class A	74,780	1,130
Textron, Inc.	22,000	1,513
Trinity Industries, Inc.	28,300	761
Univar Solutions, Inc. (a)	48,059	1,172
Westinghouse Air Brake Technologies Corp.	15,432	1,270
		44,198
Information Technology (8.8%):
Arrow Electronics, Inc. (a)	10,070	1,146
Belden, Inc.	30,310	1,533
Ciena Corp. (a)	26,000	1,479
Cognyte Software Ltd. (a)	33,600	823
Conduent, Inc. (a)	127,100	953
Diodes, Inc. (a)	13,208	1,054
Euronet Worldwide, Inc. (a)	10,250	1,387
Flex Ltd. (a)	71,400	1,276
Infinera Corp. (a) (b)	100,780	1,028
Jabil, Inc.	26,100	1,517
MKS Instruments, Inc.	6,250	1,112
NCR Corp. (a)	27,800	1,268
ON Semiconductor Corp. (a)	42,090	1,611
Verint Systems, Inc. (a)	26,746	1,206
Vishay Intertechnology, Inc.	40,500	913
		18,306
Materials (8.2%):
Alcoa Corp. (a)	59,250	2,183
Allegheny Technologies, Inc. (a)	58,700	1,224
Arconic Corp. (a)	46,680	1,663
Carpenter Technology Corp.	26,400	1,062
CF Industries Holdings, Inc.	26,959	1,387
Cleveland-Cliffs, Inc. (a)	60,167	1,297
Kraton Corp. (a)	25,630	828
Olin Corp.	42,970	1,988
Steel Dynamics, Inc.	23,210	1,383
Summit Materials, Inc., Class A (a)	33,700	1,174

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Mosaic Co.	44,800	$1,430
Westlake Chemical Corp.	17,310	1,559
		17,178
Real Estate (10.1%):
Americold Realty Trust	41,820	1,583
Apartment Income REIT Corp.	41,600	1,973
DiamondRock Hospitality Co. (a)	158,000	1,533
Federal Realty Investment Trust	14,800	1,734
First Industrial Realty Trust, Inc.	25,210	1,317
Gaming and Leisure Properties, Inc.	38,979	1,806
Highwoods Properties, Inc.	42,650	1,926
Hudson Pacific Properties, Inc.	49,200	1,369
Mack-Cali Realty Corp.	64,449	1,105
Medical Properties Trust, Inc.	90,040	1,810
SITE Centers Corp.	128,160	1,930
STORE Capital Corp.	38,195	1,318
VICI Properties, Inc. (b)	54,580	1,693
		21,097
Utilities (3.4%):
ALLETE, Inc.	15,000	1,050
Black Hills Corp.	15,430	1,013
Pinnacle West Capital Corp.	12,200	1,000
Spire, Inc.	19,800	1,431
UGI Corp.	28,925	1,339
Vistra Corp.	73,564	1,365
		7,198
Total Common Stocks (Cost $151,430)		205,760
Collateral for Securities Loaned^ (2.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (c)	94,679	95
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	2,564,553	2,564
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (c)	47,250	47
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (c)	376,754	377
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (c)	1,693,957	1,694
Total Collateral for Securities Loaned (Cost $4,777)		4,777
Total Investments (Cost $156,207) — 100.8%		210,537
Liabilities in excess of other assets — (0.8)%		(1,750)
NET ASSETS — 100.00%		$208,787

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2021.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.0%)
Communication Services (9.5%):
Alphabet, Inc., Class A (a)	5,693	$13,901
Charter Communications, Inc., Class A (a)	7,900	5,699
Facebook, Inc., Class A (a)	29,400	10,223
Iridium Communications, Inc. (a)	52,000	2,080
Nexstar Media Group, Inc., Class A	27,900	4,126
Zynga, Inc., Class A (a)	535,100	5,688
		41,717
Communications Equipment (0.6%):
Lumentum Holdings, Inc. (a)	30,800	2,526
Consumer Discretionary (14.1%):
Amazon.com, Inc. (a)	4,410	15,171
Asbury Automotive Group, Inc. (a)	37,600	6,444
Boyd Gaming Corp. (a)	34,800	2,140
Brunswick Corp.	57,000	5,678
D.R. Horton, Inc.	46,000	4,157
Group 1 Automotive, Inc.	25,200	3,892
LCI Industries	41,700	5,480
LGI Homes, Inc. (a)	24,100	3,903
Lowe's Cos., Inc.	11,500	2,231
Meritage Homes Corp. (a)	56,700	5,334
Rent-A-Center, Inc.	107,800	5,721
Tesla, Inc. (a)	2,800	1,903
		62,054
Consumer Staples (4.8%):
BJ's Wholesale Club Holdings, Inc. (a)	130,800	6,223
PepsiCo, Inc.	32,800	4,860
Performance Food Group Co. (a)	73,400	3,559
Philip Morris International, Inc.	63,100	6,254
		20,896
Energy (3.2%):
Chevron Corp.	41,710	4,369
Matador Resources Co.	140,200	5,049
Pioneer Natural Resources Co.	15,100	2,454
Valero Energy Corp.	29,500	2,303
		14,175
Financials (10.3%):
Ameriprise Financial, Inc.	11,900	2,962
Bank of America Corp.	161,700	6,667
Flagstar Bancorp, Inc.	66,500	2,811
JPMorgan Chase & Co.	56,500	8,788
Morgan Stanley	62,300	5,712
Primerica, Inc.	38,600	5,911
ServisFirst Bancshares, Inc.	51,400	3,494
T. Rowe Price Group, Inc.	24,600	4,870
Western Alliance Bancorp	42,600	3,956
		45,171

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (11.7%):
AbbVie, Inc.	69,750	$7,857
Charles River Laboratories International, Inc. (a)	18,300	6,770
ICON PLC (a) (b)	23,100	4,775
Insulet Corp. (a)	8,300	2,278
McKesson Corp.	31,600	6,043
Regeneron Pharmaceuticals, Inc. (a)	13,000	7,261
Stryker Corp.	23,900	6,208
Thermo Fisher Scientific, Inc.	12,400	6,255
UnitedHealth Group, Inc.	9,425	3,774
		51,221
Industrials (12.0%):
Builders FirstSource, Inc. (a) (b)	116,300	4,961
Chart Industries, Inc. (a)	17,200	2,517
Kansas City Southern	14,600	4,137
Marten Transport Ltd.	213,000	3,512
Masco Corp.	84,700	4,990
Masonite International Corp. (a)	21,400	2,392
Old Dominion Freight Line, Inc.	26,200	6,650
Parker-Hannifin Corp.	14,700	4,515
Patrick Industries, Inc.	65,200	4,760
Trex Co., Inc. (a)	42,700	4,364
UFP Industries, Inc.	56,100	4,170
XPO Logistics, Inc. (a)	39,800	5,568
		52,536
IT Services (3.0%):
Akamai Technologies, Inc. (a)	43,900	5,119
CACI International, Inc., Class A (a)	9,900	2,525
EPAM Systems, Inc. (a)	11,200	5,723
		13,367
Materials (4.1%):
Avery Dennison Corp.	22,200	4,667
Dow, Inc.	64,600	4,088
Summit Materials, Inc., Class A (a)	182,200	6,350
Valvoline, Inc.	93,800	3,045
		18,150
Real Estate (1.5%):
American Tower Corp.	13,500	3,647
Simon Property Group, Inc.	21,300	2,779
		6,426
Semiconductors & Semiconductor Equipment (9.1%):
Advanced Micro Devices, Inc. (a)	76,400	7,176
Applied Materials, Inc.	31,600	4,500
Broadcom, Inc.	15,100	7,200
Lam Research Corp.	6,700	4,360

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NVIDIA Corp.	13,100	$10,481
Qorvo, Inc. (a)	31,500	6,163
		39,880
Software (7.2%):
Adobe, Inc. (a)	3,900	2,284
Cadence Design Systems, Inc. (a)	30,600	4,187
Microsoft Corp.	93,360	25,291
		31,762
Technology Hardware, Storage & Peripherals (5.9%):
Apple, Inc.	187,780	25,718
Total Common Stocks (Cost $279,590)		425,599
Exchange-Traded Funds (2.1%)
iShares Russell 3000 ETF	35,100	8,982
Total Exchange-Traded Funds (Cost $8,140)		8,982
Collateral for Securities Loaned^ (1.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (c)	131,232	131
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	3,554,640	3,555
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (c)	65,491	66
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (c)	522,205	522
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (c)	2,347,936	2,348
Total Collateral for Securities Loaned (Cost $6,622)		6,622
Total Investments (Cost $294,352) — 100.6%		441,203
Liabilities in excess of other assets — (0.6)%		(2,721)
NET ASSETS — 100.00%		$438,482

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2021.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.1%)
Communication Services (11.0%):
Activision Blizzard, Inc.	5,706	$545
Alphabet, Inc., Class A (a)	2,209	5,394
Alphabet, Inc., Class C (a)	2,091	5,241
AT&T, Inc.	52,434	1,509
Charter Communications, Inc., Class A (a)	1,011	730
Comcast Corp., Class A	33,670	1,920
Discovery, Inc., Class A (a) (b)	1,239	38
Discovery, Inc., Class C (a) (b)	2,206	64
DISH Network Corp., Class A (a)	1,825	76
Electronic Arts, Inc.	2,102	302
Facebook, Inc., Class A (a)	17,596	6,118
Fox Corp., Class A	2,401	89
Fox Corp., Class B	1,116	39
Live Nation Entertainment, Inc. (a)	1,061	93
Lumen Technologies, Inc.	7,305	99
Netflix, Inc. (a)	3,256	1,720
News Corp., Class A	2,873	74
News Corp., Class B	894	22
Omnicom Group, Inc.	1,579	126
Take-Two Interactive Software, Inc. (a)	849	150
The Interpublic Group of Cos., Inc.	2,889	94
The Walt Disney Co. (a)	13,343	2,345
T-Mobile U.S., Inc. (a)	4,304	624
Twitter, Inc. (a)	5,861	403
Verizon Communications, Inc.	30,403	1,704
ViacomCBS, Inc., Class B	4,447	201
		29,720
Communications Equipment (0.8%):
Arista Networks, Inc. (a)	404	146
Cisco Systems, Inc.	30,948	1,640
F5 Networks, Inc. (a)	438	82
Juniper Networks, Inc.	2,407	66
Motorola Solutions, Inc.	1,246	270
		2,204
Consumer Discretionary (12.2%):
Advance Auto Parts, Inc.	481	99
Amazon.com, Inc. (a)	3,148	10,830
Aptiv PLC (a)	1,986	312
AutoZone, Inc. (a)	159	237
Best Buy Co., Inc.	1,637	188
Booking Holdings, Inc. (a)	301	659
BorgWarner, Inc.	1,761	85
Caesars Entertainment, Inc. (a)	1,533	159
CarMax, Inc. (a)	1,198	155
Carnival Corp. (a) (b)	5,862	155
Chipotle Mexican Grill, Inc. (a)	207	321

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
D.R. Horton, Inc.	2,409	$218
Darden Restaurants, Inc.	961	140
Dollar General Corp.	1,735	375
Dollar Tree, Inc. (a)	1,703	169
Domino's Pizza, Inc.	285	133
eBay, Inc.	4,753	334
Etsy, Inc. (a)	933	192
Expedia Group, Inc. (a)	1,039	170
Ford Motor Co. (a)	28,793	428
Garmin Ltd.	1,101	159
General Motors Co. (a)	9,375	555
Genuine Parts Co.	1,061	134
Hanesbrands, Inc.	2,564	48
Hasbro, Inc.	940	89
Hilton Worldwide Holdings, Inc. (a)	2,045	247
L Brands, Inc.	1,720	124
Las Vegas Sands Corp. (a) (c)	2,412	127
Leggett & Platt, Inc.	978	51
Lennar Corp., Class A	2,025	201
LKQ Corp. (a)	2,041	100
Lowe's Cos., Inc.	5,191	1,007
Marriott International, Inc., Class A (a)	1,961	268
McDonald's Corp.	5,480	1,266
MGM Resorts International	2,990	128
Mohawk Industries, Inc. (a)	430	83
Newell Brands, Inc.	2,780	76
NIKE, Inc., Class B	9,363	1,446
Norwegian Cruise Line Holdings Ltd. (a) (b)	2,717	80
NVR, Inc. (a)	25	124
O'Reilly Automotive, Inc. (a)	512	290
Penn National Gaming, Inc. (a)	1,091	83
Pool Corp.	295	135
PulteGroup, Inc.	1,942	106
PVH Corp. (a)	523	56
Ralph Lauren Corp.	354	42
Ross Stores, Inc.	2,619	325
Royal Caribbean Cruises Ltd. (a)	1,608	137
Starbucks Corp.	8,653	968
Tapestry, Inc. (a)	2,048	89
Target Corp. (c)	3,633	878
Tesla, Inc. (a)	5,660	3,847
The Gap, Inc.	1,525	51
The Home Depot, Inc.	7,808	2,490
The TJX Cos., Inc.	8,856	597
Tractor Supply Co.	846	157
Ulta Beauty, Inc. (a)	402	139
Under Armour, Inc., Class A (a)	1,385	29
Under Armour, Inc., Class C (a)	1,443	27
VF Corp.	2,361	194
Whirlpool Corp.	460	100

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Wynn Resorts Ltd. (a)	773	$95
Yum! Brands, Inc.	2,188	252
		32,759
Consumer Staples (5.8%):
Altria Group, Inc.	13,590	648
Archer-Daniels-Midland Co.	4,103	249
Brown-Forman Corp., Class B	1,341	101
Campbell Soup Co.	1,491	68
Church & Dwight Co., Inc.	1,801	154
Colgate-Palmolive Co.	6,213	505
Conagra Brands, Inc.	3,525	128
Constellation Brands, Inc., Class A	1,241	290
Costco Wholesale Corp.	3,246	1,284
General Mills, Inc.	4,479	273
Hormel Foods Corp.	2,070	99
Kellogg Co.	1,850	119
Kimberly-Clark Corp.	2,478	332
Lamb Weston Holdings, Inc.	1,074	87
McCormick & Co., Inc.	1,829	162
Molson Coors Beverage Co., Class B (a) (b)	1,383	74
Mondelez International, Inc., Class A	10,316	644
Monster Beverage Corp. (a)	2,717	248
PepsiCo, Inc.	10,146	1,503
Philip Morris International, Inc.	11,445	1,134
Sysco Corp.	3,757	292
The Clorox Co.	913	164
The Coca-Cola Co.	28,497	1,542
The Estee Lauder Cos., Inc.	1,703	542
The Hershey Co.	1,075	187
The J.M. Smucker Co. (b)	805	104
The Kraft Heinz Co.	4,761	194
The Kroger Co.	5,560	213
The Procter & Gamble Co.	17,979	2,426
Tyson Foods, Inc., Class A	2,165	160
Walgreens Boots Alliance, Inc.	5,269	277
Walmart, Inc.	10,083	1,422
		15,625
Electronic Equipment, Instruments & Components (0.6%):
Amphenol Corp., Class A	4,389	300
CDW Corp.	1,030	180
Corning, Inc.	5,689	233
IPG Photonics Corp. (a)	264	55
Keysight Technologies, Inc. (a)	1,353	209
TE Connectivity Ltd.	2,425	328
Trimble, Inc. (a)	1,843	151
Zebra Technologies Corp. (a)	393	208
		1,664

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (2.8%):
APA Corp.	2,776	$60
Baker Hughes Co.	5,342	122
Cabot Oil & Gas Corp.	2,935	51
Chevron Corp.	14,194	1,487
ConocoPhillips	9,910	603
Devon Energy Corp.	4,374	128
Diamondback Energy, Inc.	1,329	125
EOG Resources, Inc.	4,286	358
Exxon Mobil Corp.	31,090	1,961
Halliburton Co.	6,534	151
Hess Corp.	2,016	176
Kinder Morgan, Inc.	14,302	261
Marathon Oil Corp.	5,788	79
Marathon Petroleum Corp.	4,793	289
NOV, Inc. (a)	2,869	44
Occidental Petroleum Corp.	6,169	193
ONEOK, Inc.	3,272	182
Phillips 66	3,216	276
Pioneer Natural Resources Co.	1,702	277
Schlumberger Ltd.	10,269	329
The Williams Cos., Inc.	8,921	237
Valero Energy Corp.	3,002	234
		7,623
Financials (11.2%):
Aflac, Inc.	4,642	249
American Express Co.	4,778	789
American International Group, Inc.	6,302	300
Ameriprise Financial, Inc.	851	212
Aon PLC, Class A	1,657	396
Arthur J. Gallagher & Co.	1,505	211
Assurant, Inc.	445	69
Bank of America Corp.	55,379	2,283
Berkshire Hathaway, Inc., Class B (a)	13,919	3,868
BlackRock, Inc.	1,042	912
Capital One Financial Corp.	3,316	513
Cboe Global Markets, Inc.	783	93
Chubb Ltd.	3,302	525
Cincinnati Financial Corp. (b)	1,100	128
Citigroup, Inc.	15,180	1,074
Citizens Financial Group, Inc.	3,128	143
CME Group, Inc.	2,637	561
Comerica, Inc.	1,025	73
Discover Financial Services	2,239	265
Everest Re Group Ltd.	294	74
Fifth Third Bancorp	5,170	198
First Republic Bank	1,292	242
Franklin Resources, Inc.	2,000	64
Globe Life, Inc.	696	66
Huntington Bancshares, Inc.	10,836	155

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intercontinental Exchange, Inc.	4,133	$491
Invesco Ltd.	2,779	74
JPMorgan Chase & Co.	22,230	3,458
KeyCorp	7,127	147
Lincoln National Corp.	1,314	83
Loews Corp.	1,643	90
M&T Bank Corp.	945	137
MarketAxess Holdings, Inc.	279	129
Marsh & McLennan Cos., Inc.	3,734	525
MetLife, Inc.	5,464	327
Moody's Corp.	1,182	428
Morgan Stanley	10,931	1,002
MSCI, Inc.	605	322
Nasdaq, Inc.	844	148
Northern Trust Corp.	1,529	177
People's United Financial, Inc.	3,140	54
Principal Financial Group, Inc.	1,858	117
Prudential Financial, Inc.	2,893	296
Raymond James Financial, Inc.	898	117
Regions Financial Corp.	7,059	142
S&P Global, Inc.	1,769	726
State Street Corp.	2,554	210
SVB Financial Group (a)	399	222
Synchrony Financial	3,972	193
T. Rowe Price Group, Inc.	1,666	330
The Allstate Corp.	2,198	287
The Bank of New York Mellon Corp.	5,925	304
The Charles Schwab Corp.	11,014	802
The Goldman Sachs Group, Inc.	2,498	948
The Hartford Financial Services Group, Inc.	2,623	163
The PNC Financial Services Group, Inc.	3,120	595
The Progressive Corp.	4,297	422
The Travelers Cos., Inc.	1,847	277
Truist Financial Corp.	9,876	548
U.S. Bancorp	9,955	567
Unum Group	1,500	43
W.R. Berkley Corp.	1,029	77
Wells Fargo & Co.	30,356	1,375
Willis Towers Watson PLC	947	218
Zions Bancorp NA	1,203	64
		30,098
Health Care (12.9%):
Abbott Laboratories	13,048	1,513
AbbVie, Inc.	12,971	1,461
ABIOMED, Inc. (a)	333	104
Agilent Technologies, Inc.	2,228	329
Alexion Pharmaceuticals, Inc. (a)	1,623	298
Align Technology, Inc. (a)	529	323
AmerisourceBergen Corp.	1,086	124
Amgen, Inc.	4,219	1,028
See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Anthem, Inc.	1,798	$687
Baxter International, Inc.	3,693	297
Becton, Dickinson & Co.	2,136	519
Biogen, Inc. (a)	1,106	383
Bio-Rad Laboratories, Inc., Class A (a)	158	102
Boston Scientific Corp. (a)	10,435	446
Bristol-Myers Squibb Co.	16,405	1,096
Cardinal Health, Inc.	2,131	122
Catalent, Inc. (a)	1,251	135
Centene Corp. (a)	4,279	312
Cerner Corp.	2,213	173
Charles River Laboratories International, Inc. (a)	369	137
Cigna Corp.	2,520	597
CVS Health Corp.	9,668	807
Danaher Corp.	4,662	1,251
DaVita, Inc. (a)	515	62
DENTSPLY SIRONA, Inc.	1,603	101
DexCom, Inc. (a)	710	303
Edwards Lifesciences Corp. (a)	4,565	473
Eli Lilly & Co.	5,846	1,342
Gilead Sciences, Inc. (c)	9,210	634
HCA Healthcare, Inc.	1,930	399
Henry Schein, Inc. (a)	1,033	77
Hologic, Inc. (a)	1,882	126
Humana, Inc.	947	419
IDEXX Laboratories, Inc. (a)	626	395
Illumina, Inc. (a)	1,072	507
Incyte Corp. (a)	1,373	116
Intuitive Surgical, Inc. (a)	870	800
IQVIA Holdings, Inc. (a)	1,407	341
Johnson & Johnson (c)	19,339	3,186
Laboratory Corp. of America Holdings (a)	717	198
McKesson Corp.	1,162	222
Medtronic PLC	9,880	1,226
Merck & Co., Inc.	18,595	1,446
Mettler-Toledo International, Inc. (a)	171	237
Organon & Co. (a)	1,858	56
PerkinElmer, Inc.	823	127
Perrigo Co. PLC	981	45
Pfizer, Inc.	41,108	1,610
Quest Diagnostics, Inc.	959	127
Regeneron Pharmaceuticals, Inc. (a)	769	430
ResMed, Inc.	1,069	264
STERIS PLC	717	148
Stryker Corp.	2,407	625
Teleflex, Inc.	343	138
The Cooper Cos., Inc.	362	143
Thermo Fisher Scientific, Inc.	2,886	1,456
UnitedHealth Group, Inc.	6,930	2,775
Universal Health Services, Inc., Class B	573	84
Vertex Pharmaceuticals, Inc. (a)	1,901	383

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Viatris, Inc.	8,876	$127
Waters Corp. (a)	453	157
West Pharmaceutical Services, Inc.	542	195
Zimmer Biomet Holdings, Inc.	1,531	246
Zoetis, Inc.	3,487	650
		34,640
Industrials (8.5%):
3M Co.	4,257	846
Alaska Air Group, Inc. (a)	914	55
Allegion PLC	661	92
American Airlines Group, Inc. (a)	4,710	100
AMETEK, Inc.	1,696	226
AO Smith Corp.	987	71
C.H. Robinson Worldwide, Inc.	977	91
Carrier Global Corp.	5,999	292
Caterpillar, Inc.	4,023	875
Cintas Corp.	648	248
Copart, Inc. (a)	1,529	202
CSX Corp.	16,686	535
Cummins, Inc.	1,074	262
Deere & Co.	2,291	808
Delta Air Lines, Inc. (a)	4,697	203
Dover Corp.	1,057	159
Eaton Corp. PLC	2,926	434
Emerson Electric Co.	4,404	424
Enphase Energy, Inc. (a)	997	183
Equifax, Inc.	894	214
Expeditors International of Washington, Inc.	1,240	157
Fastenal Co.	4,218	219
FedEx Corp.	1,793	535
Fortive Corp.	2,486	173
Fortune Brands Home & Security, Inc.	1,017	101
Generac Holdings, Inc. (a)	462	192
General Dynamics Corp.	1,681	316
General Electric Co.	64,468	868
Honeywell International, Inc.	5,101	1,119
Howmet Aerospace, Inc. (a)	2,871	99
Huntington Ingalls Industries, Inc.	295	62
IDEX Corp.	558	123
IHS Markit Ltd.	2,751	310
Illinois Tool Works, Inc.	2,111	472
Ingersoll Rand, Inc. (a) (c)	2,741	134
J.B. Hunt Transport Services, Inc.	613	100
Jacobs Engineering Group, Inc.	956	128
Johnson Controls International PLC	5,263	361
Kansas City Southern	668	189
L3Harris Technologies, Inc.	1,505	325
Lockheed Martin Corp.	1,796	679
Masco Corp.	1,864	110
Nielsen Holdings PLC	2,633	65

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Norfolk Southern Corp.	1,838	$488
Northrop Grumman Corp.	1,099	399
Old Dominion Freight Line, Inc.	698	177
Otis Worldwide Corp.	2,962	242
PACCAR, Inc.	2,549	227
Parker-Hannifin Corp.	948	291
Pentair PLC	1,221	82
Quanta Services, Inc.	1,023	93
Raytheon Technologies Corp.	11,126	949
Republic Services, Inc. (c)	1,546	170
Robert Half International, Inc.	828	74
Rockwell Automation, Inc.	852	244
Rollins, Inc.	1,626	56
Roper Technologies, Inc.	773	363
Snap-on, Inc.	397	89
Southwest Airlines Co. (a)	4,343	231
Stanley Black & Decker, Inc.	1,186	243
Teledyne Technologies, Inc. (a)	341	143
Textron, Inc.	1,658	114
The Boeing Co. (a)	4,037	967
Trane Technologies PLC	1,756	323
TransDigm Group, Inc. (a)	403	261
Union Pacific Corp.	4,878	1,073
United Airlines Holdings, Inc. (a) (b)	2,376	124
United Parcel Service, Inc., Class B	5,312	1,105
United Rentals, Inc. (a)	532	170
Verisk Analytics, Inc.	1,190	208
W.W. Grainger, Inc.	321	141
Waste Management, Inc.	2,852	400
Westinghouse Air Brake Technologies Corp.	1,305	107
Xylem, Inc.	1,322	159
		22,870
IT Services (5.1%):
Accenture PLC, Class A	4,668	1,376
Akamai Technologies, Inc. (a)	1,197	139
Automatic Data Processing, Inc.	3,125	621
Broadridge Financial Solutions, Inc.	853	138
Cognizant Technology Solutions Corp., Class A	3,873	268
DXC Technology Co. (a)	1,871	73
Fidelity National Information Services, Inc.	4,554	645
Fiserv, Inc. (a)	4,374	467
FleetCor Technologies, Inc. (a)	612	157
Gartner, Inc. (a)	632	153
Global Payments, Inc.	2,168	406
International Business Machines Corp.	6,562	962
Jack Henry & Associates, Inc.	546	89
Leidos Holdings, Inc.	976	99
Mastercard, Inc., Class A	6,424	2,345
Paychex, Inc.	2,355	253
PayPal Holdings, Inc. (a)	8,627	2,515

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Western Union Co.	3,005	$69
VeriSign, Inc. (a)	728	166
Visa, Inc., Class A	12,424	2,905
		13,846
Materials (2.6%):
Air Products & Chemicals, Inc.	1,625	468
Albemarle Corp.	857	144
Amcor PLC	11,322	130
Avery Dennison Corp.	610	128
Ball Corp.	2,411	195
Celanese Corp.	827	125
CF Industries Holdings, Inc.	1,575	81
Corteva, Inc.	5,413	240
Dow, Inc.	5,486	347
DuPont de Nemours, Inc.	3,908	303
Eastman Chemical Co.	1,003	117
Ecolab, Inc.	1,827	376
FMC Corp.	946	102
Freeport-McMoRan, Inc.	10,762	399
International Flavors & Fragrances, Inc.	1,828	273
International Paper Co.	2,877	176
Linde PLC	3,820	1,104
LyondellBasell Industries NV, Class A	1,891	195
Martin Marietta Materials, Inc.	458	161
Newmont Corp.	5,883	373
Nucor Corp.	2,198	211
Packaging Corp. of America	698	95
PPG Industries, Inc.	1,741	296
Sealed Air Corp.	1,116	66
The Mosaic Co.	2,538	81
The Sherwin-Williams Co.	1,758	479
Vulcan Materials Co.	974	170
Westrock Co.	1,954	104
		6,939
Real Estate (2.6%):
Alexandria Real Estate Equities, Inc.	1,007	183
American Tower Corp.	3,339	902
AvalonBay Communities, Inc.	1,025	214
Boston Properties, Inc.	1,043	120
CBRE Group, Inc., Class A (a)	2,465	211
Crown Castle International Corp.	3,174	619
Digital Realty Trust, Inc.	2,068	311
Duke Realty Corp.	2,754	130
Equinix, Inc.	658	528
Equity Residential	2,527	195
Essex Property Trust, Inc.	477	143
Extra Space Storage, Inc.	982	161
Federal Realty Investment Trust	520	61
Healthpeak Properties, Inc.	3,958	132

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Host Hotels & Resorts, Inc. (a)	5,185	$89
Iron Mountain, Inc. (b)	2,120	90
Kimco Realty Corp.	3,183	66
Mid-America Apartment Communities, Inc.	841	142
Prologis, Inc.	5,433	649
Public Storage	1,118	336
Realty Income Corp.	2,743	183
Regency Centers Corp.	1,160	74
SBA Communications Corp.	803	256
Simon Property Group, Inc.	2,413	315
UDR, Inc.	2,180	107
Ventas, Inc.	2,755	157
Vornado Realty Trust	1,153	54
Welltower, Inc.	3,066	255
Weyerhaeuser Co.	5,502	189
		6,872
Semiconductors & Semiconductor Equipment (5.6%):
Advanced Micro Devices, Inc. (a)	8,923	838
Analog Devices, Inc.	2,709	466
Applied Materials, Inc.	6,739	960
Broadcom, Inc.	2,998	1,430
Intel Corp.	29,654	1,665
KLA Corp.	1,126	365
Lam Research Corp.	1,047	681
Maxim Integrated Products, Inc.	1,971	208
Microchip Technology, Inc.	2,009	301
Micron Technology, Inc. (a)	8,235	700
Monolithic Power Systems, Inc.	316	118
NVIDIA Corp.	4,575	3,660
NXP Semiconductors NV	2,025	417
Qorvo, Inc. (a)	827	162
QUALCOMM, Inc.	8,284	1,184
Skyworks Solutions, Inc.	1,212	232
Teradyne, Inc.	1,221	163
Texas Instruments, Inc.	6,782	1,304
Xilinx, Inc.	1,805	261
		15,115
Software (8.8%):
Adobe, Inc. (a)	3,510	2,056
ANSYS, Inc. (a)	640	222
Autodesk, Inc. (a)	1,616	472
Cadence Design Systems, Inc. (a)	2,043	280
Citrix Systems, Inc.	912	107
Fortinet, Inc. (a)	995	237
Intuit, Inc.	2,007	984
Microsoft Corp. (c)	55,309	14,983
NortonLifeLock, Inc.	4,259	116
Oracle Corp.	13,341	1,038
Paycom Software, Inc. (a)	361	131

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PTC, Inc. (a)	772	$109
salesforce.com, Inc. (a)	6,800	1,661
ServiceNow, Inc. (a) (c)	1,450	797
Synopsys, Inc. (a)	1,120	309
Tyler Technologies, Inc. (a)	299	135
		23,637
Technology Hardware, Storage & Peripherals (6.2%):
Apple, Inc.	115,196	15,777
Hewlett Packard Enterprise Co.	9,590	140
HP, Inc.	8,822	266
NetApp, Inc.	1,635	134
Seagate Technology Holdings PLC	1,462	129
Western Digital Corp. (a)	2,250	160
		16,606
Utilities (2.4%):
Alliant Energy Corp.	1,837	102
Ameren Corp.	1,877	150
American Electric Power Co., Inc. (c)	3,670	310
American Water Works Co., Inc.	1,333	205
Atmos Energy Corp.	960	92
CenterPoint Energy, Inc.	4,263	105
CMS Energy Corp.	2,126	126
Consolidated Edison, Inc. (c)	2,518	181
Dominion Energy, Inc.	5,923	436
DTE Energy Co.	1,423	184
Duke Energy Corp. (c)	5,649	558
Edison International	2,786	161
Entergy Corp.	1,474	147
Evergy, Inc. (c)	1,684	102
Eversource Energy (c)	2,522	202
Exelon Corp.	7,176	318
FirstEnergy Corp.	3,994	149
NextEra Energy, Inc. (c)	14,404	1,055
NiSource, Inc.	2,880	71
NRG Energy, Inc.	1,797	72
Pinnacle West Capital Corp.	828	68
PPL Corp.	5,650	158
Public Service Enterprise Group, Inc.	3,709	222
Sempra Energy	2,314	307
The AES Corp.	4,893	128
The Southern Co. (c)	7,774	470
WEC Energy Group, Inc. (c)	2,316	206
Xcel Energy, Inc. (c)	3,952	260
		6,545
Total Common Stocks (Cost $48,328)		266,763

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (0.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (d)	17,088	$17
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (d)	462,850	463
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (d)	8,528	8
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (d)	67,996	68
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (d)	305,725	306
Total Collateral for Securities Loaned (Cost $862)		862
Total Investments (Cost $49,190) — 99.4%		267,625
Other assets in excess of liabilities — 0.6%		1,707
NET ASSETS — 100.00%		$269,332

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on June 30, 2021.

PLC — Public Limited Company

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	12	9/17/21	$2,524,748	$2,573,160	$48,412
Total unrealized appreciation					$48,412
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$48,412

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.7%)
Communication Services (2.8%):
Live Nation Entertainment, Inc. (a)	75,344	$6,599
Take-Two Interactive Software, Inc. (a)	33,300	5,895
ViacomCBS, Inc., Class B	90,000	4,068
		16,562
Consumer Discretionary (12.6%):
AutoZone, Inc. (a)	5,200	7,760
Choice Hotels International, Inc.	22,000	2,615
D.R. Horton, Inc.	104,500	9,444
Etsy, Inc. (a)	26,300	5,414
Expedia Group, Inc. (a)	41,800	6,843
Five Below, Inc. (a)	23,400	4,522
LCI Industries	19,500	2,563
Lear Corp.	40,500	7,099
Lithia Motors, Inc., Class A	12,700	4,364
Marriott Vacations Worldwide Corp. (a)	34,121	5,435
NVR, Inc. (a)	1,500	7,460
Rent-A-Center, Inc.	66,500	3,529
YETI Holdings, Inc. (a)	66,500	6,106
		73,154
Consumer Staples (1.1%):
Darling Ingredients, Inc. (a)	91,200	6,156
		6,156
Energy (2.2%):
Diamondback Energy, Inc.	72,500	6,807
U.S. Silica Holdings, Inc. (a)	533,900	6,172
		12,979
Financials (10.8%):
Ally Financial, Inc.	219,500	10,940
Brown & Brown, Inc.	109,500	5,819
East West Bancorp, Inc.	89,700	6,431
Evercore, Inc.	39,900	5,617
MSCI, Inc.	20,900	11,141
Radian Group, Inc.	317,977	7,075
Synchrony Financial	201,600	9,782
W.R. Berkley Corp.	82,300	6,125
		62,930
Health Care (13.8%):
Agilent Technologies, Inc.	57,693	8,528
BioCryst Pharmaceuticals, Inc. (a) (b)	354,900	5,611
Bruker Corp.	96,500	7,332
CRISPR Therapeutics AG (a)	11,500	1,862
Dynavax Technologies Corp. (a) (b)	253,700	2,499
Edwards Lifesciences Corp. (a)	55,800	5,779
Horizon Therapeutics PLC (a)	50,600	4,738

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
IDEXX Laboratories, Inc. (a)	11,100	$7,010
Insulet Corp. (a)	15,700	4,310
IQVIA Holdings, Inc. (a)	36,900	8,942
NanoString Technologies, Inc. (a)	85,500	5,539
Teleflex, Inc.	15,100	6,067
Veeva Systems, Inc., Class A (a)	17,300	5,379
Zoetis, Inc.	37,230	6,938
		80,534
Industrials (19.3%):
Advanced Drainage Systems, Inc.	39,900	4,651
Chart Industries, Inc. (a)	46,100	6,745
Clean Harbors, Inc. (a)	58,100	5,412
Copa Holdings SA (a)	69,100	5,205
CSX Corp.	130,800	4,196
Generac Holdings, Inc. (a)	13,100	5,439
Jacobs Engineering Group, Inc.	18,800	2,508
Kratos Defense & Security Solutions, Inc. (a)	214,000	6,097
Old Dominion Freight Line, Inc.	24,750	6,282
Oshkosh Corp.	68,400	8,525
Owens Corning, Inc.	72,900	7,137
Robert Half International, Inc.	82,900	7,376
Southwest Airlines Co. (a)	90,600	4,810
TFI International, Inc.	84,200	7,678
The Middleby Corp. (a)	41,400	7,173
Trane Technologies PLC	56,100	10,330
Trex Co., Inc. (a)	64,300	6,572
WESCO International, Inc. (a)	57,200	5,881
		112,017
Information Technology (20.5%):
Advanced Micro Devices, Inc. (a)	123,400	11,591
Amphenol Corp., Class A	108,020	7,390
CDW Corp.	44,759	7,817
Concentrix Corp. (a)	26,000	4,181
Crowdstrike Holdings, Inc., Class A (a)	30,500	7,665
EPAM Systems, Inc. (a)	26,900	13,745
Fidelity National Information Services, Inc.	21,844	3,095
Fiserv, Inc. (a)	48,600	5,195
Global Payments, Inc.	22,000	4,126
KLA Corp.	23,500	7,619
Lumentum Holdings, Inc. (a)	40,600	3,330
Microchip Technology, Inc.	41,687	6,242
Monolithic Power Systems, Inc. (b)	19,600	7,320
ServiceNow, Inc. (a)	7,800	4,286
SS&C Technologies Holdings, Inc.	103,179	7,435
SYNNEX Corp.	37,600	4,578
Synopsys, Inc. (a)	31,700	8,742
Zendesk, Inc. (a)	35,000	5,052
		119,409

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (7.1%):
Avery Dennison Corp.	31,100	$6,539
Cleveland-Cliffs, Inc. (a) (b)	387,000	8,344
Franco-Nevada Corp. (b)	28,200	4,091
Freeport-McMoRan, Inc.	227,200	8,431
Louisiana-Pacific Corp.	113,300	6,831
The Scotts Miracle-Gro Co.	35,600	6,832
		41,068
Real Estate (5.2%):
Digital Realty Trust, Inc.	51,646	7,771
SBA Communications Corp.	23,603	7,522
Simon Property Group, Inc.	66,300	8,651
Sun Communities, Inc.	36,816	6,310
		30,254
Utilities (1.3%):
Atmos Energy Corp.	28,000	2,691
Sempra Energy	34,739	4,602
		7,293
Total Common Stocks (Cost $345,271)		562,356
Exchange-Traded Funds (2.6%)
SPDR S&P MidCap 400 ETF	31,100	15,271
Total Exchange-Traded Funds (Cost $15,113)		15,271
Collateral for Securities Loaned^ (2.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (c)	297,623	298
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	8,061,635	8,062
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (c)	148,528	148
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (c)	1,184,319	1,184
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (c)	5,324,929	5,325
Total Collateral for Securities Loaned (Cost $15,017)		15,017
Total Investments (Cost $375,401) — 101.9%		592,644
Liabilities in excess of other assets — (1.9)%		(11,210)
NET ASSETS — 100.00%		$581,434

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2021.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Biotechnology (19.4%):
4D Molecular Therapeutics, Inc. (a)	662	$16
Akero Therapeutics, Inc. (a) (b)	1,608	40
Alpha Teknova, Inc. (a)	2,306	55
Annexon, Inc. (a)	439	10
Arrowhead Pharmaceuticals, Inc. (a)	1,813	150
Atreca, Inc., Class A (a)	1,590	14
Aurinia Pharmaceuticals, Inc. (a) (b)	6,904	89
Avidity Biosciences, Inc. (a)	1,205	30
Beam Therapeutics, Inc. (a) (b)	1,499	193
Bicycle Therapeutics PLC, ADR (a)	5,276	160
BioAtla, Inc. (a) (b)	665	28
BioCryst Pharmaceuticals, Inc. (a) (b)	11,342	179
BioMarin Pharmaceutical, Inc. (a)	283	24
Black Diamond Therapeutics, Inc. (a)	437	5
Bolt Biotherapeutics, Inc. (a)	699	11
C4 Therapeutics, Inc. (a) (b)	249	9
Cabaletta Bio, Inc. (a)	2,967	26
Castle Biosciences, Inc. (a)	2,000	147
Codiak Biosciences, Inc. (a)	6,305	117
CRISPR Therapeutics AG (a)	410	66
Deciphera Pharmaceuticals, Inc. (a) (b)	708	26
Dicerna Pharmaceuticals, Inc. (a)	2,168	81
Dynavax Technologies Corp. (a) (b)	6,261	62
Esperion Therapeutics, Inc. (a) (b)	873	18
Fusion Pharmaceuticals, Inc. (a)	4,261	34
Gamida Cell Ltd. (a)	9,195	59
Generation Bio Co. (a)	1,180	32
Genetron Holdings Ltd., ADR (a)	5,361	108
IGM Biosciences, Inc. (a)	796	66
Immunocore Holdings PLC, ADR (a)	699	27
Instil Bio, Inc. (a) (b)	1,072	21
Intellia Therapeutics, Inc. (a)	1,924	311
Iovance Biotherapeutics, Inc. (a)	2,461	64
Natera, Inc. (a)	2,234	254
Neurocrine Biosciences, Inc. (a)	336	33
NexImmune, Inc. (a)	709	12
Nurix Therapeutics, Inc. (a)	439	12
Orchard Therapeutics PLC, ADR (a) (b)	6,720	29
Oyster Point Pharma, Inc. (a) (b)	396	7
Recursion Pharmaceuticals, Inc., Class A (a) (b)	218	8
Stoke Therapeutics, Inc. (a) (b)	1,486	50
Sutro Biopharma, Inc. (a)	3,661	68
TCR2 Therapeutics, Inc. (a)	8,824	145
TG Therapeutics, Inc. (a)	2,119	82
Veracyte, Inc. (a)	3,428	137
Xencor, Inc. (a)	822	28
Zai Lab Ltd., ADR (a)	984	174
		3,317

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Communication Services (2.1%):
Bumble, Inc., Class A (a) (b)	71	$4
Iridium Communications, Inc. (a)	2,861	114
Motorsport Games, Inc., Class A (a)	1,701	24
Vonage Holdings Corp. (a)	15,601	225
		367
Consumer Discretionary (13.4%):
Academy Sports & Outdoors, Inc. (a) (b)	5,840	241
Brunswick Corp.	1,273	127
Burlington Stores, Inc. (a)	509	164
Cavco Industries, Inc. (a)	567	126
Chegg, Inc. (a)	1,378	115
Cricut, Inc., Class A (a)	2,547	108
Five Below, Inc. (a)	1,001	193
Group 1 Automotive, Inc. (b)	1,287	199
Legacy Housing Corp. (a)	5,799	98
Levi Strauss & Co., Class A	6,726	186
Nordstrom, Inc. (a)	4,923	180
Polaris, Inc.	1,361	186
Skyline Champion Corp. (a)	4,307	230
Tractor Supply Co.	724	135
		2,288
Consumer Staples (2.1%):
Albertsons Cos., Inc., Class A (b)	4,314	85
Grocery Outlet Holding Corp. (a) (b)	2,063	71
Performance Food Group Co. (a)	4,200	204
		360
Energy (1.7%):
Magnolia Oil & Gas Corp., Class A (a) (b)	9,317	146
Talos Energy, Inc. (a)	8,799	137
		283
Financials (10.0%):
American Business Bank (a)	1,502	63
Coastal Financial Corp. (a)	6,830	195
Colony Bankcorp, Inc.	2,215	40
Customers Bancorp, Inc.	3,942	154
First Western Financial, Inc. (a) (b)	6,683	173
Morningstar, Inc.	668	172
Radian Group, Inc.	5,519	123
Silvercrest Asset Management Group, Inc., Class A (b)	13,506	203
SLM Corp.	5,481	115
South Plains Financial, Inc.	5,120	118
Tradeweb Markets, Inc., Class A	2,436	206
WTB Financial Corp., Class B	360	140
		1,702

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care Equipment & Supplies (4.1%):
Brainsway Ltd., ADR (a)	11,679	$119
Cerus Corp. (a)	6,712	40
Inari Medical, Inc. (a)	42	4
Insulet Corp. (a)	546	150
Merit Medical Systems, Inc. (a)	1,525	99
Outset Medical, Inc. (a) (b)	180	9
PolyPid Ltd. (a)	7,333	66
Pulmonx Corp. (a) (b)	1,906	84
Silk Road Medical, Inc. (a)	2,804	134
		705
Health Care Providers & Services (1.4%):
Guardant Health, Inc. (a)	1,011	126
RadNet, Inc. (a)	3,159	106
		232
Health Care Technology (0.1%):
Schrodinger, Inc. (a)	217	16
Industrials (12.2%):
ASGN, Inc. (a)	1,743	169
BWX Technologies, Inc.	1,070	62
Casella Waste Systems, Inc. (a)	2,586	164
Chart Industries, Inc. (a)	1,114	163
Construction Partners, Inc., Class A (a)	1,877	59
ESCO Technologies, Inc.	571	54
Hydrofarm Holdings Group, Inc. (a) (b)	1,950	115
Kaman Corp.	1,610	81
Kratos Defense & Security Solutions, Inc. (a)	6,093	174
Marten Transport Ltd.	4,300	71
McGrath RentCorp	1,522	124
Owens Corning, Inc.	1,289	126
Parsons Corp. (a)	3,000	118
Patrick Industries, Inc.	1,209	88
PGT Innovations, Inc. (a)	3,825	89
Rexnord Corp.	1,529	77
Shoals Technologies Group, Inc., Class A (a)	6,736	239
The AZEK Co., Inc. (a)	2,561	109
TuSimple Holdings, Inc., Class A (a) (b)	73	5
		2,087
Information Technology (21.5%):
908 Devices, Inc. (a)	482	19
ACV Auctions, Inc., Class A (a)	357	9
Alteryx, Inc., Class A (a)	441	38
Avaya Holdings Corp. (a)	6,195	167
Blackline, Inc. (a)	540	60
BM Technologies, Inc. (a)	606	8
Brooks Automation, Inc.	1,901	181
C3.ai, Inc., Class A (a)	848	53
Cloudflare, Inc., Class A (a)	1,467	155

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Digital Turbine, Inc. (a)	1,163	$88
DoubleVerify Holdings, Inc. (a) (b)	363	15
Dropbox, Inc., Class A (a)	1,247	38
Elastic NV (a)	1,342	196
Endava PLC, ADR (a)	1,434	163
Flywire Corp. (a)	1,122	41
Globant SA (a)	753	165
Intapp, Inc. (a)	75	2
Mitek Systems, Inc. (a) (b)	9,134	176
Monday.com Ltd. (a)	37	8
Napco Security Technologies, Inc. (a)	6,551	238
New Relic, Inc. (a) (b)	422	28
ON Semiconductor Corp. (a)	5,499	210
OneSpan, Inc. (a)	6,297	161
PagerDuty, Inc. (a) (b)	1,680	72
Ping Identity Holding Corp. (a)	3,255	75
Powerfleet, Inc. (a)	9,414	68
QAD, Inc., Class A	1,749	152
Sapiens International Corp. NV	3,065	81
SiTime Corp. (a)	459	58
Smartsheet, Inc., Class A (a)	2,908	210
Taskus, Inc., Class A (a)	750	26
Telos Corp. (a)	1,641	56
Vizio Holding Corp., Class A (a)	2,145	58
WNS Holdings Ltd., ADR (a)	2,735	218
Yext, Inc. (a)	4,806	69
Zeta Global Holdings Corp., Class A (a)	18,751	157
Zix Corp. (a)	23,117	163
		3,682
Life Sciences Tools & Services (4.4%):
Adaptive Biotechnologies Corp. (a)	1,407	58
Berkeley Lights, Inc. (a)	1,468	66
Maravai LifeSciences Holdings, Inc., Class A (a)	6,479	270
NanoString Technologies, Inc. (a)	3,309	214
Singular Genomics Systems, Inc. (a) (b)	5,036	138
		746
Materials (2.5%):
Franco-Nevada Corp. (b)	1,104	160
Summit Materials, Inc., Class A (a)	7,713	269
		429
Pharmaceuticals (1.3%):
Collegium Pharmaceutical, Inc. (a)	1,187	28
Cymabay Therapeutics, Inc. (a) (b)	1,278	6
Horizon Therapeutics PLC (a)	987	92
PMV Pharmaceuticals, Inc. (a) (b)	280	10
Reata Pharmaceuticals, Inc., Class A (a)	645	91
Terns Pharmaceuticals, Inc. (a)	175	2
		229

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (3.3%):
FirstService Corp.	868	$149
Rexford Industrial Realty, Inc.	1,252	71
The Macerich Co. (b)	11,499	210
UMH Properties, Inc.	6,434	140
		570
Total Common Stocks (Cost $10,202)		17,013
Warrants (0.1%)
Health Care (0.1%):
BioNano Genomics, Inc. (c)	8,136	33
Total Warrants (Cost $—)		33
Collateral for Securities Loaned^ (13.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (d)	45,607	46
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (d)	1,235,354	1,235
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (d)	22,760	23
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (d)	181,483	181
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (d)	815,985	816
Total Collateral for Securities Loaned (Cost $2,301)		2,301
Total Investments (Cost $12,503) — 113.1%		19,347
Liabilities in excess of other assets — (13.1)%		(2,247)
NET ASSETS — 100.00%		$17,100

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2021, illiquid securities were 0.2% of net assets.

(d)  Rate disclosed is the daily yield on June 30, 2021.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.0%)
Australia (3.4%):
Consumer Discretionary (0.3%):
Aristocrat Leisure Ltd.	24,815	$801
Energy (0.3%):
Santos Ltd.	111,626	593
Financials (0.9%):
Australia & New Zealand Banking Group Ltd.	48,957	1,033
Macquarie Group Ltd.	8,445	989
		2,022
Health Care (0.3%):
Sonic Healthcare Ltd.	25,522	735
Materials (0.9%):
Rio Tinto Ltd.	20,546	1,948
Real Estate (0.7%):
Charter Hall Group	70,254	813
Stockland	196,363	684
		1,497
		7,596
Austria (0.2%):
Financials (0.2%):
Raiffeisen Bank International AG	21,162	480
Belgium (1.1%):
Consumer Staples (0.4%):
Anheuser-Busch InBev SA	10,577	762
Financials (0.3%):
KBC Group NV	7,946	607
Health Care (0.4%):
UCB SA	9,343	978
		2,347
Brazil (1.7%):
Consumer Staples (0.4%):
Sendas Distribuidora SA	54,362	946
Energy (0.4%):
Petro Rio SA (a)	241,000	944
Financials (0.6%):
Banco Santander Brasil SA	147,200	1,199
Utilities (0.3%):
Cia Energetica de Minas Gerais, Preference Shares	266,000	649
		3,738

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Canada (5.2%):
Energy (0.8%):
Parex Resources, Inc. (a)	68,158	$1,138
Suncor Energy, Inc. (b)	28,434	681
		1,819
Financials (2.7%):
Bank of Montreal	11,274	1,156
iA Financial Corp., Inc.	17,870	973
IGM Financial, Inc. (b)	30,118	1,064
National Bank of Canada	19,884	1,488
Sun Life Financial, Inc.	24,527	1,265
		5,946
Industrials (0.7%):
Canadian Pacific Railway Ltd.	10,672	821
Finning International, Inc.	25,434	666
		1,487
Materials (1.0%):
First Quantum Minerals Ltd.	39,157	903
Nutrien Ltd.	11,161	676
West Fraser Timber Co. Ltd.	10,182	731
		2,310
		11,562
China (8.4%):
Communication Services (1.7%):
Tencent Holdings Ltd.	51,400	3,870
Consumer Discretionary (2.5%):
Alibaba Group Holding Ltd., ADR (a)	8,938	2,027
China Tourism Group Duty Free Corp. Ltd., Class A	16,400	761
Haier Smart Home Co. Ltd., Class H (a)	206,988	722
Vipshop Holdings Ltd., ADR (a)	27,951	561
Zhongsheng Group Holdings Ltd.	184,000	1,530
		5,601
Consumer Staples (0.4%):
Tingyi Cayman Islands Holding Corp.	414,000	827
Financials (1.4%):
Bank of China Ltd., Class H	2,382,275	855
China Construction Bank Corp., Class H	921,000	723
Huatai Securities Co. Ltd., Class H (c)	565,400	829
New China Life Insurance Co. Ltd., Class H	215,800	736
		3,143
Health Care (0.5%):
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	150,500	1,215
See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.7%):
China Railway Group Ltd., Class H	1,478,000	$770
COSCO SHIPPING Holdings Co. Ltd., Class H (a)	280,500	705
		1,475
Information Technology (0.3%):
Focus Media Information Technology Co. Ltd., Class A	491,400	715
Materials (0.6%):
Anhui Conch Cement Co. Ltd., Class H	229,500	1,216
Real Estate (0.3%):
Agile Group Holdings Ltd.	526,000	682
		18,744
Denmark (2.1%):
Consumer Discretionary (0.3%):
Pandora A/S	5,419	731
Consumer Staples (0.5%):
Carlsberg A/S, Class B	6,389	1,192
Health Care (0.4%):
GN Store Nord A/S	8,802	770
Industrials (0.6%):
AP Moller — Maersk A/S, Class B	456	1,313
Utilities (0.3%):
Orsted A/S (c)	5,019	705
		4,711
Finland (0.5%):
Industrials (0.5%):
Metso Outotec Oyj	93,525	1,087
France (5.1%):
Communication Services (0.5%):
Publicis Groupe SA	17,668	1,131
Consumer Discretionary (0.9%):
LVMH Moet Hennessy Louis Vuitton SE	2,516	1,979
Energy (0.6%):
TotalEnergies SE	28,181	1,276
Financials (1.0%):
Amundi SA (c)	6,559	578
AXA SA	17,657	448
BNP Paribas SA	18,208	1,143
		2,169
Health Care (0.7%):
Sanofi	8,124	853
Sartorius Stedim Biotech	1,755	831
		1,684

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.9%):
Cie de Saint-Gobain	18,676	$1,233
Teleperformance	1,784	724
		1,957
Information Technology (0.5%):
Capgemini SE (b)	6,296	1,211
		11,407
Germany (6.9%):
Communication Services (0.7%):
Deutsche Telekom AG	73,562	1,556
Consumer Discretionary (1.4%):
HelloFresh SE (a) (b)	8,037	781
Volkswagen AG, Preference Shares	8,980	2,251
		3,032
Financials (1.0%):
Allianz SE, Registered Shares	4,810	1,200
Hannover Rueck SE	3,064	513
Muenchener Rueckversicherungs-Gesellschaft AG, Class R	1,839	504
		2,217
Health Care (0.5%):
Merck KGaA	6,155	1,181
Industrials (1.1%):
Deutsche Post AG, Registered Shares	25,923	1,765
Siemens AG, Registered Shares	4,479	711
		2,476
Information Technology (0.7%):
Infineon Technologies AG	17,430	701
SAP SE	5,873	825
		1,526
Materials (0.5%):
Covestro AG (c)	9,032	584
HeidelbergCement AG	5,916	508
		1,092
Real Estate (0.6%):
alstria office REIT-AG	27,512	508
LEG Immobilien SE	5,372	773
		1,281
Utilities (0.4%):
E.ON SE	89,200	1,032
		15,393
Hong Kong (3.3%):
Communication Services (0.4%):
NetDragon Websoft Holdings Ltd.	298,500	795

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (0.4%):
Xinyi Glass Holdings Ltd.	242,000	$986
Consumer Staples (0.6%):
Vinda International Holdings Ltd.	190,000	585
WH Group Ltd. (c)	730,000	655
		1,240
Energy (0.3%):
Kunlun Energy Co. Ltd.	826,000	761
Financials (0.3%):
BOC Hong Kong Holdings Ltd.	203,500	690
Information Technology (0.8%):
Lenovo Group Ltd.	1,476,000	1,695
Real Estate (0.5%):
CK Asset Holdings Ltd.	67,895	467
Sun Hung Kai Properties Ltd.	44,000	654
		1,121
		7,288
Hungary (0.5%):
Financials (0.5%):
OTP Bank Nyrt (a)	21,008	1,132
India (2.7%):
Energy (0.5%):
Reliance Industries Ltd.	39,199	1,115
Financials (0.7%):
LIC Housing Finance Ltd.	134,932	855
Muthoot Finance Ltd.	42,998	858
		1,713
Health Care (0.3%):
Cadila Healthcare Ltd. (a)	75,892	659
Information Technology (0.6%):
Infosys Ltd.	60,719	1,285
Materials (0.3%):
UPL Ltd.	59,164	632
Utilities (0.3%):
Power Grid Corp. of India Ltd.	222,154	695
		6,099
Indonesia (0.4%):
Communication Services (0.4%):
PT Sarana Menara Nusantara Tbk	9,086,600	778
Ireland (1.1%):
Health Care (0.6%):
ICON PLC (a) (b)	6,523	1,348

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.5%):
DCC PLC	13,672	$1,120
		2,468
Italy (1.5%):
Industrials (0.2%):
Leonardo SpA (a)	72,198	584
Information Technology (0.4%):
Nexi SpA (a) (c)	38,144	838
Utilities (0.9%):
ACEA SpA	30,357	702
Enel SpA	134,040	1,245
		1,947
		3,369
Japan (15.4%):
Communication Services (1.8%):
Capcom Co. Ltd.	20,600	602
KDDI Corp.	31,200	972
Nintendo Co. Ltd.	2,000	1,158
Nippon Telegraph & Telephone Corp.	30,100	787
SoftBank Group Corp.	6,400	446
		3,965
Consumer Discretionary (2.9%):
Sony Group Corp.	36,200	3,511
Toyo Tire Corp. (b)	36,100	764
Toyota Motor Corp.	25,200	2,203
		6,478
Consumer Staples (1.1%):
Ajinomoto Co., Inc.	29,000	754
Asahi Group Holdings Ltd.	20,000	935
Seven & i Holdings Co. Ltd.	15,600	747
		2,436
Financials (1.7%):
Mizuho Financial Group, Inc.	69,410	995
Nomura Holdings, Inc.	109,100	555
ORIX Corp.	72,500	1,226
Sumitomo Mitsui Financial Group, Inc.	29,825	1,028
		3,804
Health Care (0.8%):
Astellas Pharma, Inc.	46,300	807
Hoya Corp.	6,400	847
		1,654

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (2.8%):
AGC, Inc. (b)	15,600	$654
Fuji Electric Co. Ltd.	15,000	700
ITOCHU Corp.	47,600	1,374
Komatsu Ltd.	24,300	602
Mitsubishi Electric Corp.	45,200	656
Mitsui & Co. Ltd.	40,300	908
Nippon Yusen KK	13,900	705
Yamato Holdings Co. Ltd.	24,200	688
		6,287
Information Technology (2.6%):
Canon, Inc. (b)	28,500	644
Fujitsu Ltd.	7,100	1,329
Hitachi Ltd.	22,600	1,295
Murata Manufacturing Co. Ltd.	9,100	693
NTT Data Corp.	40,100	626
Tokyo Electron Ltd.	2,800	1,211
		5,798
Materials (0.8%):
Rengo Co. Ltd.	59,100	493
Shin-Etsu Chemical Co. Ltd.	4,400	736
Tosoh Corp.	34,100	588
		1,817
Real Estate (0.6%):
Daiwa House Industry Co. Ltd.	19,600	590
Open House Co. Ltd.	14,600	686
		1,276
Utilities (0.3%):
Osaka Gas Co. Ltd.	31,300	584
		34,099
Korea, Republic Of (4.3%):
Communication Services (0.3%):
NAVER Corp.	1,882	698
Consumer Discretionary (0.9%):
Kia Corp.	8,840	705
LG Electronics, Inc.	8,419	1,219
		1,924
Consumer Staples (0.3%):
E-MART, Inc.	4,210	598
Financials (0.3%):
Hana Financial Group, Inc.	19,776	810
Industrials (0.4%):
Samsung Engineering Co. Ltd. (a)	44,225	938

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (2.1%):
LG Innotek Co. Ltd.	8,671	$1,715
Samsung Electronics Co. Ltd.	28,964	2,074
SK Hynix, Inc.	7,311	825
		4,614
		9,582
Luxembourg (1.1%):
Energy (0.3%):
Tenaris SA	58,987	645
Health Care (0.4%):
Eurofins Scientific SE (a)	8,519	974
Materials (0.4%):
ArcelorMittal SA	24,536	756
		2,375
Malaysia (0.9%):
Communication Services (0.4%):
Telekom Malaysia Bhd	581,300	851
Financials (0.5%):
RHB Bank Bhd	863,600	1,124
		1,975
Netherlands (3.4%):
Consumer Discretionary (0.5%):
Prosus NV	10,309	1,010
Consumer Staples (0.6%):
Koninklijke Ahold Delhaize NV	47,131	1,403
Financials (0.6%):
ING Groep NV	43,948	583
NN Group NV	17,038	805
		1,388
Health Care (0.3%):
QIAGEN NV (a)	12,184	589
Information Technology (1.1%):
ASML Holding NV	2,016	1,392
STMicroelectronics NV	31,626	1,150
		2,542
Materials (0.3%):
Akzo Nobel NV	5,057	626
		7,558
Norway (0.3%):
Energy (0.3%):
Equinor ASA	29,224	619

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Russian Federation (1.0%):
Energy (0.6%):
LUKOIL PJSC, ADR	14,221	$1,320
Financials (0.4%):
Sberbank of Russia PJSC	208,090	870
		2,190
Saudi Arabia (0.3%):
Health Care (0.3%):
Mouwasat Medical Services Co.	13,647	656
Singapore (1.4%):
Consumer Discretionary (0.3%):
Genting Singapore Ltd.	942,500	587
Consumer Staples (0.4%):
Wilmar International Ltd.	237,000	795
Financials (0.7%):
DBS Group Holdings Ltd.	36,600	815
Singapore Exchange Ltd.	98,700	822
		1,637
		3,019
South Africa (1.5%):
Communication Services (0.7%):
Naspers Ltd., Class N	7,340	1,548
Materials (0.8%):
Impala Platinum Holdings Ltd.	42,148	694
Kumba Iron Ore Ltd.	23,560	1,053
		1,747
		3,295
Spain (0.9%):
Industrials (0.3%):
ACS Actividades de Construccion y Servicios SA	25,777	691
Utilities (0.6%):
Acciona SA	3,994	603
EDP Renovaveis SA	33,341	774
		1,377
		2,068
Sweden (3.1%):
Consumer Staples (0.5%):
Swedish Match AB	119,000	1,015
Financials (0.4%):
Skandinaviska Enskilda Banken AB, Class A	63,581	822

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (1.1%):
Sandvik AB (b)	26,026	$666
SKF AB, B Shares	32,527	829
Volvo AB, Class B (b)	39,956	963
		2,458
Information Technology (0.4%):
Telefonaktiebolaget LM Ericsson, Class B	64,866	816
Materials (0.4%):
Boliden AB	25,205	970
Real Estate (0.3%):
Fastighets AB Balder, B Shares (a)	11,329	711
		6,792
Switzerland (7.1%):
Consumer Discretionary (0.3%):
Cie Financiere Richemont SA, Registered Shares	5,212	632
Consumer Staples (1.4%):
Coca-Cola HBC AG	18,603	673
Nestle SA, Registered Shares	18,948	2,363
		3,036
Financials (1.4%):
Julius Baer Group Ltd.	14,755	964
Swiss Life Holding AG	3,396	1,652
UBS Group AG	41,165	631
		3,247
Health Care (2.4%):
Lonza Group AG, Registered Shares	1,310	929
Novartis AG, Registered Shares	23,289	2,125
Roche Holding AG	4,192	1,580
Sonova Holding AG	1,916	722
		5,356
Industrials (0.3%):
Adecco Group AG	10,122	689
Information Technology (0.9%):
Logitech International SA, Class R	16,159	1,963
Materials (0.4%):
Holcim Ltd.	14,242	856
		15,779
Taiwan (3.7%):
Financials (0.8%):
Chailease Holding Co. Ltd. (a)	103,935	755
Fubon Financial Holding Co. Ltd.	413,000	1,095
		1,850

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (2.9%):
Radiant Opto-Electronics Corp.	222,000	$968
Realtek Semiconductor Corp.	95,000	1,721
Taiwan Semiconductor Manufacturing Co. Ltd.	168,000	3,619
		6,308
		8,158
Thailand (0.3%):
Consumer Staples (0.3%):
Charoen Pokphand Foods PCL (b)	804,100	665
United Kingdom (8.2%):
Communication Services (0.3%):
Vodafone Group PLC	448,225	751
Consumer Discretionary (1.0%):
Barratt Developments PLC	79,761	768
Stellantis NV	72,027	1,417
		2,185
Consumer Staples (1.4%):
British American Tobacco PLC	16,496	641
Tate & Lyle PLC	63,006	644
Tesco PLC	331,231	1,023
Unilever PLC	14,909	871
		3,179
Energy (0.7%):
BP PLC	280,629	1,231
Cairn Energy PLC	204,682	413
		1,644
Financials (1.6%):
3i Group PLC	90,462	1,468
Barclays PLC	340,266	807
Legal & General Group PLC	193,014	688
Standard Chartered PLC	103,556	661
		3,624
Health Care (0.7%):
AstraZeneca PLC	6,583	791
Hikma Pharmaceuticals PLC	20,081	679
		1,470
Industrials (1.5%):
Ashtead Group PLC	16,086	1,195
BAE Systems PLC	98,261	710
Ferguson PLC	4,777	665
Royal Mail PLC (a)	82,068	656
		3,226

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (1.0%):
Anglo American PLC	55,947	$2,226
		18,305
Total Common Stocks (Cost $177,237)		215,334
Rights (0.0%) (d)
Spain (0.0%): (d)
Industrials (0.0%):
ACS Actividades de Construccion y Servicios SA , Expires 7/7/21 (a)	25,777	36
Total Rights (Cost $39)		36
Exchange-Traded Funds (1.5%)
United States (1.5%):
iShares Core MSCI EAFE ETF	25,412	1,902
iShares Core MSCI Emerging Markets ETF	21,111	1,414
		3,316
Total Exchange-Traded Funds (Cost $3,207)		3,316
Collateral for Securities Loaned^ (3.9%)
United States (3.9%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (e)	173,094	173
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (e)	4,688,547	4,689
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (e)	86,382	86
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (e)	688,785	689
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (e)	3,096,913	3,097
Total Collateral for Securities Loaned (Cost $8,734)		8,734
Total Investments (Cost $189,217) — 102.4%		227,420
Liabilities in excess of other assets — (2.4)%		(5,365)
NET ASSETS — 100.00%		$222,055

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2021, the fair value of these securities was $4,189 (thousands) and amounted to 1.9% of net assets.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on June 30, 2021.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.1%)
Australia (7.2%):
Consumer Discretionary (0.8%):
Bapcor Ltd.	1,910,010	$12,168
JB Hi-Fi Ltd.	365,856	13,863
		26,031
Consumer Staples (0.5%):
Elders Ltd.	1,802,155	15,609
Energy (0.4%):
Beach Energy Ltd.	13,982,353	12,994
Financials (0.9%):
Bank of Queensland Ltd.	1,990,651	13,595
Pendal Group Ltd.	2,502,512	15,115
		28,710
Health Care (0.5%):
Ansell Ltd.	535,249	17,457
Industrials (0.3%):
Seven Group Holdings Ltd.	764,584	11,661
Information Technology (0.3%):
Technology One Ltd.	1,554,301	10,839
Materials (2.5%):
CSR Ltd.	2,331,307	10,074
Mineral Resources Ltd.	1,029,162	41,329
OZ Minerals Ltd.	1,280,763	21,527
Silver Lake Resources Ltd. (a)	8,218,201	10,235
		83,165
Real Estate (1.0%):
Charter Hall Group	2,022,751	23,415
Shopping Centres Australasia Property Group	5,412,145	10,173
		33,588
		240,054
Canada (8.6%):
Communication Services (0.4%):
Cogeco Communications, Inc. (b)	141,181	13,807
Consumer Discretionary (0.5%):
BRP, Inc. (b)	215,437	16,861
Energy (1.3%):
ARC Resources Ltd.	2,707,057	23,043
Parex Resources, Inc. (a)	1,294,740	21,624
		44,667
Financials (0.9%):
Canadian Western Bank (b)	568,953	15,975
CI Financial Corp.	731,183	13,422
		29,397

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.3%):
Tilray, Inc., Class 2 (a) (b)	561,999	$10,148
Industrials (2.2%):
ATS Automation Tooling System (a) (b)	578,320	16,602
Ballard Power Systems, Inc. (a) (b)	295,740	5,364
Finning International, Inc.	610,485	15,984
TFI International, Inc. (b)	391,161	35,717
		73,667
Information Technology (0.3%):
The Descartes Systems Group, Inc. (a) (b)	154,960	10,719
Materials (1.2%):
Canfor Corp. (a)	479,506	10,972
Dundee Precious Metals, Inc.	1,487,043	9,011
Fortuna Silver Mines, Inc. (a) (b)	1,426,999	7,956
Kirkland Lake Gold Ltd.	1	—	(c)
Stella-Jones, Inc.	306,541	11,038
		38,977
Real Estate (0.9%):
Boardwalk Real Estate Invest (b)	366,935	12,103
Tricon Residential, Inc. (b)	1,603,581	18,450
		30,553
Utilities (0.6%):
Northland Power, Inc. (b)	581,818	19,852
		288,648
China (0.2%):
Financials (0.2%):
Futu Holdings Ltd., ADR (a) (b)	33,862	6,064
Denmark (1.4%):
Consumer Discretionary (0.6%):
Pandora A/S	139,258	18,791
Consumer Staples (0.5%):
Royal Unibrew A/S	124,800	15,905
Information Technology (0.3%):
Netcompany Group A/S (d)	96,820	11,010
		45,706
Finland (2.1%):
Industrials (1.4%):
Metso Outotec Oyj	1,378,597	16,017
Valmet Oyj	714,591	31,202
		47,219
Information Technology (0.4%):
TietoEVRY Oyj	412,448	13,030

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.3%):
Kemira Oyj	594,195	$9,362
		69,611
France (7.3%):
Communication Services (0.7%):
Publicis Groupe SA	367,382	23,508
Consumer Discretionary (1.4%):
Faurecia SE	440,907	21,673
La Francaise des Jeux SAEM (b) (d)	241,044	14,176
SEB SA	60,860	11,008
		46,857
Health Care (0.4%):
Korian SA	399,113	14,751
Industrials (2.1%):
Eiffage SA	240,780	24,522
Elis SA (a)	702,692	13,258
Nexans SA	214,609	19,581
Rexel SA	545,156	11,413
		68,774
Information Technology (1.3%):
Atos SE	121,957	7,425
SOITEC (a)	90,962	20,084
Sopra Steria Group	84,022	16,165
		43,674
Materials (0.3%):
Arkema SA	81,117	10,194
Real Estate (1.1%):
Klepierre SA	896,394	23,092
Nexity SA	280,076	14,014
		37,106
		244,864
Germany (7.1%):
Communication Services (1.3%):
Freenet AG	695,260	16,437
ProSiebenSat.1 Media SE	867,782	17,301
United Internet AG, Registered Shares	235,038	9,611
		43,349
Consumer Discretionary (0.4%):
HelloFresh SE (a) (b)	159,569	15,510
Financials (0.8%):
Deutsche Pfandbriefbank AG (d)	1,223,517	12,111
DWS Group GmbH & Co. KGaA (d)	301,998	13,685
		25,796

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.0%):
Carl Zeiss Meditec AG	85,686	$16,561
Gerresheimer AG	147,864	16,353
		32,914
Industrials (1.1%):
Brenntag SE	193,144	17,974
Rheinmetall AG	182,545	18,036
		36,010
Information Technology (0.5%):
Bechtle AG	93,616	17,397
Materials (0.8%):
Aurubis AG	143,423	13,310
Covestro AG (d)	223,321	14,438
		27,748
Real Estate (1.2%):
alstria office REIT-AG	895,841	16,550
TAG Immobilien AG	705,548	22,361
		38,911
		237,635
Gibraltar (0.3%):
Consumer Discretionary (0.3%):
888 Holdings PLC	1,993,243	10,592
Hong Kong (1.8%):
Health Care (0.3%):
The United Laboratories International Holdings Ltd.	11,954,000	9,811
Industrials (0.4%):
Pacific Basin Shipping Ltd. (a)	28,040,000	11,297
Information Technology (0.3%):
ASM Pacific Technology Ltd.	756,400	10,247
Real Estate (0.5%):
Hysan Development Co. Ltd.	4,436,000	17,677
Utilities (0.3%):
Towngas China Co. Ltd.	14,497,000	10,702
		59,734
Ireland (1.2%):
Consumer Discretionary (0.3%):
Dalata Hotel Group PLC (a)	2,179,327	9,930
Financials (0.5%):
Bank of Ireland Group PLC (a)	3,102,000	16,644
Health Care (0.4%):
UDG Healthcare PLC	1,025,415	15,172
		41,746

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Isle of Man (0.4%):
Consumer Discretionary (0.4%):
Entain PLC (a)	546,169	$13,196
Israel (0.8%):
Health Care (0.8%):
Inmode Ltd. (a)	271,901	25,744
Italy (2.4%):
Financials (0.4%):
Banca Mediolanum SpA	1,433,297	13,957
Industrials (0.4%):
Interpump Group SpA	216,096	12,819
Information Technology (0.6%):
Reply SpA	133,946	21,997
Materials (0.5%):
Buzzi Unicem SpA	596,043	15,833
Utilities (0.5%):
ACEA SpA	694,079	16,045
		80,651
Japan (19.4%):
Communication Services (1.2%):
Capcom Co. Ltd.	602,800	17,621
Internet Initiative Japan, Inc.	755,200	23,473
		41,094
Consumer Discretionary (3.2%):
ASKUL Corp.	688,100	10,729
Food & Life Cos Ltd. (b)	378,500	16,320
Izumi Co. Ltd.	251,200	9,450
Komeri Co. Ltd.	348,000	8,205
Resorttrust, Inc.	615,300	10,045
Starts Corp., Inc.	395,100	10,100
Sumitomo Forestry Co. Ltd. (b)	617,800	11,311
Tokyotokeiba Co. Ltd.	201,800	8,248
Toyo Tire Corp. (b)	1,004,500	21,273
		105,681
Consumer Staples (0.9%):
Morinaga Milk Industry Co. Ltd.	236,600	12,333
Nichirei Corp.	342,300	9,001
Valor Holdings Co. Ltd.	480,800	9,789
		31,123
Financials (0.7%):
North Pacific Bank Ltd.	3,692,200	7,861
Zenkoku Hosho Co. Ltd.	339,100	14,550
		22,411

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.7%):
Eiken Chemical Co. Ltd.	649,200	$12,555
Miraca Holdings, Inc.	431,800	11,144
Nikkiso Co. Ltd.	812,400	8,190
Sawai Group Holdings Co. Ltd.	268,800	11,994
Ship Healthcare Holdings, Inc.	522,100	12,201
		56,084
Industrials (4.9%):
BayCurrent Consulting, Inc.	99,400	35,718
Daihen Corp.	283,600	11,792
Fuji Corp.	713,000	16,334
FULLCAST Holdings Co. Ltd.	475,800	9,887
Kanamoto Co. Ltd.	375,600	8,677
Kintetsu World Express, Inc.	571,200	12,036
Kumagai Gumi Co. Ltd.	397,900	10,043
Outsourcing, Inc.	577,000	10,478
Penta-Ocean Construction Co. Ltd.	1,985,900	13,840
Sankyu, Inc.	217,900	9,470
Sanwa Holdings Corp.	983,600	12,099
Takeuchi Manufacturing Co. Ltd.	496,300	12,366
		162,740
Information Technology (3.6%):
Anritsu Corp. (b)	590,300	10,997
Freee KK (a)	84,800	7,743
Fuji Soft, Inc. (b)	190,800	9,554
NEC Networks & System Integration Corp.	877,500	13,857
Nippon Electric Glass Co. Ltd.	623,300	14,639
Shinko Electric Industries Co. Ltd.	952,100	34,807
Taiyo Yuden Co. Ltd.	339,600	16,758
Tokyo Seimitsu Co. Ltd.	274,300	12,385
		120,740
Materials (1.5%):
Denka Co. Ltd.	435,800	14,488
Kaneka Corp.	263,500	10,633
Rengo Co. Ltd.	1,877,700	15,652
Zeon Corp.	661,900	9,162
		49,935
Real Estate (1.7%):
Invincible Investment Corp.	25,754	9,909
Kenedix Office Investment Corp.	1,614	11,369
Nippon Accommodations Fund, Inc.	2,297	13,246
Open House Co. Ltd.	482,400	22,671
		57,195
		647,003

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Korea, Republic Of (6.0%):
Communication Services (1.1%):
AfreecaTV Co. Ltd.	212,244	$22,431
Neowiz (a)	578,072	12,973
		35,404
Consumer Discretionary (0.3%):
Coway Co. Ltd.	147,802	10,315
Consumer Staples (0.6%):
Hite Jinro Co. Ltd.	306,697	10,270
Maeil Dairies Co. Ltd.	129,128	8,858
		19,128
Health Care (1.4%):
Osstem Implant Co. Ltd.	297,296	30,025
PharmaResearch Co. Ltd.	205,441	16,426
		46,451
Industrials (0.5%):
Samsung Engineering Co. Ltd. (a)	804,439	17,054
Information Technology (1.2%):
Partron Co. Ltd.	1,083,203	10,013
Seoul Semiconductor Co. Ltd.	583,901	9,854
SFA Engineering Corp.	284,558	10,948
WONIK IPS Co. Ltd.	225,063	9,904
		40,719
Materials (0.9%):
Soulbrain Co. Ltd.	105,716	30,847
		199,918
Luxembourg (0.4%):
Consumer Discretionary (0.4%):
B&M European Value Retail SA	1,804,959	14,327
Malta (0.7%):
Consumer Discretionary (0.7%):
Kindred Group PLC	1,437,130	22,553
Netherlands (4.4%):
Energy (0.3%):
SBM Offshore NV	650,598	9,897
Financials (1.2%):
ASR Nederland NV	447,081	17,309
Euronext NV (d)	189,195	20,580
		37,889
Health Care (0.3%):
Argenx SE (a)	36,135	10,901

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (1.5%):
AerCap Holdings NV (a)	240,895	$12,336
Intertrust NV (a) (d)	494,360	8,907
Signify NV (d)	468,595	29,742
		50,985
Information Technology (1.1%):
ASM International NV	112,035	36,948
		146,620
Norway (0.3%):
Financials (0.3%):
Sparebanken Vest	936,746	9,747
Singapore (0.4%):
Real Estate (0.4%):
Frasers Logistics & Commercial Trust	12,726,100	13,646
Spain (3.2%):
Consumer Staples (0.3%):
Viscofan SA	141,288	9,847
Financials (0.5%):
Bankinter SA	2,976,792	14,975
Health Care (0.5%):
Laboratorios Farmaceuticos Rovi SA	262,071	18,159
Industrials (0.7%):
Applus Services SA (a)	1,107,279	10,816
Cia de Distribucion Integral Logista Holdings SA	626,174	12,873
		23,689
Materials (0.4%):
Acerinox SA	973,993	11,792
Real Estate (0.4%):
Merlin Properties Socimi SA	1,344,380	13,909
Utilities (0.4%):
Acciona SA (b)	90,222	13,624
		105,995
Sweden (2.4%):
Communication Services (0.4%):
G5 Entertainment AB	223,483	13,756
Consumer Discretionary (0.5%):
Dometic Group AB (d)	1,008,761	17,194
Health Care (0.7%):
Getinge AB, Class B	595,956	22,488
Industrials (0.3%):
Peab AB, Class B	885,067	10,941
Real Estate (0.5%):
Wihlborgs Fastigheter AB	658,765	14,292
		78,671

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Switzerland (6.8%):
Consumer Discretionary (0.3%):
Forbo Holding AG, Registered Shares	5,689	$10,772
Consumer Staples (0.5%):
Coca-Cola HBC AG	301,702	10,919
Zur Rose Group AG (a)	19,553	7,490
		18,409
Financials (1.5%):
Julius Baer Group Ltd.	288,019	18,816
Swiss Life Holding AG	33,076	16,094
Vontobel Holding AG, Class R	203,018	15,849
		50,759
Health Care (0.6%):
Tecan Group AG, Class R	37,663	18,668
Industrials (2.0%):
Adecco Group AG	273,304	18,601
Bucher Industries AG, Registered Shares	39,968	20,935
Sulzer AG, Registered Shares	89,575	12,398
Wizz Air Holdings PLC (a) (d)	223,728	14,463
		66,397
Information Technology (1.3%):
Logitech International SA, Class R	355,152	43,142
Real Estate (0.6%):
PSP Swiss Property AG, Registered Shares	149,384	18,974
		227,121
United Kingdom (12.6%):
Communication Services (0.9%):
Future PLC	703,590	30,502
Consumer Discretionary (1.4%):
Pets at Home Group PLC	2,008,099	12,692
Redrow PLC	2,057,357	17,449
Vistry Group PLC	1,010,837	16,455
		46,596
Consumer Staples (1.0%):
Cranswick PLC	208,155	11,450
Stock Spirits Group PLC	2,694,391	9,750
Tate & Lyle PLC	1,199,704	12,269
		33,469
Energy (0.3%):
Cairn Energy PLC	5,127,738	10,356
Financials (1.7%):
Close Brothers Group PLC	699,100	14,649
IG Group Holdings PLC	1,062,375	12,447

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intermediate Capital Group PLC	454,785	$13,375
OSB Group PLC	2,427,895	15,593
		56,064
Health Care (0.7%):
Genus PLC	153,523	10,542
Hikma Pharmaceuticals PLC	338,610	11,458
		22,000
Industrials (2.4%):
IMI PLC	994,697	23,670
Royal Mail PLC (a)	2,212,895	17,692
Serco Group PLC	7,669,450	14,397
Travis Perkins PLC (a)	524,876	12,279
Ultra Electronics Holdings PLC	377,538	11,964
		80,002
Information Technology (1.7%):
Computacenter PLC	635,308	22,639
Electrocomponents PLC	777,461	11,075
Micro Focus International PLC	1,752,470	13,267
Spirent Communications PLC	2,913,413	9,930
		56,911
Materials (0.8%):
Endeavour Mining PLC	530,481	11,394
Synthomer PLC	2,076,357	14,130
		25,524
Real Estate (1.4%):
LondonMetric Property PLC	4,371,031	13,980
Safestore Holdings PLC	1,594,912	20,890
The Unite Group PLC	841,407	12,504
		47,374
Utilities (0.3%):
Atlantica Sustainable Infrastructure PLC (b)	301,521	11,223
		420,021
United States (0.7%):
Consumer Discretionary (0.3%):
Nexteer Automotive Group Ltd.	7,438,000	10,336
Industrials (0.4%):
Reliance Worldwide Corp. Ltd.	3,321,456	13,091
		23,427
Total Common Stocks (Cost $2,477,925)		3,273,294
Exchange-Traded Funds (0.8%)
United States (0.8%):
Vanguard FTSE Developed Markets ETF (b)	481,772	24,821
Total Exchange-Traded Funds (Cost $23,312)		24,821

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (2.7%)
United States (2.7%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (e)	1,793,292	$1,793
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (e)	48,574,486	48,574
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (e)	894,941	895
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (e)	7,135,982	7,136
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (e)	32,084,768	32,085
Total Collateral for Securities Loaned (Cost $90,483)		90,483
Total Investments (Cost $2,591,720) — 101.6%		3,388,598
Liabilities in excess of other assets — (1.6)%		(53,108)
NET ASSETS — 100.00%		$3,335,490

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rounds to less than $1 thousand.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2021, the fair value of these securities was $156,306 (thousands) and amounted to 4.7% of net assets.

(e)  Rate disclosed is the daily yield on June 30, 2021.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (3.3%)
Ameriquest Mortgage Securities, Series 2004-R12, Class M1, 0.95% (LIBOR01M+86bps), 1/25/35, Callable 7/25/21 @ 100 (a)	$47	$47
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 6/15/27, Callable 12/15/24 @ 100	298	299
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class C, 1.28%, 1/19/27, Callable 7/16/24 @ 100	245	244
Home Equity Asset Trust, Series 2005-2, Class M5, 1.19% (LIBOR01M+110bps), 7/25/35, Callable 7/25/21 @ 100 (a)	306	306
Park Place Securities, Inc., Series 2004-WCW2, Class M2, 1.07% (LIBOR01M+98bps), 10/25/34, Callable 7/25/21 @ 100 (a)	19	19
Santander Retail Auto Lease Trust, Series 2021-A, Class C, 1.14%, 3/20/26, Callable 6/20/24 @ 100 (b) (c)	674	674
Westlake Automobile Receivables Trust, Series 2021-2A, Class C, 0.89%, 7/15/26, Callable 8/15/24 @ 100 (b)	337	337
Westlake Automobile Receivables Trust, Series 2021-1A, Class C, 0.95%, 3/16/26, Callable 9/15/24 @ 100 (b)	332	332
Total Asset-Backed Securities (Cost $2,246)		2,258
Collateralized Mortgage Obligations (1.3%)
BANK, Series 2020-BN26, Class AS, 2.69%, 3/15/63, Callable 3/15/30 @ 100	290	303
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AS, 2.92%, 2/15/53, Callable 2/15/30 @ 100	257	273
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45, Callable 12/15/22 @ 100	270	278
Total Collateralized Mortgage Obligations (Cost $838)		854
Preferred Stocks (3.5%)
Financials (1.4%):
AMG Capital Trust II, 5.15%, 10/15/37	3,640	219
Bank of America Corp., Series L, 7.25% (d)	190	269
KKR & Co., Inc., Series C, 6.00%, 9/15/23 (e)	2,125	164
Wells Fargo & Co., Series L, 7.50% (d)	185	282
		934
Health Care (0.1%):
Danaher Corp., Series B, 5.00%, 4/15/23 (e)	39	57
Industrials (0.4%):
Stanley Black & Decker, Inc., 5.25%, 11/15/22 (e)	2,482	300
Utilities (1.6%):
American Electric Power Co., Inc., 6.13%, 8/15/23	1,615	83
CenterPoint Energy, Inc., 4.57%, 9/15/29	1	68
Dominion Energy, Inc., Series A, 7.25%, 6/1/22	2,700	262
DTE Energy Co., 6.25%, 11/1/22	3,724	184
NextEra Energy, Inc., 5.27%, 3/1/23	6,025	295
The Southern Co., Series 2019, 6.75%, 8/1/22	4,227	214
		1,106
Total Preferred Stocks (Cost $2,297)		2,397

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (52.0%)
Communication Services (2.7%):
Alphabet, Inc., 2.05%, 8/15/50, Callable 2/15/50 @ 100	$184	$163
AT&T, Inc. 4.25%, 3/1/27, Callable 12/1/26 @ 100 (c)	129	146
1.65%, 2/1/28, Callable 12/1/27 @ 100	117	116
5.15%, 11/15/46, Callable 5/15/46 @ 100 (c)	312	400
CenturyLink, Inc., 6.75%, 12/1/23	115	127
Comcast Corp. 3.45%, 2/1/50, Callable 8/1/49 @ 100	150	163
2.80%, 1/15/51, Callable 7/15/50 @ 100	128	123
Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (b)	143	145
Verizon Communications, Inc. 3.38%, 2/15/25 (c)	116	126
3.55%, 3/22/51, Callable 9/22/50 @ 100 (c)	275	294
		1,803
Consumer Discretionary (7.7%):
Booking Holdings, Inc. 0.90%, 9/15/21	30	33
0.75%, 5/1/25	190	269
D.R. Horton, Inc., 2.50%, 10/15/24, Callable 9/15/24 @ 100 (c)	670	703
Dana, Inc., 5.63%, 6/15/28, Callable 6/15/23 @ 102.81	110	119
Darden Restaurants, Inc., 3.85%, 5/1/27, Callable 2/1/27 @ 100 (c)	170	189
Expedia Group, Inc. 3.60%, 12/15/23, Callable 11/15/23 @ 100 (e)	201	213
2/15/26 (b) (e)	180	195
General Motors Co., 4.88%, 10/2/23 (c)	229	249
Hasbro, Inc., 2.60%, 11/19/22	300	308
Hilton Domestic Operating Co., Inc., 4.88%, 1/15/30, Callable 1/15/25 @ 102.44	110	118
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	130	136
Lear Corp., 3.50%, 5/30/30, Callable 2/28/30 @ 100	112	120
Lennar Corp., 5.00%, 6/15/27, Callable 12/15/26 @ 100	212	245
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100	326	347
Meritage Homes Corp., 6.00%, 6/1/25, Callable 3/1/25 @ 100	63	72
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (b)	101	100
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	198	237
NVR, Inc. 3.95%, 9/15/22, Callable 6/15/22 @ 100 (c)	268	277
3.00%, 5/15/30, Callable 11/15/29 @ 100	267	283
PulteGroup, Inc., 5.00%, 1/15/27, Callable 10/15/26 @ 100 (e)	240	280
Ross Stores, Inc. 3.38%, 9/15/24, Callable 6/15/24 @ 100	160	170
0.88%, 4/15/26, Callable 3/15/26 @ 100	186	182
Whirlpool Corp., 2.40%, 5/15/31, Callable 2/15/31 @ 100	185	187
Yum! Brands, Inc., 3.63%, 3/15/31, Callable 12/15/30 @ 100	171	171
		5,203
See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Staples (2.6%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 2/10/22 @ 100 (b)	$368	$367
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (c)	105	119
BAT Capital Corp., 5.28%, 4/2/50, Callable 10/2/49 @ 100	167	193
Church & Dwight Co., Inc., 2.45%, 8/1/22, Callable 7/1/22 @ 100 (c)	70	72
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100 (e)	105	131
Hormel Foods Corp., 1.80%, 6/11/30, Callable 3/11/30 @ 100	363	360
Molson Coors Beverage Co., 4.20%, 7/15/46, Callable 1/15/46 @ 100	95	106
Reynolds American, Inc., 6.15%, 9/15/43 (c)	175	221
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	135	178
		1,747
Energy (3.6%):
Chevron USA, Inc., 3.85%, 1/15/28, Callable 10/15/27 @ 100	320	365
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (c)	234	244
EOG Resources, Inc., 4.95%, 4/15/50, Callable 10/15/49 @ 100 (e)	135	180
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (c)	84	88
HollyFrontier Corp., 2.63%, 10/1/23	265	274
Marathon Oil Corp., 6.60%, 10/1/37 (e)	125	166
Phillips 66 Partners LP, 4.90%, 10/1/46, Callable 4/1/46 @ 100	229	272
Pioneer Natural Resources Co. 0.25%, 5/15/25	155	247
1.90%, 8/15/30, Callable 5/15/30 @ 100	251	242
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (c)	245	252
Valero Energy Corp., 4.00%, 4/1/29, Callable 1/1/29 @ 100 (c)	102	114
		2,444
Financials (11.7%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	335	360
4.75%, 1/15/49, Callable 7/15/48 @ 100	35	46
Alleghany Corp., 3.63%, 5/15/30, Callable 2/15/30 @ 100	130	143
Ares Capital Corp., 4.63%, 3/1/24	275	302
Bank of America Corp. 4.20%, 8/26/24, MTN (c) (e)	160	176
3.25%, 10/21/27, Callable 10/21/26 @ 100, MTN	205	222
Capital One Financial Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100 (c)	224	241
Cincinnati Financial Corp., 6.13%, 11/1/34	230	314
Citigroup, Inc. 3.88%, 3/26/25	108	119
4.60%, 3/9/26 (c)	232	264
4.45%, 9/29/27 (c)	108	123
3.88% (LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (a)	94	108
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	130	133
3.65%, 1/25/24, Callable 12/25/23 @ 100 (c)	584	626
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	290	308
General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	110	117
Globe Life, Inc., 2.15%, 8/15/30, Callable 5/15/30 @ 100	250	247

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100 (c)	$425	$458
5.60%, 7/15/41	87	122
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (b)	165	179
Level 3 Financing, Inc., 3.75%, 7/15/29, Callable 1/15/24 @ 101.88 (b)	170	165
Morgan Stanley 4.88%, 11/1/22 (c) (e)	303	321
3.13%, 7/27/26, MTN (c) (e)	545	590
Old Republic International Corp., 3.85%, 6/11/51, Callable 12/11/50 @ 100	104	111
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	90	104
SVB Financial Group, 3.13%, 6/5/30, Callable 3/5/30 @ 100	373	398
The Goldman Sachs Group, Inc., 3.50%, 1/23/25, Callable 10/23/24 @ 100	275	297
Unum Group 4.00%, 6/15/29, Callable 3/15/29 @ 100	195	219
4.13%, 6/15/51, Callable 12/15/50 @ 100	165	167
Wells Fargo & Co. 4.30%, 7/22/27, MTN (c)	410	467
4.90%, 11/17/45 (c)	155	198
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	250	262
		7,907
Health Care (5.4%):
AbbVie, Inc. 3.20%, 11/21/29, Callable 8/21/29 @ 100	285	309
4.45%, 5/14/46, Callable 11/14/45 @ 100	142	172
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	250	303
Anthem, Inc. 2.38%, 1/15/25, Callable 12/15/24 @ 100	148	155
2.75%, 10/15/42	50	270
Baxter International, Inc., 3.50%, 8/15/46, Callable 2/15/46 @ 100	109	122
Bristol-Myers Squibb Co., 3.40%, 7/26/29, Callable 4/26/29 @ 100 (c)	455	510
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13 (e)	168	177
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	193	218
Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63 (b)	260	259
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100 (c)	135	139
Illumina, Inc. , 8/15/23 (e)	215	273
Merck & Co., Inc., 2.45%, 6/24/50, Callable 12/24/49 @ 100	135	127
Mylan, Inc., 4.55%, 4/15/28, Callable 1/15/28 @ 100	262	301
Regeneron Pharmaceuticals, Inc., 2.80%, 9/15/50, Callable 3/15/50 @ 100	146	133
Universal Health Services, Inc., 2.65%, 10/15/30, Callable 7/15/30 @ 100 (b)	102	102
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (b)	95	97
		3,667
Industrials (6.5%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	241	239
Air Lease Corp., 0.70%, 2/15/24, MTN, Callable 1/15/24 @ 100	282	281
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	150	157
CSX Corp., 3.35%, 9/15/49, Callable 3/15/49 @ 100	195	207
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (c)	275	285
Fortive Corp., 0.88%, 2/15/22	295	296
Hillenbrand, Inc., 5.00%, 9/15/26, Callable 7/15/26 @ 100 (c)	420	467

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Honeywell International, Inc., 2.80%, 6/1/50, Callable 12/1/49 @ 100 (e)	$82	$85
Norfolk Southern Corp., 2.30%, 5/15/31, Callable 2/15/31 @ 100	239	242
Oshkosh Corp., 3.10%, 3/1/30, Callable 12/1/29 @ 100	140	148
Rockwell Automation, Inc. 3.50%, 3/1/29, Callable 12/1/28 @ 100	165	185
6.25%, 12/1/37	155	219
Roper Technologies, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100 (c)	379	405
Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (b)	130	129
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	115	141
Southwest Airlines Co., 1.25%, 5/1/25	190	288
The Boeing Co., 2.20%, 2/4/26, Callable 2/4/23 @ 100 (c)	470	474
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (c)	146	176
		4,424
Information Technology (5.7%):
Akamai Technologies, Inc., 0.13%, 5/1/25	80	105
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	117	155
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (c) (e)	132	141
Broadcom, Inc., 5.00%, 4/15/30, Callable 1/15/30 @ 100	315	372
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100 (c)	342	376
Citrix Systems, Inc., 1.25%, 3/1/26, Callable 2/1/26 @ 100	275	272
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (e)	260	299
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (c)	166	193
Micron Technology, Inc., 5.33%, 2/6/29, Callable 11/6/28 @ 100 (c)	394	477
NCR Corp., 5.25%, 10/1/30, Callable 10/1/25 @ 102.63 (b)	87	91
NetApp, Inc., 3.25%, 12/15/22, Callable 9/15/22 @ 100	150	154
ServiceNow, Inc. , 6/1/22	5	20
Square, Inc., 0.25%, 11/1/27 (b) (e)	55	64
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	160	203
Visa, Inc., 2.00%, 8/15/50, Callable 2/15/50 @ 100	287	254
Vishay Intertechnology, Inc., 2.25%, 6/15/25	45	47
VMware, Inc., 2.95%, 8/21/22, Callable 7/21/22 @ 100	360	369
Western Digital Corp., 1.50%, 2/1/24 (e)	275	294
		3,886
Materials (0.7%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (c)	210	221
Nucor Corp., 2.00%, 6/1/25, Callable 5/1/25 @ 100	160	166
Southern Copper Corp., 5.25%, 11/8/42 (c)	95	121
		508
Real Estate (2.8%):
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100 (c)	630	651
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (b)	108	115
Kite Realty Group LP, 0.75%, 4/1/27 (b)	25	26
Physicians Realty LP, 3.95%, 1/15/28, Callable 10/15/27 @ 100	138	152
Piedmont Operating Partnership LP, 3.15%, 8/15/30, Callable 5/15/30 @ 100	134	136
Regency Centers LP, 4.65%, 3/15/49, Callable 9/15/48 @ 100	114	138
Retail Properties of America, Inc., 4.00%, 3/15/25, Callable 12/15/24 @ 100	339	361
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	145	163
STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	184	186
		1,928

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities (2.6%):
Ameren Illinois Co., 1.55%, 11/15/30, Callable 8/15/30 @ 100	$225	$216
American Water Capital Corp., 2.80%, 5/1/30, Callable 2/1/30 @ 100	135	143
Consolidated Edison Co. of New York, Inc., 6.30%, 8/15/37 (e)	250	351
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100 (c)	310	320
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	190	245
Public Service Electric & Gas Co., 3.95%, 5/1/42, MTN, Callable 11/1/41 @ 100 (c)	159	188
Vistra Operations Co. LLC, 3.70%, 1/30/27, Callable 11/30/26 @ 100 (b)	287	307
		1,770
Total Corporate Bonds (Cost $33,614)		35,287
Residential Mortgage-Backed Securities (0.1%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 1.41% (LIBOR01M+132bps), 10/25/32, Callable 7/25/21 @ 100 (a)	90	90
Total Residential Mortgage-Backed Securities (Cost $88)		90
Yankee Dollars (9.2%)
Communication Services (0.4%):
Vodafone Group PLC, 5.25%, 5/30/48	193	253
Consumer Staples (3.2%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)	638	693
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (b) (c)	670	694
Suntory Holdings Ltd. 2.55%, 6/28/22, Callable 5/28/22 @ 100 (b) (c)	574	585
2.25%, 10/16/24, Callable 9/16/24 @ 100 (b)	200	208
		2,180
Energy (0.9%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	140	145
Ecopetrol SA, 5.88%, 9/18/23 (c)	325	352
Statoil ASA, 3.95%, 5/15/43	100	117
		614
Financials (2.2%):
Barclays Bank PLC 0.00%, 2/4/25 (c)	110	158
0.00%, 2/18/25	65	74
Enel Finance International NV, 2.88%, 5/25/22 (b) (c)	415	424
Newcrest Finance Pty Ltd. 5.75%, 11/15/41 (b)	155	207
4.20%, 5/13/50, Callable 11/13/49 @ 100 (b)	110	126
NXP BV/NXP Funding LLC, 4.63%, 6/1/23 (b)	300	323
Total Capital International SA, 2.99%, 6/29/41, Callable 12/29/40 @ 100 (e)	195	198
		1,510

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (0.9%):
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26, Callable 12/30/25 @ 100	$150	$148
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	150	176
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	85	88
Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102 (b)	200	203
		615
Materials (1.2%):
Anglo American Capital PLC 2.88%, 3/17/31, Callable 12/17/30 @ 100 (b)	300	307
3.95%, 9/10/50, Callable 3/10/50 @ 100 (b)	200	216
Rio Tinto Finance USA Ltd., 5.20%, 11/2/40	75	103
Vale Overseas Ltd., 6.25%, 8/10/26	143	172
		798
Utilities (0.4%):
Iberdrola International BV 6.75%, 9/15/33	50	68
6.75%, 7/15/36	152	231
		299
Total Yankee Dollars (Cost $5,996)		6,269
U.S. Government Mortgage-Backed Agencies (17.7%)
Federal Home Loan Mortgage Corp. 9.00%, 4/1/25 (c)	12	13
7.50%, 8/1/29 (c)	8	10
Series 4395, Class PA, 2.50%, 4/15/37 (c)	233	243
5.00%, 7/1/39 (c)	538	612
Series 4320, Class AP, 3.50%, 7/15/39 – 10/15/40 (c)	359	374
Series 4444, Class CH, 3.00%, 1/15/41 – 10/1/46 (c)	714	745
4.50%, 7/1/44 – 12/1/45 (c)	836	928
2.50%, 7/1/50	294	304
2.00%, 3/1/51 (c)	642	649
		3,878
Federal National Mortgage Association 3.50%, 2/1/32	143	153
6.00%, 2/1/37 (c)	93	109
3.50%, 8/1/39 – 12/25/50 (c)	1,868	1,978
Series 2011-21, Class PA, 4.50%, 5/25/40 (c)	419	444
3.00%, 6/1/40 – 2/1/47 (c)	1,927	2,045
Series 2013-81, Class KA, 2.75%, 9/25/42 (c)	239	248
3.00%, 9/1/46 – 5/1/48	500	531
4.00%, 3/1/47 – 6/1/49	151	162
4.00%, 7/1/47 – 10/1/48 (c)	916	989
Series 2017-96, Class DA, 2.50%, 12/25/47 (c)	237	245
4.50%, 5/1/50	50	54
2.00%, 3/1/51 (c)	1,136	1,150
		8,108
Total U.S. Government Mortgage-Backed Agencies (Cost $11,578)		11,986

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (8.5%)
U.S. Treasury Bonds, 1.25%, 5/15/50 (c)	$2,150	$1,755
U.S. Treasury Notes 0.25%, 3/15/24 (c)	1,247	1,242
0.75%, 4/30/26	2,700	2,687
1.63%, 5/15/31	50	51
Total U.S. Treasury Obligations (Cost $5,752)		5,735
Collateral for Securities Loaned^ (4.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04% (f)	62,985	63
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (f)	1,706,058	1,706
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.02% (f)	31,433	31
JPMorgan Prime Money Market Fund, Capital Class, 0.07% (f)	250,634	251
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.06% (f)	1,126,898	1,127
Total Collateral for Securities Loaned (Cost $3,178)		3,178
Total Investments (Cost $65,587) — 100.3%		68,054
Liabilities in excess of other assets — (0.3)%		(221)
NET ASSETS — 100.00%		$67,833

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2021.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2021, the fair value of these securities was $7,670 (thousands) and amounted to 11.3% of net assets.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(e)  All or a portion of this security is on loan.

(f)  Rate disclosed is the daily yield on June 30, 2021.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of June 30, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of June 30, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
2-Year U.S. Treasury Note Futures	8	9/30/21	$1,763,480	$1,762,562	$(918)
5-Year U.S. Treasury Note Futures	31	9/30/21	3,831,997	3,826,320	(5,677)
Canadian Dollar Futures	8	9/14/21	661,840	644,960	(16,880)
Ultra Long Term U.S. Treasury Bond Futures	6	9/21/21	1,099,911	1,156,125	56,214
					$32,739

Futures Contracts Sold
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Note Futures	23	9/21/21	$3,025,499	$3,047,500	$(22,001)
Japanese Yen Futures	8	9/13/21	910,000	900,700	9,300
Mexican Peso Currency Futures	19	9/13/21	475,950	472,150	3,800
					$(8,901)
Total unrealized appreciation					$69,314
Total unrealized depreciation					(45,476)
Total net unrealized appreciation (depreciation)					$23,838

Centrally Cleared Credit Default Swap Agreements
(Amounts not in thousands)

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instruments	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at June 30, 2021 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America Investment Grade Index; Series 36	1.00%	6/20/26	Quarterly	0.48%	$3,000,000	$76,257	$76,238	$19
						$76,257	$76,238	$19

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2021

(Amounts in Thousands, Except for Shares)

payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2021

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
ASSETS:
Investments, at value (Cost $76,970, $203,051 and $1,458,126)	$100,494	(a)	$265,583	(b)	$2,055,137	(c)
Cash	1,573		3,146		30,340
Receivables:
Interest and dividends	79		368		2,523
Capital shares issued	39		322		2,009
Investments sold	351		385		33,099
From Adviser	9		127		—
Prepaid expenses	26		27		112
Total Assets	102,571		269,958		2,123,220
LIABILITIES:
Payables:
Collateral received on loaned securities	10,095		3,057		75,378
Investments purchased	187		1,423		25,901
Capital shares redeemed	246		141		2,147
Accrued expenses and other payables:
Investment advisory fees	77		165		1,506
Administration fees	5		14		110
Custodian fees	1		2		13
Transfer agent fees	25		11		205
Compliance fees	—	(d)	—	(d)	1
Trustees' fees	35		—		30
12b-1 fees	6		1		14
Other accrued expenses	14		24		131
Total Liabilities	10,691		4,838		105,436
NET ASSETS:
Capital	66,558		205,333		1,265,858
Total accumulated earnings/(loss)	25,322		59,787		751,926
Net Assets	$91,880		$265,120		$2,017,784
Net Assets
Class A	$45,074		$12,542		$91,203
Class C	2,079		78		7,578
Class R	1,955		—		7,099
Class R6	—		226,652		1,145,953
Class Y	40,600		25,003		765,951
Member Class	2,172		845		—
Total	$91,880		$265,120		$2,017,784
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	990		529		2,074
Class C	68		3		204
Class R	46		—		168
Class R6	—		9,447		24,963
Class Y	802		1,044		16,791
Member Class	48		35		—
Total	1,954		11,058		44,200
Net asset value, offering (except Class A) and redemption price per share: (e)
Class A	$45.53		$23.72		$43.97
Class C (f)	30.67		23.81		37.22
Class R	42.35		—		42.35
Class R6	—		23.99		45.91
Class Y	50.63		23.95		45.62
Member Class	45.58		24.08		—
Maximum Sales Charge — Class A	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$48.31		$25.17		$46.65

(a)  Includes $9,867 of securities on loan.

(b)  Includes $3,034 of securities on loan.

(c)  Includes $72,736 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2021

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
ASSETS:
Investments, at value (Cost $156,207, $294,352 and $49,190)	$210,537	(a)	$441,203	(b)	$267,625	(c)
Cash	4,458		2,779		2,214
Deposit with brokers for futures contracts	—		—		408
Receivables:
Interest and dividends	223		250		155
Capital shares issued	301		6		17
Investments sold	1,219		6,123		—
Variation margin on open futures contracts	—		—		4
From Adviser	34		2		—
Prepaid expenses	31		32		24
Total Assets	216,803		450,395		270,447
LIABILITIES:
Payables:
Collateral received on loaned securities	4,777		6,622		862
Investments purchased	2,904		4,520		—
Capital shares redeemed	156		83		80
Accrued expenses and other payables:
Investment advisory fees	136		268		43
Administration fees	10		22		14
Custodian fees	1		3		2
Transfer agent fees	6		131		37
Compliance fees	—	(d)	—	(d)	—	(d)
Trustees' fees	—		178		37
12b-1 fees	1		42		15
Other accrued expenses	25		44		25
Total Liabilities	8,016		11,913		1,115
NET ASSETS:
Capital	151,286		244,257		37,353
Total accumulated earnings/(loss)	57,501		194,225		231,979
Net Assets	$208,787		$438,482		$269,332
Net Assets
Class A	$6,589		$393,769		$194,818
Class C	—		4,339		—
Class R	—		—		17,907
Class R6	143,273		—		—
Class Y	56,537		40,374		56,607
Member Class	2,388		—		—
Total	$208,787		$438,482		$269,332
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	287		7,351		7,539
Class C	—		106		—
Class R	—		—		696
Class R6	6,149		—		—
Class Y	2,434		686		2,172
Member Class	103		—		—
Total	8,973		8,143		10,407
Net asset value, offering (except Class A) and redemption price per share: (e)
Class A	$22.98		$53.57		$25.84
Class C (f)	—		40.76		—
Class R	—		—		25.74
Class R6	23.30		—		—
Class Y	23.23		58.88		26.07
Member Class	23.18		—		—
Maximum Sales Charge — Class A	5.75%		5.75%		2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$24.38		$56.84		$26.43

(a)  Includes $4,621 of securities on loan.

(b)  Includes $6,321 of securities on loan.

(c)  Includes $845 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2021

(Amounts in Thousands, Except Per Share Amounts)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent International Fund-Core Equity
ASSETS:
Investments, at value (Cost $375,401, $12,503 and $189,217)	$592,644	(a)	$19,347	(b)	$227,420	(c)
Foreign currency, at value (Cost $—, $— and $13)	—		—		13
Cash	1,172		86		2,249
Receivables:
Interest and dividends	185		2		968
Capital shares issued	175		—		12
Investments sold	7,304		—		1,049
Reclaims	—		—		229
From Adviser	5		3		203
Prepaid expenses	49		6		63
Total Assets	601,534		19,444		232,206
Liabilities:
Payables:
Collateral received on loaned securities	15,017		2,301		8,734
Investments purchased	4,016		19		1,008
Capital shares redeemed	417		—		2
Accrued foreign capital gains taxes	—		—		144
Accrued expenses and other payables:
Investment advisory fees	354		12		148
Administration fees	27		1		12
Custodian fees	4		—	(d)	16
Transfer agent fees	142		—	(d)	3
Compliance fees	—	(d)	—	(d)	—	(d)
Trustees' fees	45		—		57
12b-1 fees	29		—	(d)	1
Other accrued expenses	49		11		26
Total Liabilities	20,100		2,344		10,151
NET ASSETS:
Capital	291,949		9,356		183,286
Total accumulated earnings/(loss)	289,485		7,744		38,769
Net Assets	$581,434		$17,100		$222,055
Net Assets
Class A	$216,453		$614		$5,379
Class C	9,806		—		108
Class I	—		16,328		3,303
Class R	13,463		—		—
Class R6	98,852		—		204,691
Class Y	242,860		158		8,574
Total	$581,434		$17,100		$222,055
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	14,045		30		645
Class C	1,868		—		13
Class I	—		787		393
Class R	1,056		—		—
Class R6	4,946		—		24,221
Class Y	12,782		8		1,029
Total	34,697		825		26,301
Net asset value, offering (except Class A) and redemption price per share: (e)
Class A	$15.41		$20.38		$8.35
Class C (f)	5.25		—		8.33
Class I	—		20.75		8.40
Class R	12.75		—		—
Class R6	19.99		—		8.45
Class Y	19.00		20.51		8.34
Maximum Sales Charge — Class A	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$16.35		$21.62		$8.86

(a)  Includes $14,738 of securities on loan.

(b)  Includes $2,261 of securities on loan.

(c)  Includes $8,250 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2021

(Amounts in Thousands, Except Per Share Amounts)

	Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
ASSETS:
Investments, at value (Cost $2,591,720 and $65,587)	$3,388,598	(a)	$68,054	(b)
Cash	60,555		1,364
Deposit with brokers for futures contracts	—		442
Deposit with brokers for swap agreements	—		656
Receivables:
Interest and dividends	7,194		389
Capital shares issued	2,797		1
Investments sold	17,134		199
Variation margin on open futures contracts	—		17
Variation margin on open swap agreements	—		—	(c)
Reclaims	4,213		—
From Adviser	924		41
Prepaid expenses	129		23
Total Assets	3,481,544		71,186
LIABILITIES:
Payables:
Foreign currency, at value (Cost $2,461 and $—)	2,461		—
Collateral received on loaned securities	90,483		3,178
Investments purchased	47,883		51
Capital shares redeemed	1,608		—	(c)
Variation margin on open futures contracts	—		7
Accrued expenses and other payables:
Investment advisory fees	2,497		22
Administration fees	167		3
Custodian fees	78		2
Transfer agent fees	690		5
Compliance fees	2		—	(c)
Trustees' fees	11		65
12b-1 fees	12		1
Other accrued expenses	162		19
Total Liabilities	146,054		3,353
NET ASSETS:
Capital	2,378,342		69,724
Total accumulated earnings/(loss)	957,148		(1,891)
Net Assets	$3,335,490		$67,833
Net Assets
Class A	$93,832		$9,380
Class C	4,945		451
Class I	2,003,337		—
Class R6	133,486		26,970
Class Y	1,099,890		31,032
Total	$3,335,490		$67,833
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	5,201		953
Class C	283		46
Class I	110,165		—
Class R6	7,308		2,732
Class Y	60,782		3,145
Total	183,739		6,876
Net asset value, offering (except Class A) and redemption price per share: (d)
Class A	$18.04		$9.84
Class C (e)	17.46		9.92
Class I	18.19		—
Class R6	18.26		9.87
Class Y	18.10		9.87
Maximum Sales Charge — Class A	5.75%		2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$19.14		$10.07

(a)  Includes $83,952 of securities on loan.

(b)  Includes $3,089 of securities on loan.

(c)  Rounds to less than $1 thousand.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2021

(Amounts in Thousands)

	Victory Integrity Discovery Fund	Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
Investment Income:
Dividends	$1,056	$3,195		$26,390
Interest	— (a)	1		5
Securities lending (net of fees)	10	4		150
Total Income	1,066	3,200		26,545
Expenses:
Investment advisory fees	760	1,587		15,551
Administration fees	44	123		1,051
Sub-Administration fees	17	17		17
12b-1 fees — Class A	96	27		222
12b-1 fees — Class C	21	1		65
12b-1 fees — Class R	12	—		31
Custodian fees	4	12		77
Transfer agent fees — Class A	69	15		219
Transfer agent fees — Class C	3	—	(a)	15
Transfer agent fees — Class R	6	—		19
Transfer agent fees — Class R6	—	18		76
Transfer agent fees — Class Y	35	24		776
Transfer agent fees — Member Class (b)	1	1		—
Trustees' fees	21	16		142
Compliance fees	1	2		15
Legal and audit fees	13	28		104
State registration and filing fees	75	72		125
Interfund lending fees	—	—		—	(a)
Other expenses	19	35		216
Recoupment of prior expenses waived/reimbursed by Adviser	—	—		41
Total Expenses	1,197	1,978		18,762
Expenses waived/reimbursed by Adviser	(35)	(639)		(13)
Net Expenses	1,162	1,339		18,749
Net Investment Income (Loss)	(96)	1,861		7,796
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	13,282	18,606		415,788
Net change in unrealized appreciation/depreciation on investment securities	33,986	72,691		625,957
Net realized/unrealized gains (losses) on investments	47,268	91,297		1,041,745
Change in net assets resulting from operations	$47,172	$93,158		$1,049,541

(a)  Rounds to less than $1 thousand.

(b)  Victory Integrity Discovery Fund and Victory Integrity Mid-Cap Value Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2021

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund	Victory Munder Multi-Cap Fund	Victory S&P 500 Index Fund
Investment Income:
Dividends	$2,386	$4,568	$3,693
Interest	1	1	—	(a)
Securities lending (net of fees)	5	4	3
Foreign tax withholding	—	—	—	(a)
Total Income	2,392	4,573	3,696
Expenses:
Investment advisory fees	1,245	2,987	482
Administration fees	90	232	141
Sub-Administration fees	17	17	18
12b-1 fees — Class A	11	894	263
12b-1 fees — Class C	—	47	—
12b-1 fees — Class R	—	—	79
Custodian fees	8	18	12
Transfer agent fees — Class A	12	803	127
Transfer agent fees — Class C	—	11	—
Transfer agent fees — Class R	—	—	7
Transfer agent fees — Class R6	2	—	—
Transfer agent fees — Class Y	21	32	55
Transfer agent fees — Member Class (b)	1	—	—
Trustees' fees	11	92	35
Compliance fees	1	3	2
Legal and audit fees	20	28	22
State registration and filing fees	61	52	58
Other expenses	44	78	52
Total Expenses	1,544	5,294	1,353
Expenses waived/reimbursed by Adviser	(213)	(8)	—
Net Expenses	1,331	5,286	1,353
Net Investment Income (Loss)	1,061	(713)	2,343
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	19,368	59,602	21,975
Net realized gains (losses) from futures contracts	—	—	481
Net change in unrealized appreciation/depreciation on investment securities	60,800	73,487	56,079
Net change in unrealized appreciation/depreciation on futures contracts	—	—	51
Net realized/unrealized gains (losses) on investments	80,168	133,089	78,586
Change in net assets resulting from operations	$81,229	$132,376	$80,929

(a)  Rounds to less than $1 thousand.

(b)  Victory Integrity Small/Mid-Cap Value Fund Member Class commenced operations on November 3, 2020

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2021

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund	Victory Munder Small Cap Growth Fund		Victory Trivalent International Fund-Core Equity
Investment Income:
Dividends	$3,786	$54		$6,821
Interest	1	—	(a)	—	(a)
Securities lending (net of fees)	24	19		28
Foreign tax withholding	(6)	—	(a)	(630)
Total Income	3,805	73		6,219
Expenses:
Investment advisory fees	4,352	120		1,504
Administration fees	338	8		109
Sub-Administration fees	17	17		17
12b-1 fees — Class A	512	1		13
12b-1 fees — Class C	119	—		1
12b-1 fees — Class R	69	—		—
Custodian fees	25	2		101
Transfer agent fees — Class A	353	1		12
Transfer agent fees — Class C	14	—		—	(a)
Transfer agent fees — Class I	—	1		—	(a)
Transfer agent fees — Class R	36	—		—
Transfer agent fees — Class R6	4	—		—	(a)
Transfer agent fees — Class Y	331	—	(a)	1
Trustees' fees	67	2		39
Compliance fees	5	—	(a)	1
Legal and audit fees	28	8		46
State registration and filing fees	84	11		75
Interfund lending fees	— (a)	—		—
Other expenses	68	7		48
Total Expenses	6,422	178		1,967
Expenses waived/reimbursed by Adviser	(18)	(14)		(896)
Net Expenses	6,404	164		1,071
Net Investment Income (Loss)	(2,599)	(91)		5,148
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	159,032	1,315		5,940
Foreign taxes on realized gains	—	—		(97)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	70,979	4,924		37,461
Net change in accrued foreign taxes on unrealized gains	—	—		(100)
Net realized/unrealized gains (losses) on investments	230,011	6,239		43,204
Change in net assets resulting from operations	$227,412	$6,148		$48,352

(a)  Rounds to less than $1 thousand.
See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2021

(Amounts in Thousands)

	Victory Trivalent International Small-Cap Fund	Victory INCORE Total Return Bond Fund
Investment Income:
Dividends	$72,042	$68
Interest	10	1,550
Securities lending (net of fees)	1,008	2
Foreign tax withholding	(7,965)	—
Total Income	65,095	1,620
Expenses:
Investment advisory fees	24,288	278
Administration fees	1,530	41
Sub-Administration fees	17	17
12b-1 fees — Class A	245	26
12b-1 fees — Class C	47	6
Custodian fees	430	11
Transfer agent fees — Class A	338	22
Transfer agent fees — Class C	6	1
Transfer agent fees — Class I	2,349	—
Transfer agent fees — Class R6	4	— (a)
Transfer agent fees — Class Y	965	9
Trustees' fees	172	34
Compliance fees	21	1
Legal and audit fees	168	14
State registration and filing fees	149	60
Other expenses	350	21
Total Expenses	31,079	541
Expenses waived/reimbursed by Adviser	(4,069)	(97)
Net Expenses	27,010	444
Net Investment Income (Loss)	38,085	1,176
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	315,377	678
Net realized gains (losses) from futures contracts	—	(198)
Net realized gains (losses) from swap agreements	—	68
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	497,274	(438)
Net change in unrealized appreciation/depreciation on futures contracts	—	31
Net change in unrealized appreciation/depreciation on swap agreements	—	— (a)
Net realized/unrealized gains (losses) on investments	812,651	141
Change in net assets resulting from operations	$850,736	$1,317

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$(96)	$(140)	$1,861	$3,811	$7,796	$10,994
Net realized gains (losses) from investments	13,282	(10,099)	18,606	(20,430)	415,788	(254,708)
Net change in unrealized appreciation/depreciation on investments	33,986	(18,876)	72,691	(17,425)	625,957	(257,100)
Change in net assets resulting from operations	47,172	(29,115)	93,158	(34,044)	1,049,541	(500,814)
Distributions to Shareholders:
Class A	—	(1,198)	(196)	(45)	(90)	(569)
Class C	—	(191)	— (a)	— (a)	—	(49)
Class R	—	(98)	—	—	—	(43)
Class R6	—	—	(3,719)	(1,711)	(5,456)	(9,755)
Class Y	—	(1,529)	(247)	(108)	(1,954)	(6,764)
Member Class (b)	—	—	(1)	—	—	—
From return of capital:
Class A	—	—	(44)	—	—	—
Class C	—	—	— (a)	—	—	—
Class R	—	—	—	—	—	—
Class R6	—	—	(844)	—	—	—
Class Y	—	—	(56)	—	—	—
Member Class	—	—	(1)	—	—	—
Change in net assets resulting from distributions to shareholders	—	(3,016)	(5,108)	(1,864)	(7,500)	(17,180)
Change in net assets resulting from capital transactions	(17,609)	(37,894)	(25,403)	153,096	(591,559)	(238,280)
Change in net assets	29,563	(70,025)	62,647	117,188	450,482	(756,274)
Net Assets:
Beginning of period	62,317	132,342	202,473	85,285	1,567,302	2,323,576
End of period	$91,880	$62,317	$265,120	$202,473	$2,017,784	$1,567,302

(a)  Rounds to less than $1 thousand.

(b) Victory Integrity Discovery Fund and Victory Integrity Mid-Cap Value Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$4,616	$4,226	$2,340	$3,987	$24,763	$23,461
Distributions reinvested	—	1,058	234	44	81	495
Cost of shares redeemed	(14,397)	(13,704)	(3,212)	(1,868)	(66,313)	(56,674)
Total Class A	$(9,781)	$(8,420)	$(638)	$2,163	$(41,469)	$(32,718)
Class C
Proceeds from shares issued	$69	$219	$17	$54	$913	$538
Distributions reinvested	—	168	1	— (a)	—	47
Cost of shares redeemed	(1,491)	(3,625)	(11)	—	(2,746)	(3,569)
Total Class C	$(1,422)	$(3,238)	$7	$54	$(1,833)	$(2,984)
Class R
Proceeds from shares issued	$632	$1,386	$—	$—	$2,845	$2,040
Distributions reinvested	—	85	—	—	—	35
Cost of shares redeemed	(2,274)	(1,514)	—	—	(4,587)	(5,439)
Total Class R	$(1,642)	$(43)	$—	$—	$(1,742)	$(3,364)
Class R6
Proceeds from shares issued	$—	$—	$32,650	$190,734	$239,858	$354,199
Distributions reinvested	—	—	4,555	1,707	5,356	9,428
Cost of shares redeemed	—	—	(72,923)	(31,573)	(724,545)	(292,721)
Total Class R6	$—	$—	$(35,718)	$160,868	$(479,331)	$70,906
Class Y
Proceeds from shares issued	$14,515	$24,172	$12,767	$4,409	$180,087	$224,939
Distributions reinvested	—	1,407	299	107	1,797	6,413
Cost of shares redeemed	(21,292)	(51,772)	(2,904)	(14,505)	(249,068)	(501,472)
Total Class Y	$(6,777)	$(26,193)	$10,162	$(9,989)	$(67,184)	$(270,120)
Member Class (b)
Proceeds from shares issued	$2,476	$—	$985	$—	$—	$—
Distributions reinvested	—	—	1	—	—	—
Cost of shares redeemed	(463)	—	(202)	—	—	—
Total Member Class	$2,013	$—	$784	$—	$—	$—
Change in net assets resulting from capital transactions	$(17,609)	$(37,894)	$(25,403)	$153,096	$(591,559)	$(238,280)

(a)  Rounds to less than $1 thousand.

(b)  Victory Integrity Discovery Fund and Victory Integrity Mid-Cap Value Fund Member Class commenced operations on November 3, 2020

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Share Transactions:
Class A
Issued	123	159	112	250	734	846
Reinvested	—	31	12	2	2	15
Redeemed	(407)	(495)	(155)	(116)	(1,918)	(1,943)
Total Class A	(284)	(305)	(31)	136	(1,182)	(1,082)
Class C
Issued	3	12	1	3	27	22
Reinvested	—	7	— (a)	— (a)	—	2
Redeemed	(69)	(182)	(1)	—	(102)	(143)
Total Class C	(66)	(163)	— (a)	3	(75)	(119)
Class R
Issued	21	47	—	—	79	81
Reinvested	—	3	—	—	—	1
Redeemed	(64)	(61)	—	—	(136)	(191)
Total Class R	(43)	(11)	—	—	(57)	(109)
Class R6
Issued	—	—	1,550	10,669	6,278	13,497
Reinvested	—	—	235	88	152	265
Redeemed	—	—	(4,266)	(1,948)	(20,196)	(10,043)
Total Class R6	—	—	(2,481)	8,809	(13,766)	3,719
Class Y
Issued	354	815	561	259	4,710	8,217
Reinvested	—	37	15	6	51	182
Redeemed	(585)	(1,830)	(138)	(852)	(7,435)	(18,245)
Total Class Y	(231)	(978)	438	(587)	(2,674)	(9,846)
Member Class (b)
Issued	59	—	43	—	—	—
Reinvested	—	—	— (a)	—	—	—
Redeemed	(11)	—	(8)	—	—	—
Total Member Class	48	—	35	—	—	—
Change in Shares	(576)	(1,457)	(2,039)	8,361	(17,754)	(7,437)

(a)  Rounds to less than 1 thousand.

(b)  Victory Integrity Discovery Fund and Victory Integrity Mid-Cap Value Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$1,061	$1,209	$(713)	$369	$2,343	$3,075
Net realized gains (losses) from investments	19,368	(13,324)	59,602	(9,321)	22,456	27,234
Net change in unrealized appreciation/depreciation on investments	60,800	(14,023)	73,487	14,670	56,130	(15,381)
Change in net assets resulting from operations	81,229	(26,138)	132,376	5,718	80,929	14,928
Distributions to Shareholders:
Class A	(59)	(22)	(244)	(9,781)	(11,972)	(20,471)
Class C	—	—	—	(265)	—	—
Class R	—	—	—	—	(993)	(1,715)
Class R6	(1,692)	(815)	—	—	—	—
Class Y	(644)	(283)	(124)	(917)	(3,648)	(5,159)
Member Class (a)	(2)	—	—	—	—	—
Change in net assets resulting from distributions to shareholders	(2,397)	(1,120)	(368)	(10,963)	(16,613)	(27,345)
Change in net assets resulting from capital transactions	13,858	8,516	(41,195)	(34,098)	(8,496)	(8,722)
Change in net assets	92,690	(18,742)	90,813	(39,343)	55,820	(21,139)
Net Assets:
Beginning of period	116,097	134,839	347,669	387,012	213,512	234,651
End of period	$208,787	$116,097	$438,482	$347,669	$269,332	$213,512

(a)  Victory Integrity Small/Mid-Cap Value Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$3,876	$1,437	$5,765	$8,491	$8,080	$12,097
Distributions reinvested	59	22	211	8,468	10,439	17,860
Cost of shares redeemed	(2,792)	(1,062)	(42,345)	(46,249)	(23,902)	(54,473)
Total Class A	$1,143	$397	$(36,369)	$(29,290)	$(5,383)	$(24,516)
Class C
Proceeds from shares issued	$—	$—	$254	$401	$—	$—
Distributions reinvested	—	—	—	234	—	—
Cost of shares redeemed	—	—	(3,268)	(4,844)	—	—
Total Class C	$—	$—	$(3,014)	$(4,209)	$—	$—
Class R
Proceeds from shares issued	$—	$—	$—	$—	$3,501	$4,926
Distributions reinvested	—	—	—	—	993	1,715
Cost of shares redeemed	—	—	—	—	(4,476)	(6,634)
Total Class R	$—	$—	$—	$—	$18	$7
Class R6
Proceeds from shares issued	$35,979	$22,861	$—	$—	$—	$—
Distributions reinvested	1,689	813	—	—	—	—
Cost of shares redeemed	(29,451)	(20,141)	—	—	—	—
Total Class R6	$8,217	$3,533	$—	$—	$—	$—
Class Y
Proceeds from shares issued	$14,072	$8,038	$3,433	$5,469	$9,028	$37,717
Distributions reinvested	511	268	82	645	3,454	4,878
Cost of shares redeemed	(12,315)	(3,720)	(5,327)	(6,713)	(15,613)	(26,808)
Total Class Y	$2,268	$4,586	$(1,812)	$(599)	$(3,131)	$15,787
Member Class (a)
Proceeds from shares issued	$2,616	$—	$—	$—	$—	$—
Distributions reinvested	2	—	—	—	—	—
Cost of shares redeemed	(388)	—	—	—	—	—
Total Member Class	$2,230	$—	$—	$—	$—	$—
Change in net assets resulting from capital transactions	$13,858	$8,516	$(41,195)	$(34,098)	$(8,496)	$(8,722)

(a)  Victory Integrity Small/Mid-Cap Value Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Share Transactions:
Class A
Issued	180	97	129	214	352	612
Reinvested	3	1	5	204	466	880
Redeemed	(137)	(74)	(923)	(1,212)	(1,042)	(2,651)
Total Class A	46	24	(789)	(794)	(224)	(1,159)
Class C
Issued	—	—	7	13	—	—
Reinvested	—	—	—	7	—	—
Redeemed	—	—	(98)	(157)	—	—
Total Class C	—	—	(91)	(137)	—	—
Class R
Issued	—	—	—	—	153	246
Reinvested	—	—	—	—	45	85
Redeemed	—	—	—	—	(197)	(326)
Total Class R	—	—	—	—	1	5
Class R6
Issued	1,756	1,535	—	—	—	—
Reinvested	93	46	—	—	—	—
Redeemed	(1,586)	(1,330)	—	—	—	—
Total Class R6	263	251	—	—	—	—
Class Y
Issued	686	515	68	142	385	1,848
Reinvested	28	15	2	14	153	239
Redeemed	(675)	(266)	(104)	(162)	(674)	(1,294)
Total Class Y	39	264	(34)	(6)	(136)	793
Member Class (a)
Issued		120	—	—	—	—
Reinvested	— (b)	—	—	—	—	—
Redeemed	(17)	—	—	—	—	—
Total Member Class	103	—	—	—	—	—
Change in Shares	451	539	(914)	(937)	(359)	(361)

(a)  Victory Integrity Small/Mid-Cap Value Fund Member Class commenced operations on November 3, 2020.

(b)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent International Fund-Core Equity
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$(2,599)	$(2,195)	$(91)	$(38)	$5,148	$2,053
Net realized gains (losses) from investments	159,032	254,589	1,315	1,238	5,843	(4,895)
Net change in unrealized appreciation/depreciation on investments	70,979	(273,091)	4,924	92	37,361	(1,138)
Change in net assets resulting from operations	227,412	(20,697)	6,148	1,292	48,352	(3,980)
Distributions to Shareholders:
Class A	(23,341)	(127,008)	(36)	(18)	(62)	(48)
Class C	(3,462)	(17,343)	—	—	— (a)	— (a)
Class I	—	—	(1,071)	(702)	(46)	(33)
Class R	(1,885)	(8,983)	—	—	—	—
Class R6	(8,673)	(74,101)	—	—	(2,687)	(902)
Class Y	(23,441)	(283,629)	(9)	(6)	(110)	(96)
Change in net assets resulting from distributions to shareholders	(60,802)	(511,064)	(1,116)	(726)	(2,905)	(1,079)
Change in net assets resulting from capital transactions	(169,539)	(342,469)	1,252	950	43,468	116,106
Change in net assets	(2,929)	(874,230)	6,284	1,516	88,915	111,047
Net Assets:
Beginning of period	584,363	1,458,593	10,816	9,300	133,140	22,093
End of period	$581,434	$584,363	$17,100	$10,816	$222,055	$133,140

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent International Fund-Core Equity
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$15,937	$29,605	$135	$242	$616	$337
Distributions reinvested	21,270	114,821	35	18	53	42
Cost of shares redeemed	(62,892)	(115,796)	(80)	(98)	(1,104)	(892)
Total Class A	$(25,685)	$28,630	$90	$162	$(435)	$(513)
Class C
Proceeds from shares issued	$128	$1,741	$—	$—	$3	$10
Distributions reinvested	3,445	15,847	—	—	— (a)	— (a)
Cost of shares redeemed	(9,106)	(12,234)	—	—	(134)	(118)
Total Class C	$(5,533)	$5,354	$—	$—	$(131)	$(108)
Class I
Proceeds from shares issued	$—	$—	$175	$106	$— (a)	$912
Distributions reinvested	—	—	1,071	701	46	32
Cost of shares redeemed	—	—	(114)	(25)	(66)	(469)
Total Class I	$—	$—	$1,132	$782	$(20)	$475
Class R
Proceeds from shares issued	$1,783	$2,169	$—	$—	$—	$—
Distributions reinvested	1,882	8,785	—	—	—	—
Cost of shares redeemed	(6,595)	(6,902)	—	—	—	—
Total Class R	$(2,930)	$4,052	$—	$—	$—	$—
Class R6
Proceeds from shares issued	$13,910	$24,724	$—	$—	$44,300	$118,773
Distributions reinvested	8,636	73,891	—	—	2,687	902
Cost of shares redeemed	(67,516)	(221,336)	—	—	(3,122)	(2,003)
Total Class R6	$(44,970)	$(122,721)	$—	$—	$43,865	$117,672
Class Y
Proceeds from shares issued	$13,776	$133,669	$21	$—	$401	$241
Distributions reinvested	22,365	256,344	9	6	97	87
Cost of shares redeemed	(126,562)	(647,797)	—	—	(309)	(1,748)
Total Class Y	$(90,421)	$(257,784)	$30	$6	$189	$(1,420)
Change in net assets resulting from capital transactions	$(169,539)	$(342,469)	$1,252	$950	$43,468	$116,106

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund			Victory Trivalent International Fund-Core Equity
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020		Year Ended June 30, 2021	Year Ended June 30, 2020
Share Transactions:
Class A
Issued	1,167	2,039	8	18		89	51
Reinvested	1,611	8,445	2	1		7	6
Redeemed	(4,603)	(7,341)	(5)	(8)		(152)	(134)
Total Class A	(1,825)	3,143	5	11		(56)	(77)
Class C
Issued	25	252	—	—		— (a)	1
Reinvested	762	2,542	—	—		— (a)	— (a)
Redeemed	(1,785)	(1,609)	—	—		(19)	(18)
Total Class C	(998)	1,185	—	—		(19)	(17)
Class I
Issued	—	—	9	8		— (a)	135
Reinvested	—	—	61	50		6	4
Redeemed	—	—	(6)	(1)		(8)	(72)
Total Class I	—	—	64	57		(2)	67
Class R
Issued	154	188	—	—		—	—
Reinvested	172	752	—	—		—	—
Redeemed	(567)	(514)	—	—		—	—
Total Class R	(241)	426	—	—		—	—
Class R6
Issued	786	1,234	—	—		6,110	17,546
Reinvested	505	4,387	—	—		357	122
Redeemed	(3,988)	(9,938)	—	—		(413)	(319)
Total Class R6	(2,697)	(4,317)	—	—		6,054	17,349
Class Y
Issued	823	6,000	1	—		52	35
Reinvested	1,376	15,847	1	—	(a)	13	12
Redeemed	(7,632)	(35,576)	—	—		(43)	(275)
Total Class Y	(5,433)	(13,729)	2	—	(a)	22	(228)
Change in Shares	(11,194)	(13,292)	71	68		5,999	17,094

(a)  Rounds to less than 1 thousand.
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$38,085	$14,373	$1,176	$1,552
Net realized gains (losses) from investments	315,377	(70,162)	548	2,336
Net change in unrealized appreciation/ depreciation on investments	497,274	41,304	(407)	1,323
Change in net assets resulting from operations	850,736	(14,485)	1,317	5,211
Distributions to Shareholders:
Class A	—	(1,886)	(249)	(300)
Class C	—	(52)	(8)	(10)
Class I	(6,561)	(21,459)	—	—
Class R6	(355)	(989)	(680)	(710)
Class Y	(2,549)	(13,429)	(843)	(881)
Change in net assets resulting from distributions to shareholders	(9,465)	(37,815)	(1,780)	(1,901)
Change in net assets resulting from capital transactions	630,234	108,621	(3,357)	(434)
Change in net assets	1,471,505	56,321	(3,820)	2,876
Net Assets:
Beginning of period	1,863,985	1,807,664	71,653	68,777
End of period	$3,335,490	$1,863,985	$67,833	$71,653

(a)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$39,592	$35,046	$604	$1,275
Distributions reinvested	—	1,735	219	252
Cost of shares redeemed	(86,919)	(62,948)	(2,844)	(2,846)
Total Class A	$(47,327)	$(26,167)	$(2,021)	$(1,319)
Class C
Proceeds from shares issued	$656	$664	$76	$340
Distributions reinvested	—	42	9	10
Cost of shares redeemed	(1,560)	(1,180)	(357)	(230)
Total Class C	$(904)	$(474)	$(272)	$120
Class I
Proceeds from shares issued	$843,443	$350,308	$—	$—
Distributions reinvested	5,005	10,793	—	—
Cost of shares redeemed	(353,920)	(266,728)	—	—
Total Class I	$494,528	$94,373	$—	$—
Class R6
Proceeds from shares issued	$57,389	$46,552	$2,005	$536
Distributions reinvested	354	989	680	710
Cost of shares redeemed	(31,825)	(16,987)	(1,558)	(1,392)
Total Class R6	$25,918	$30,554	$1,127	$(146)
Class Y
Proceeds from shares issued	$415,535	$257,621	$243	$1,271
Distributions reinvested	2,460	11,950	603	617
Cost of shares redeemed	(259,976)	(259,236)	(3,037)	(977)
Total Class Y	$158,019	$10,335	$(2,191)	$911
Change in net assets resulting from capital transactions	$630,234	$108,621	$(3,357)	$(434)

(a)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Share Transactions:
Class A
Issued	2,538	2,784	61	133
Reinvested	—	124	22	26
Redeemed	(5,762)	(5,054)	(287)	(297)
Total Class A	(3,224)	(2,146)	(204)	(138)
Class C
Issued	41	54	8	35
Reinvested	—	3	1	1
Redeemed	(104)	(97)	(36)	(23)
Total Class C	(63)	(40)	(27)	13
Class I
Issued	53,324	27,996	—	—
Reinvested	316	769	—	—
Redeemed	(21,878)	(23,160)	—	—
Total Class I	31,762	5,605	—	—
Class R6
Issued	3,632	3,656	204	55
Reinvested	22	70	68	74
Redeemed	(2,000)	(1,331)	(156)	(144)
Total Class R6	1,654	2,395	116	(15)
Class Y
Issued	25,779	20,940	24	130
Reinvested	156	855	61	64
Redeemed	(16,681)	(21,266)	(307)	(102)
Total Class Y	9,254	529	(222)	92
Change in Shares	39,383	6,343	(337)	(48)

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory Integrity Discovery Fund
Class A
Year Ended:
June 30, 2021	$24.03	(0.07)	21.57	21.50	—	—
June 30, 2020	$32.28	(0.05)	(7.38)	(7.43)	(0.82)	(0.82)
June 30, 2019	$42.75	(0.11)	(5.61)	(5.72)	(4.75)	(4.75)
June 30, 2018	$41.01	(0.16)	6.40	6.24	(4.50)	(4.50)
June 30, 2017	$32.71	(0.19)	10.10	9.91	(1.61)	(1.61)
Class C
Year Ended:
June 30, 2021	$16.32	(0.21)	14.56	14.35	—	—
June 30, 2020	$22.36	(0.22)	(5.00)	(5.22)	(0.82)	(0.82)
June 30, 2019	$31.69	(0.28)	(4.30)	(4.58)	(4.75)	(4.75)
June 30, 2018	$31.69	(0.34)	4.84	4.50	(4.50)	(4.50)
June 30, 2017	$25.76	(0.38)	7.92	7.54	(1.61)	(1.61)
Class R
Year Ended:
June 30, 2021	$22.45	(0.18)	20.08	19.90	—	—
June 30, 2020	$30.36	(0.18)	(6.91)	(7.09)	(0.82)	(0.82)
June 30, 2019	$40.76	(0.28)	(5.37)	(5.65)	(4.75)	(4.75)
June 30, 2018	$39.49	(0.28)	6.05	5.77	(4.50)	(4.50)
June 30, 2017	$31.71	(0.37)	9.76	9.39	(1.61)	(1.61)
Class Y
Year Ended:
June 30, 2021	$26.64	0.03	23.96	23.99	—	—
June 30, 2020	$35.65	— (e)	(8.19)	(8.19)	(0.82)	(0.82)
June 30, 2019	$46.47	(0.03)	(6.04)	(6.07)	(4.75)	(4.75)
June 30, 2018	$44.11	(0.05)	6.91	6.86	(4.50)	(4.50)
June 30, 2017	$35.02	(0.13)	10.83	10.70	(1.61)	(1.61)
Member Class
November 3, 2020(g) through June 30, 2021	$26.37	(0.30)	19.51	19.21	—	—

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Amount is less than $0.005 per share.

(f)  Amount is less than 0.005%.

(g)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)*	Net Expenses(c)	Net Investment Income (Loss)(c)		Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory Integrity Discovery Fund
Class A
Year Ended:
June 30, 2021	$45.53	89.47%	1.62%	(0.20)%		1.62%	$45,073	41%
June 30, 2020	$24.03	(23.78)%	1.59%	(0.18)%		1.59%	$30,614	40%
June 30, 2019	$32.28	(12.02)%	1.55%	(0.29)%		1.55%	$50,963	40%
June 30, 2018	$42.75	15.76%	1.54%	(0.39)%		1.54%	$67,840	45%
June 30, 2017	$41.01	30.36%	1.55%	(0.50)%		1.55%	$85,228	110%
Class C
Year Ended:
June 30, 2021	$30.67	87.93%	2.45%	(0.95)%		2.87%	$2,079	41%
June 30, 2020	$16.32	(24.42)%	2.46%	(1.09)%		2.52%	$2,194	40%
June 30, 2019	$22.36	(12.74)%	2.34%	(1.07)%		2.34%	$6,633	40%
June 30, 2018	$31.69	14.88%	2.32%	(1.10)%		2.32%	$9,871	45%
June 30, 2017	$31.69	29.33%	2.36%	(1.28)%		2.36%	$15,796	110%
Class R
Year Ended:
June 30, 2021	$42.35	88.56%	2.08%	(0.58)%		2.43%	$1,955	41%
June 30, 2020	$22.45	(24.10)%	2.08%	(0.65)%		2.33%	$1,990	40%
June 30, 2019	$30.36	(12.49)%	2.08%	(0.84)%		2.41%	$3,038	40%
June 30, 2018	$40.76	15.15%	2.08%	(0.70)%		2.27%	$3,465	45%
June 30, 2017	$39.49	29.67%	2.08%	(0.99)%		2.56%	$2,291	110%
Class Y
Year Ended:
June 30, 2021	$50.63	90.05%	1.31%	0.07%		1.31%	$40,600	41%
June 30, 2020	$26.64	(23.64)%	1.38%	—	%(f)	1.38%	$27,519	40%
June 30, 2019	$35.65	(11.81)%	1.30%	(0.06)%		1.30%	$71,708	40%
June 30, 2018	$46.47	16.08%	1.28%	(0.12)%		1.28%	$78,079	45%
June 30, 2017	$44.11	30.62%	1.38%	(0.30)%		1.38%	$49,468	110%
Member Class
November 3, 2020(g) through June 30, 2021	$45.58	72.85%	1.50%	(1.04)%		5.05%	$2,172	41%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Return of Capital
Victory Integrity Mid-Cap Value Fund
Class A
Year Ended:
June 30, 2021	$15.30	0.13	8.74	8.87	(0.37)	—	(0.08)
June 30, 2020	$17.86	0.24	(2.70)	(2.46)	(0.10)	—	—
June 30, 2019	$19.17	0.19	(0.32)	(0.13)	(0.19)	(0.99)	—
June 30, 2018	$17.91	0.19	1.84	2.03	(0.15)	(0.62)	—
June 30, 2017	$15.43	0.03	2.45	2.48	—	—	—
Class C
Year Ended:
June 30, 2021	$15.37	(0.05)	8.82	8.77	(0.27)	—	(0.06)
November 4, 2019(e) through Jume 30, 2020	$18.75	0.11	(3.39)	(3.28)	(0.10)	—	—
Class R6
Year Ended:
June 30, 2021	$15.47	0.19	8.85	9.04	(0.43)	—	(0.09)
June 30, 2020	$18.02	0.33	(2.74)	(2.41)	(0.14)	—	—
June 30, 2019	$19.30	0.26	(0.32)	(0.06)	(0.23)	(0.99)	—
June 30, 2018	$18.02	0.22	1.87	2.09	(0.19)	(0.62)	—
June 30, 2017	$15.53	0.12	2.43	2.55	(0.06)	—	—
Class Y
Year Ended:
June 30, 2021	$15.44	0.06	8.94	9.00	(0.41)	—	(0.08)
June 30, 2020	$18.02	0.25	(2.68)	(2.43)	(0.15)	—	—
June 30, 2019	$19.34	0.28	(0.37)	(0.09)	(0.24)	(0.99)	—
June 30, 2018	$18.06	0.24	1.85	2.09	(0.19)	(0.62)	—
June 30, 2017	$15.58	0.13	2.43	2.56	(0.08)	—	—
Member Class
November 3, 2020(e) through June 30, 2021	$16.94	(0.26)	7.58	7.32	(0.17)	—	(0.01)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory Integrity Mid-Cap Value Fund
Class A
Year Ended:
June 30, 2021	(0.45)	$23.72	58.66%	1.00%	0.64%	1.37%	$12,542	67%
June 30, 2020	(0.10)	$15.30	(13.90)%	1.00%	1.40%	1.43%	$8,574	82%
June 30, 2019	(1.18)	$17.86	0.36%	1.00%	1.05%	1.51%	$7,567	73%
June 30, 2018	(0.77)	$19.17	11.32%	1.09%	1.01%	1.67%	$4,255	73%
June 30, 2017	—	$17.91	16.07%	1.35%	0.19%	1.94%	$2,864	68%
Class C
Year Ended:
June 30, 2021	(0.33)	$23.81	57.43%	1.75%	(0.25)%	16.27%	$78	67%
November 4, 2019(e) through Jume 30, 2020	(0.10)	$15.37	(17.55)%	1.75%	1.02%	43.95%	$44	82%
Class R6
Year Ended:
June 30, 2021	(0.52)	$23.99	59.24%	0.60%	0.94%	0.88%	$226,652	67%
June 30, 2020	(0.14)	$15.47	(13.53)%	0.60%	1.93%	0.88%	$184,503	82%
June 30, 2019	(1.22)	$18.02	0.72%	0.60%	1.43%	0.94%	$56,232	73%
June 30, 2018	(0.81)	$19.30	11.68%	0.77%	1.14%	1.17%	$6,750	73%
June 30, 2017	(0.06)	$18.02	16.42%	0.89%	0.71%	3.01%	$1,375	68%
Class Y
Year Ended:
June 30, 2021	(0.49)	$23.95	59.03%	0.75%	0.29%	1.08%	$25,003	67%
June 30, 2020	(0.15)	$15.44	(13.67)%	0.75%	1.46%	1.21%	$9,352	82%
June 30, 2019	(1.23)	$18.02	0.58%	0.75%	1.52%	1.17%	$21,486	73%
June 30, 2018	(0.81)	$19.34	11.58%	0.84%	1.25%	1.13%	$59,866	73%
June 30, 2017	(0.08)	$18.06	16.43%	0.89%	0.74%	1.18%	$47,989	68%
Member Class
November 3, 2020(e) through June 30, 2021	(0.18)	$24.08	43.46%	0.85%	(1.69)%	8.67%	$845	67%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Integrity Small-Cap Value Fund
Class A
Year Ended:
June 30, 2021	$24.40	(0.01	)(c)	19.61	19.60	(0.03)	—
June 30, 2020	$32.37	0.03		(7.86)	(7.83)	—	(0.14)
June 30, 2019	$40.06	0.09		(3.59)	(3.50)	—	(4.19)
June 30, 2018	$37.70	(0.04)		4.76	4.72	—	(2.36)
June 30, 2017	$30.72	(0.08)		7.06	6.98	—	—
Class C
Year Ended:
June 30, 2021	$20.81	(0.26)		16.67	16.41	—	—
June 30, 2020	$27.85	(0.17)		(6.73)	(6.90)	—	(0.14)
June 30, 2019	$35.40	(0.13)		(3.23)	(3.36)	—	(4.19)
June 30, 2018	$33.76	(0.24)		4.24	4.00	—	(2.36)
June 30, 2017	$27.69	(0.28)		6.35	6.07	—	—
Class R
Year Ended:
June 30, 2021	$23.53	(0.10)		18.92	18.82	—	—
June 30, 2020	$31.32	(0.05)		(7.60)	(7.65)	—	(0.14)
June 30, 2019	$39.02	(0.01)		(3.50)	(3.51)	—	(4.19)
June 30, 2018	$36.86	(0.13)		4.65	4.52	—	(2.36)
June 30, 2017	$30.11	(0.16)		6.91	6.75	—	—
Class R6
Year Ended:
June 30, 2021	$25.43	0.18		20.47	20.65	(0.17)	—
June 30, 2020	$33.70	0.19		(8.18)	(7.99)	(0.14)	(0.14)
June 30, 2019	$41.51	0.24		(3.67)	(3.43)	(0.19)	(4.19)
June 30, 2018	$38.86	0.18		4.92	5.10	(0.09)	(2.36)
June 30, 2017	$31.60	0.12		7.28	7.40	(0.14)	—
Class Y
Year Ended:
June 30, 2021	$25.27	0.13		20.34	20.47	(0.12)	—
June 30, 2020	$33.49	0.14		(8.13)	(7.99)	(0.09)	(0.14)
June 30, 2019	$41.25	0.21		(3.67)	(3.46)	(0.11)	(4.19)
June 30, 2018	$38.63	0.11		4.89	5.00	(0.02)	(2.36)
June 30, 2017	$31.45	0.05		7.23	7.28	(0.10)	—

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d) Amount is less than 0.005%.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses	Net Investment Income (Loss)		Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Small-Cap Value Fund
Class A
Year Ended:
June 30, 2021	(0.03)	$43.97	80.37%	1.50%	(0.02	)%(d)	1.50%	$91,203	56%
June 30, 2020	(0.14)	$24.40	(24.33)%	1.48%	0.10%		1.48%	$79,429	80%
June 30, 2019	(4.19)	$32.37	(7.16)%	1.50%	0.25%		1.58%	$140,439	72%
June 30, 2018	(2.36)	$40.06	12.55%	1.50%	(0.10)%		1.54%	$221,775	70%
June 30, 2017	—	$37.70	22.72%	1.50%	(0.22)%		1.52%	$219,113	58%
Class C
Year Ended:
June 30, 2021	—	$37.22	78.86%	2.34%	(0.89)%		2.34%	$7,578	56%
June 30, 2020	(0.14)	$20.81	(24.91)%	2.25%	(0.69)%		2.25%	$5,796	80%
June 30, 2019	(4.19)	$27.85	(7.79)%	2.16%	(0.42)%		2.16%	$11,083	72%
June 30, 2018	(2.36)	$35.40	11.86%	2.13%	(0.70)%		2.13%	$16,746	70%
June 30, 2017	—	$33.76	21.92%	2.16%	(0.89)%		2.16%	$27,015	58%
Class R
Year Ended:
June 30, 2021	—	$42.35	79.91%	1.75%	(0.29)%		1.95%	$7,099	56%
June 30, 2020	(0.14)	$23.53	(24.54)%	1.75%	(0.19)%		1.86%	$5,303	80%
June 30, 2019	(4.19)	$31.32	(7.39)%	1.75%	(0.03)%		1.99%	$10,451	72%
June 30, 2018	(2.36)	$39.02	12.29%	1.75%	(0.35)%		1.89%	$14,952	70%
June 30, 2017	—	$36.86	22.42%	1.75%	(0.46)%		2.06%	$15,317	58%
Class R6
Year Ended:
June 30, 2021	(0.17)	$45.91	81.42%	0.96%	0.52%		0.96%	$1,145,953	56%
June 30, 2020	(0.28)	$25.43	(23.95)%	0.97%	0.64%		0.97%	$984,938	80%
June 30, 2019	(4.38)	$33.70	(6.67)%	0.96%	0.65%		0.96%	$1,179,915	72%
June 30, 2018	(2.45)	$41.51	13.17%	0.95%	0.45%		0.95%	$938,831	70%
June 30, 2017	(0.14)	$38.86	23.40%	0.96%	0.33%		0.96%	$871,150	58%
Class Y
Year Ended:
June 30, 2021	(0.12)	$45.62	81.13%	1.08%	0.36%		1.08%	$765,951	56%
June 30, 2020	(0.23)	$25.27	(24.04)%	1.11%	0.47%		1.11%	$491,836	80%
June 30, 2019	(4.30)	$33.49	(6.83)%	1.12%	0.58%		1.12%	$981,688	72%
June 30, 2018	(2.38)	$41.25	13.01%	1.12%	0.28%		1.12%	$1,467,901	70%
June 30, 2017	(0.10)	$38.63	23.14%	1.15%	0.13%		1.15%	$1,329,435	58%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Integrity Small/Mid-Cap Value Fund
Class A
Year Ended:
June 30, 2021	$13.46	0.05	9.73	9.78	(0.26)	—
June 30, 2020	$16.70	0.10	(3.24)	(3.14)	(0.10)	—
June 30, 2019	$17.75	0.12	(0.53)	(0.41)	(0.12)	(0.52)
June 30, 2018	$16.04	0.07	1.89	1.96	(0.05)	(0.20)
June 30, 2017	$13.26	0.02	2.76	2.78	—	—
Class R6
Year Ended:
June 30, 2021	$13.64	0.14	9.82	9.96	(0.30)	—
June 30, 2020	$16.91	0.15	(3.28)	(3.13)	(0.14)	—
June 30, 2019	$17.96	0.14	(0.51)	(0.37)	(0.16)	(0.52)
June 30, 2018	$16.20	0.05	1.99	2.04	(0.08)	(0.20)
June 30, 2017	$13.35	0.03	2.82	2.85	—	—
Class Y
Year Ended:
June 30, 2021	$13.60	0.12	9.81	9.93	(0.30)	—
June 30, 2020	$16.86	0.14	(3.27)	(3.13)	(0.13)	—
June 30, 2019	$17.92	0.22	(0.60)	(0.38)	(0.16)	(0.52)
June 30, 2018	$16.17	0.12	1.91	2.03	(0.08)	(0.20)
June 30, 2017	$13.35	0.06	2.78	2.84	(0.02)	—
Member Class
November 3, 2020(e) through June 30, 2021	$14.86	(0.27)	8.73	8.46	(0.14)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory Integrity Small/Mid-Cap Value Fund
Class A
Year Ended:
June 30, 2021	(0.26)	$22.98	73.21%	1.13%	0.27%	1.68%	$6,589	61%
June 30, 2020	(0.10)	$13.46	(18.97)%	1.13%	0.67%	1.65%	$3,241	72%
June 30, 2019	(0.64)	$16.70	(1.66)%	1.13%	0.70%	1.71%	$3,626	67%
June 30, 2018	(0.25)	$17.75	12.16%	1.13%	0.42%	1.74%	$2,996	77%
June 30, 2017	—	$16.04	20.97%	1.21%	0.13%	2.40%	$2,304	65%
Class R6
Year Ended:
June 30, 2021	(0.30)	$23.30	73.68%	0.83%	0.72%	0.94%	$143,273	61%
June 30, 2020	(0.14)	$13.64	(18.70)%	0.83%	0.97%	0.97%	$80,284	72%
June 30, 2019	(0.68)	$16.91	(1.39)%	0.83%	0.86%	0.96%	$95,286	67%
June 30, 2018	(0.28)	$17.96	12.54%	0.83%	0.28%	1.26%	$24,926	77%
June 30, 2017	—	$16.20	21.35%	1.09%	0.20%	1.96%	$18	65%
Class Y
Year Ended:
June 30, 2021	(0.30)	$23.23	73.61%	0.88%	0.66%	0.98%	$56,537	61%
June 30, 2020	(0.13)	$13.60	(18.73)%	0.88%	0.92%	1.01%	$32,572	72%
June 30, 2019	(0.68)	$16.86	(1.45)%	0.88%	1.30%	1.03%	$35,927	67%
June 30, 2018	(0.28)	$17.92	12.51%	0.88%	0.67%	1.13%	$92,019	77%
June 30, 2017	(0.02)	$16.17	21.25%	0.96%	0.38%	1.21%	$53,509	65%
Member Class
November 3, 2020(e) through June 30, 2021	(0.14)	$23.18	57.17%	0.95%	(1.84)%	4.39%	$2,388	61%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Munder Multi-Cap Fund
Class A
Year Ended:
June 30, 2021	$38.28	(0.09)	15.41	15.32	(0.03)	—
June 30, 2020	$38.75	0.03	0.65	0.68	(0.10)	(1.05)
June 30, 2019	$44.99	0.10	0.08	0.18	—	(6.42)
June 30, 2018	$41.77	(0.03)	5.71	5.68	— (c)	(2.46)
June 30, 2017	$35.58	0.02	6.17	6.19	—	—
Class C
Year Ended:
June 30, 2021	$29.35	(0.35)	11.76	11.41	—	—
June 30, 2020	$30.10	(0.22)	0.52	0.30	—	(1.05)
June 30, 2019	$36.81	(0.16)	(0.13)	(0.29)	—	(6.42)
June 30, 2018	$34.82	(0.34)	4.79	4.45	—	(2.46)
June 30, 2017	$29.90	(0.26)	5.18	4.92	—	—
Class Y
Year Ended:
June 30, 2021	$42.05	0.08	16.93	17.01	(0.18)	—
June 30, 2020	$42.42	0.19	0.72	0.91	(0.23)	(1.05)
June 30, 2019	$48.41	0.27	0.16	0.43	—	(6.42)
June 30, 2018	$44.62	0.14	6.11	6.25	—	(2.46)
June 30, 2017	$37.86	0.17	6.59	6.76	—	—

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  During the year ended June 30, 2018, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.22%.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Multi-Cap Fund
Class A
Year Ended:
June 30, 2021	(0.03)	$53.57	40.04%		1.35%	(0.20)%	1.35%	$393,769	70%
June 30, 2020	(1.15)	$38.28	1.53%		1.35%	0.09%	1.35%	$311,642	100%
June 30, 2019	(6.42)	$38.75	2.86%		1.36%	0.25%	1.36%	$346,180	107%
June 30, 2018	(2.46)	$44.99	13.37	%(d)	1.36%	(0.07)%	1.36%	$374,259	123%
June 30, 2017	—	$41.77	17.40%		1.38%	0.04%	1.38%	$341,279	109%
Class C
Year Ended:
June 30, 2021	—	$40.76	38.88%		2.16%	(1.00)%	2.32%	$4,339	70%
June 30, 2020	(1.05)	$29.35	0.69%		2.18%	(0.73)%	2.20%	$5,769	100%
June 30, 2019	(6.42)	$30.10	2.21%		2.07%	(0.48)%	2.07%	$10,056	107%
June 30, 2018	(2.46)	$36.81	12.48	%(d)	2.16%	(0.91)%	2.16%	$18,383	123%
June 30, 2017	—	$34.82	16.45%		2.21%	(0.80)%	2.21%	$57,690	109%
Class Y
Year Ended:
June 30, 2021	(0.18)	$58.88	40.51%		0.99%	0.16%	0.99%	$40,374	70%
June 30, 2020	(1.28)	$42.05	1.92%		0.99%	0.46%	0.99%	$30,258	100%
June 30, 2019	(6.42)	$42.42	3.21%		1.00%	0.61%	1.00%	$30,776	107%
June 30, 2018	(2.46)	$48.41	13.81	%(d)	1.00%	0.29%	1.00%	$33,503	123%
June 30, 2017	—	$44.62	17.86%		1.01%	0.42%	1.01%	$24,032	109%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory S&P 500 Index Fund
Class A
Year Ended:
June 30, 2021	$19.80	0.22	7.43	7.65	(0.24)	(1.37)
June 30, 2020	$21.07	0.29	1.20	1.49	(0.28)	(2.48)
June 30, 2019	$21.52	0.31	1.43	1.74	(0.33)	(1.86)
June 30, 2018	$22.20	0.31	2.65	2.96	(0.31)	(3.33)
June 30, 2017	$20.54	0.31	3.08	3.39	(0.34)	(1.39)
Class R
Year Ended:
June 30, 2021	$19.74	0.13	7.39	7.52	(0.15)	(1.37)
June 30, 2020	$21.01	0.21	1.21	1.42	(0.21)	(2.48)
June 30, 2019	$21.47	0.22	1.43	1.65	(0.25)	(1.86)
June 30, 2018	$22.15	0.21	2.66	2.87	(0.22)	(3.33)
June 30, 2017	$20.51	0.22	3.06	3.28	(0.25)	(1.39)
Class Y
Year Ended:
June 30, 2021	$19.96	0.25	7.49	7.74	(0.26)	(1.37)
June 30, 2020	$21.22	0.32	1.21	1.53	(0.31)	(2.48)
June 30, 2019	$21.66	0.33	1.45	1.78	(0.36)	(1.86)
June 30, 2018	$22.31	0.35	2.67	3.02	(0.34)	(3.33)
June 30, 2017	$20.64	0.36	3.08	3.44	(0.38)	(1.39)

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory S&P 500 Index Fund
Class A
Year Ended:
June 30, 2021	(1.61)	$25.84	40.00%	0.55%	0.97%	0.55%	$194,818	3%
June 30, 2020	(2.76)	$19.80	6.96%	0.55%	1.42%	0.55%	$153,714	4%
June 30, 2019	(2.19)	$21.07	9.80%	0.53%	1.46%	0.53%	$188,004	3%
June 30, 2018	(3.64)	$21.52	13.73%	0.55%	1.38%	0.55%	$192,530	2%
June 30, 2017	(1.73)	$22.20	17.16%	0.58%	1.47%	0.58%	$192,390	4%
Class R
Year Ended:
June 30, 2021	(1.52)	$25.74	39.38%	0.95%	0.57%	0.95%	$17,907	3%
June 30, 2020	(2.69)	$19.74	6.57%	0.95%	1.02%	0.95%	$13,726	4%
June 30, 2019	(2.11)	$21.01	9.31%	0.96%	1.04%	0.96%	$14,501	3%
June 30, 2018	(3.55)	$21.47	13.31%	0.97%	0.97%	0.97%	$17,052	2%
June 30, 2017	(1.64)	$22.15	16.59%	1.03%	1.02%	1.03%	$15,487	4%
Class Y
Year Ended:
June 30, 2021	(1.63)	$26.07	40.16%	0.45%	1.07%	0.45%	$56,607	3%
June 30, 2020	(2.79)	$19.96	7.07%	0.43%	1.56%	0.43%	$46,072	4%
June 30, 2019	(2.22)	$21.22	9.93%	0.43%	1.57%	0.43%	$32,146	3%
June 30, 2018	(3.67)	$21.66	13.96%	0.39%	1.57%	0.39%	$19,932	2%
June 30, 2017	(1.77)	$22.31	17.33%	0.40%	1.66%	0.40%	$28,148	4%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory Munder Mid-Cap Core Growth Fund
Class A
Year Ended:
June 30, 2021	$11.76	(0.09)	5.40	5.31	(1.66)	(1.66)
June 30, 2020	$22.95	(0.07)	0.01 (c)	(0.06)	(11.13)	(11.13)
June 30, 2019	$34.56	(0.13)	(0.72)	(0.85)	(10.76)	(10.76)
June 30, 2018	$37.21	(0.11)	4.55	4.44	(7.09)	(7.09)
June 30, 2017	$35.99	(0.08)	5.79	5.71	(4.49)	(4.49)
Class C
Year Ended:
June 30, 2021	$4.90	(0.07)	2.08	2.01	(1.66)	(1.66)
June 30, 2020	$15.96	(0.10)	0.17 (c)	0.07	(11.13)	(11.13)
June 30, 2019	$27.98	(0.23)	(1.03)	(1.26)	(10.76)	(10.76)
June 30, 2018	$31.54	(0.29)	3.82	3.53	(7.09)	(7.09)
June 30, 2017	$31.34	(0.27)	4.96	4.69	(4.49)	(4.49)
Class R
Year Ended:
June 30, 2021	$9.98	(0.11)	4.54	4.43	(1.66)	(1.66)
June 30, 2020	$21.16	(0.09)	0.04 (c)	(0.05)	(11.13)	(11.13)
June 30, 2019	$32.91	(0.20)	(0.79)	(0.99)	(10.76)	(10.76)
June 30, 2018	$35.82	(0.20)	4.38	4.18	(7.09)	(7.09)
June 30, 2017	$34.89	(0.16)	5.58	5.42	(4.49)	(4.49)
Class R6
Year Ended:
June 30, 2021	$14.80	(0.04)	6.89	6.85	(1.66)	(1.66)
June 30, 2020	$26.00	— (d)	(0.07)	(0.07)	(11.13)	(11.13)
June 30, 2019	$37.36	— (d)	(0.60)	(0.60)	(10.76)	(10.76)
June 30, 2018	$39.55	0.06	4.84	4.90	(7.09)	(7.09)
June 30, 2017	$37.82	0.10	6.12	6.22	(4.49)	(4.49)
Class Y
Year Ended:
June 30, 2021	$14.15	(0.05)	6.56	6.51	(1.66)	(1.66)
June 30, 2020	$25.37	(0.04)	(0.05)	(0.09)	(11.13)	(11.13)
June 30, 2019	$36.79	(0.07)	(0.59)	(0.66)	(10.76)	(10.76)
June 30, 2018	$39.10	(0.01)	4.79	4.78	(7.09)	(7.09)
June 30, 2017	$37.51	0.02	6.06	6.08	(4.49)	(4.49)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The amount shown reflects a net realized and unrealized gain per share, whereas the statement of operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Mid-Cap Core Growth Fund
Class A
Year Ended:
June 30, 2021	$15.41	47.52%	1.27%	(0.62)%	1.27%	$216,453	103%
June 30, 2020	$11.76	(3.04)%	1.29%	(0.40)%	1.29%	$186,571	86%
June 30, 2019	$22.95	4.18%	1.28%	(0.49)%	1.28%	$292,120	82%
June 30, 2018	$34.56	12.08%	1.28%	(0.29)%	1.28%	$575,926	50%
June 30, 2017	$37.21	17.18%	1.31%	(0.21)%	1.31%	$657,496	55%
Class C
Year Ended:
June 30, 2021	$5.25	46.51%	2.06%	(1.40)%	2.06%	$9,806	103%
June 30, 2020	$4.90	(3.82)%	2.03%	(1.15)%	2.03%	$14,053	86%
June 30, 2019	$15.96	3.51%	1.94%	(1.14)%	1.94%	$26,825	82%
June 30, 2018	$27.98	11.28%	1.96%	(0.94)%	1.96%	$52,210	50%
June 30, 2017	$31.54	16.43%	1.97%	(0.88)%	1.97%	$148,305	55%
Class R
Year Ended:
June 30, 2021	$12.75	47.15%	1.57%	(0.92)%	1.69%	$13,463	103%
June 30, 2020	$9.98	(3.28)%	1.57%	(0.68)%	1.67%	$12,943	86%
June 30, 2019	$21.16	3.85%	1.57%	(0.79)%	1.69%	$18,438	82%
June 30, 2018	$32.91	11.79%	1.57%	(0.58)%	1.65%	$25,939	50%
June 30, 2017	$35.82	16.87%	1.57%	(0.47)%	1.64%	$32,913	55%
Class R6
Year Ended:
June 30, 2021	$19.99	48.19%	0.87%	(0.21)%	0.87%	$98,852	103%
June 30, 2020	$14.80	(2.60)%	0.86%	0.01%	0.86%	$113,104	86%
June 30, 2019	$26.00	4.57%	0.87%	(0.01)%	0.87%	$310,949	82%
June 30, 2018	$37.36	12.56%	0.84%	0.15%	0.84%	$685,568	50%
June 30, 2017	$39.55	17.73%	0.85%	0.26%	0.85%	$761,607	55%
Class Y
Year Ended:
June 30, 2021	$19.00	48.00%	0.98%	(0.33)%	0.98%	$242,860	103%
June 30, 2020	$14.15	(2.76)%	1.04%	(0.18)%	1.04%	$257,692	86%
June 30, 2019	$25.37	4.47%	1.02%	(0.22)%	1.02%	$810,261	82%
June 30, 2018	$36.79	12.38%	1.01%	(0.02)%	1.01%	$2,240,305	50%
June 30, 2017	$39.10	17.49%	1.04%	0.06%	1.05%	$2,345,812	55%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Munder Small Cap Growth Fund
Class A
Year Ended:
June 30, 2021	$14.13	(0.16)	7.85	7.69	(0.02)	(1.42)
June 30, 2020	$13.39	(0.09)	1.88	1.79	—	(1.05)
June 30, 2019	$13.81	(0.12)	1.12	1.00	—	(1.42)
June 30, 2018	$11.14	(0.10)	2.84	2.74	—	(0.07)
June 30, 2017	$8.59	(0.05)	2.60	2.55	—	—
Class I
Year Ended:
June 30, 2021	$14.35	(0.11)	7.98	7.87	(0.05)	(1.42)
June 30, 2020	$13.56	(0.05)	1.89	1.84	—	(1.05)
June 30, 2019	$13.92	(0.09)	1.15	1.06	—	(1.42)
June 30, 2018	$11.21	(0.07)	2.85	2.78	—	(0.07)
June 30, 2017	$8.62	(0.01)	2.60	2.59	—	—
Class Y
Year Ended:
June 30, 2021	$14.20	(0.13)	7.89	7.76	(0.03)	(1.42)
June 30, 2020	$13.44	(0.06)	1.87	1.81	—	(1.05)
June 30, 2019	$13.88	(0.11)	1.09	0.98	—	(1.42)
June 30, 2018	$11.18	(0.09)	2.86	2.77	—	(0.07)
June 30, 2017	$8.61	(0.02)	2.59	2.57	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Small Cap Growth Fund
Class A
Year Ended:
June 30, 2021	(1.44)	$20.38	56.27%	1.40%	(0.89)%	2.09%	$614	28%
June 30, 2020	(1.05)	$14.13	13.64%	1.40%	(0.67)%	2.26%	$359	56%
June 30, 2019	(1.42)	$13.39	10.06%	1.40%	(0.90)%	2.31%	$189	108%
June 30, 2018	(0.07)	$13.81	24.73%	1.40%	(0.86)%	2.69%	$174	62%
June 30, 2017	—	$11.14	29.69%	1.40%	(0.52)%	4.67%	$83	56%
Class I
Year Ended:
June 30, 2021	(1.47)	$20.75	56.71%	1.15%	(0.64)%	1.22%	$16,328	28%
June 30, 2020	(1.05)	$14.35	13.85%	1.15%	(0.39)%	1.32%	$10,370	56%
June 30, 2019	(1.42)	$13.56	10.44%	1.15%	(0.65)%	1.17%	$9,034	108%
June 30, 2018	(0.07)	$13.92	24.94%	1.15%	(0.61)%	1.31%	$7,518	62%
June 30, 2017	—	$11.21	30.05%	1.15%	(0.12)%	1.37%	$6,049	56%
Class Y
Year Ended:
June 30, 2021	(1.45)	$20.51	56.57%	1.25%	(0.74)%	1.85%	$158	28%
June 30, 2020	(1.05)	$14.20	13.74%	1.25%	(0.49)%	2.84%	$87	56%
June 30, 2019	(1.42)	$13.44	9.84%	1.25%	(0.77)%	1.45%	$77	108%
June 30, 2018	(0.07)	$13.88	24.92%	1.25%	(0.71)%	2.98%	$70	62%
June 30, 2017	—	$11.18	29.85%	1.25%	(0.22)%	3.98%	$56	56%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Trivalent International Fund-Core Equity
Class A
Year Ended:
June 30, 2021	$6.49	0.18	1.77	1.95	(0.09)	—
June 30, 2020	$6.87	0.12	(0.44)	(0.32)	(0.06)	—
June 30, 2019	$7.28	0.14	(0.30)	(0.16)	(0.13)	(0.12)
June 30, 2018	$7.21	0.13	0.44	0.57	(0.13)	(0.37)
June 30, 2017	$6.18	0.08	1.07	1.15	(0.12)	—
Class C
Year Ended:
June 30, 2021	$6.46	0.12	1.76	1.88	(0.01)	—
June 30, 2020	$6.84	0.06	(0.43)	(0.37)	(0.01)	—
June 30, 2019	$7.22	0.08	(0.27)	(0.19)	(0.07)	(0.12)
June 30, 2018	$7.16	0.05	0.45	0.50	(0.07)	(0.37)
June 30, 2017	$6.14	0.03	1.07	1.10	(0.08)	—
Class I
Year Ended:
June 30, 2021	$6.53	0.21	1.78	1.99	(0.12)	—
June 30, 2020	$6.90	0.14	(0.43)	(0.29)	(0.08)	—
June 30, 2019	$7.29	0.17	(0.30)	(0.13)	(0.14)	(0.12)
June 30, 2018	$7.23	0.24	0.34	0.58	(0.15)	(0.37)
June 30, 2017	$6.20	0.12	1.06	1.18	(0.15)	—
Class R6
Year Ended:
June 30, 2021	$6.57	0.21	1.78	1.99	(0.11)	—
June 30, 2020	$6.92	0.14	(0.43)	(0.29)	(0.06)	—
June 30, 2019	$7.31	0.17	(0.29)	(0.12)	(0.15)	(0.12)
June 30, 2018	$7.23	0.21	0.39	0.60	(0.15)	(0.37)
June 30, 2017	$6.21	0.11	1.07	1.18	(0.16)	—
Class Y
Year Ended:
June 30, 2021	$6.48	0.20	1.77	1.97	(0.11)	—
June 30, 2020	$6.87	0.13	(0.44)	(0.31)	(0.08)	—
June 30, 2019	$7.26	0.15	(0.28)	(0.13)	(0.14)	(0.12)
June 30, 2018	$7.20	0.12	0.46	0.58	(0.15)	(0.37)
June 30, 2017	$6.17	0.09	1.08	1.17	(0.14)	—

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Trivalent International Fund-Core Equity
Class A
Year Ended:
June 30, 2021	(0.09)	$8.35	30.28%	0.95%	2.32%	1.76%	$5,379	47%
June 30, 2020	(0.06)	$6.49	(4.72)%	0.95%	1.73%	1.84%	$4,550	49%
June 30, 2019	(0.25)	$6.87	(1.69)%	0.95%	2.08%	1.96%	$5,347	56%
June 30, 2018	(0.50)	$7.28	7.74%	1.11%	1.71%	1.91%	$8,620	51%
June 30, 2017	(0.12)	$7.21	18.95%	1.38%	1.22%	2.27%	$5,658	91%
Class C
Year Ended:
June 30, 2021	(0.01)	$8.33	29.09%	1.70%	1.59%	12.66%	$108	47%
June 30, 2020	(0.01)	$6.46	(5.48)%	1.70%	0.87%	6.44%	$204	49%
June 30, 2019	(0.19)	$6.84	(2.19)%	1.70%	1.22%	5.22%	$335	56%
June 30, 2018	(0.44)	$7.22	6.81%	1.87%	0.64%	3.61%	$449	51%
June 30, 2017	(0.08)	$7.16	18.01%	2.14%	0.42%	2.97%	$773	91%
Class I
Year Ended:
June 30, 2021	(0.12)	$8.40	30.65%	0.60%	2.69%	1.42%	$3,303	47%
June 30, 2020	(0.08)	$6.53	(4.36)%	0.60%	2.12%	1.54%	$2,579	49%
June 30, 2019	(0.26)	$6.90	(1.19)%	0.60%	2.48%	1.76%	$2,268	56%
June 30, 2018	(0.52)	$7.29	8.07%	0.72%	3.17%	2.67%	$2,575	51%
June 30, 2017	(0.15)	$7.23	19.47%	0.90%	1.84%	6.48%	$378	91%
Class R6
Year Ended:
June 30, 2021	(0.11)	$8.45	30.57%	0.55%	2.75%	1.00%	$204,691	47%
June 30, 2020	(0.06)	$6.57	(4.34)%	0.55%	2.06%	1.01%	$119,275	49%
June 30, 2019	(0.27)	$6.92	(1.12)%	0.55%	2.53%	1.45%	$5,661	56%
June 30, 2018	(0.52)	$7.31	8.14%	0.71%	2.71%	1.71%	$5,975	51%
June 30, 2017	(0.16)	$7.23	19.39%	0.91%	1.63%	2.44%	$1,628	91%
Class Y
Year Ended:
June 30, 2021	(0.11)	$8.34	30.62%	0.70%	2.59%	1.19%	$8,574	47%
June 30, 2020	(0.08)	$6.48	(4.60)%	0.70%	1.95%	1.32%	$6,532	49%
June 30, 2019	(0.26)	$6.87	(1.34)%	0.70%	2.26%	1.40%	$8,482	56%
June 30, 2018	(0.52)	$7.26	8.01%	0.87%	1.62%	1.49%	$9,712	51%
June 30, 2017	(0.14)	$7.20	19.28%	1.14%	1.39%	1.58%	$14,086	91%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Trivalent International Small-Cap Fund
Class A
Year Ended:
June 30, 2021	$12.83	0.14		5.07	5.21	—	—
June 30, 2020	$13.02	0.06		(0.02)	0.04	(0.23)	—
June 30, 2019	$14.46	0.13		(1.22)	(1.09)	(0.09)	(0.26)
June 30, 2018	$12.87	0.10		1.72	1.82	(0.15)	(0.08)
June 30, 2017	$10.67	0.11		2.22	2.33	(0.13)	—
Class C
Year Ended:
June 30, 2021	$12.51	0.04		4.91	4.95	—	—
June 30, 2020	$12.71	(0.03)		(0.03)	(0.06)	(0.14)	—
June 30, 2019	$14.12	0.02		(1.17)	(1.15)	—	(0.26)
June 30, 2018	$12.58	—	(c)	1.67	1.67	(0.05)	(0.08)
June 30, 2017	$10.42	0.02		2.18	2.20	(0.04)	—
Class I
Year Ended:
June 30, 2021	$12.94	0.25		5.07	5.32	(0.07)	—
June 30, 2020	$13.13	0.11		(0.02)	0.09	(0.28)	—
June 30, 2019	$14.58	0.18		(1.23)	(1.05)	(0.14)	(0.26)
June 30, 2018	$12.96	0.18		1.71	1.89	(0.19)	(0.08)
June 30, 2017	$10.75	0.17		2.21	2.38	(0.17)	—
Class R6
Year Ended:
June 30, 2021	$13.00	0.23		5.09	5.32	(0.06)	—
June 30, 2020	$13.19	0.12		(0.04)	0.08	(0.27)	—
June 30, 2019	$14.65	0.17		(1.24)	(1.07)	(0.13)	(0.26)
June 30, 2018	$13.02	0.15		1.73	1.88	(0.17)	(0.08)
June 30, 2017	$10.80	0.18		2.20	2.38	(0.16)	—
Class Y
Year Ended:
June 30, 2021	$12.88	0.22		5.05	5.27	(0.05)	—
June 30, 2020	$13.07	0.10		(0.03)	0.07	(0.26)	—
June 30, 2019	$14.52	0.16		(1.22)	(1.06)	(0.13)	(0.26)
June 30, 2018	$12.91	0.15		1.71	1.86	(0.17)	(0.08)
June 30, 2017	$10.71	0.15		2.21	2.36	(0.16)	—

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Trivalent International Small-Cap Fund
Class A
Year Ended:
June 30, 2021	—	$18.04	40.61%	1.35%	0.91%	1.63%	$93,832	64%
June 30, 2020	(0.23)	$12.83	0.15%	1.35%	0.47%	1.63%	$108,115	52%
June 30, 2019	(0.35)	$13.02	(7.12)%	1.35%	1.02%	1.59%	$137,665	54%
June 30, 2018	(0.23)	$14.46	14.14%	1.35%	0.68%	1.56%	$122,933	62%
June 30, 2017	(0.13)	$12.87	22.04%	1.35%	0.99%	1.52%	$92,295	55%
Class C
Year Ended:
June 30, 2021	—	$17.46	39.57%	2.10%	0.26%	2.41%	$4,945	64%
June 30, 2020	(0.14)	$12.51	(0.65)%	2.10%	(0.28)%	2.42%	$4,327	52%
June 30, 2019	(0.26)	$12.71	(7.78)%	2.10%	0.15%	2.42%	$4,909	54%
June 30, 2018	(0.13)	$14.12	13.28%	2.10%	(0.03)%	2.36%	$6,211	62%
June 30, 2017	(0.04)	$12.58	21.14%	2.10%	0.17%	2.47%	$5,161	55%
Class I
Year Ended:
June 30, 2021	(0.07)	$18.19	41.16%	0.95%	1.52%	1.17%	$2,003,337	64%
June 30, 2020	(0.28)	$12.94	0.54%	0.95%	0.88%	1.18%	$1,014,425	52%
June 30, 2019	(0.40)	$13.13	(6.69)%	0.95%	1.41%	1.16%	$955,568	54%
June 30, 2018	(0.27)	$14.58	14.60%	0.95%	1.22%	1.14%	$866,643	62%
June 30, 2017	(0.17)	$12.96	22.45%	0.95%	1.45%	1.16%	$539,822	55%
Class R6
Year Ended:
June 30, 2021	(0.06)	$18.26	41.06%	1.03%	1.43%	1.03%	$133,486	64%
June 30, 2020	(0.27)	$13.00	0.36%	1.06%	0.94%	1.06%	$73,480	52%
June 30, 2019	(0.39)	$13.19	(6.86)%	1.08%	1.31%	1.08%	$42,975	54%
June 30, 2018	(0.25)	$14.65	14.49%	1.08%	1.01%	1.08%	$39,497	62%
June 30, 2017	(0.16)	$13.02	22.28%	1.10%	1.50%	1.16%	$30,033	55%
Class Y
Year Ended:
June 30, 2021	(0.05)	$18.10	40.96%	1.10%	1.35%	1.13%	$1,099,890	64%
June 30, 2020	(0.26)	$12.88	0.41%	1.10%	0.75%	1.19%	$663,638	52%
June 30, 2019	(0.39)	$13.07	(6.88)%	1.10%	1.21%	1.18%	$666,547	54%
June 30, 2018	(0.25)	$14.52	14.45%	1.10%	1.05%	1.19%	$756,933	62%
June 30, 2017	(0.16)	$12.91	22.27%	1.10%	1.26%	1.32%	$450,441	55%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Total Return Bond Fund
Class A
Year Ended:
June 30, 2021	$9.91	0.15	0.01	0.16	(0.23)	(0.23)
June 30, 2020	$9.46	0.20	0.50	0.70	(0.25)	(0.25)
June 30, 2019	$9.21	0.21	0.32	0.53	(0.28)	(0.28)
June 30, 2018	$9.54	0.20	(0.24)	(0.04)	(0.29)	(0.29)
June 30, 2017	$9.79	0.23	(0.14)	0.09	(0.34)	(0.34)
Class C
Year Ended:
June 30, 2021	$9.99	0.08	0.01	0.09	(0.16)	(0.16)
June 30, 2020	$9.53	0.12	0.52	0.64	(0.18)	(0.18)
June 30, 2019	$9.28	0.15	0.31	0.46	(0.21)	(0.21)
June 30, 2018	$9.60	0.14	(0.25)	(0.11)	(0.21)	(0.21)
June 30, 2017	$9.86	0.15	(0.14)	0.01	(0.27)	(0.27)
Class R6
Year Ended:
June 30, 2021	$9.94	0.17	0.02	0.19	(0.26)	(0.26)
June 30, 2020	$9.48	0.22	0.51	0.73	(0.27)	(0.27)
June 30, 2019	$9.23	0.24	0.31	0.55	(0.30)	(0.30)
June 30, 2018	$9.55	0.22	(0.23)	(0.01)	(0.31)	(0.31)
June 30, 2017	$9.81	0.25	(0.14)	0.11	(0.37)	(0.37)
Class Y
Year Ended:
June 30, 2021	$9.94	0.17	0.02	0.19	(0.26)	(0.26)
June 30, 2020	$9.47	0.22	0.52	0.74	(0.27)	(0.27)
June 30, 2019	$9.23	0.24	0.30	0.54	(0.30)	(0.30)
June 30, 2018	$9.55	0.23	(0.24)	(0.01)	(0.31)	(0.31)
June 30, 2017	$9.81	0.25	(0.14)	0.11	(0.37)	(0.37)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover rates excluding mortgage dollar roll transactions were 103% and 57% for the years ended June 30, 2018 and June 30, 2017, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)(c)
Victory INCORE Total Return Bond Fund
Class A
Year Ended:
June 30, 2021	$9.84	1.67%	0.85%	1.51%	1.16%	$9,380	79%
June 30, 2020	$9.91	7.57%	0.85%	2.03%	1.11%	$11,472	74%
June 30, 2019	$9.46	5.77%	0.85%	2.32%	1.09%	$12,248	150%
June 30, 2018	$9.21	(0.49)%	0.85%	2.15%	1.11%	$12,592	110%
June 30, 2017	$9.54	0.97%	0.85%	2.35%	1.07%	$14,569	210%
Class C
Year Ended:
June 30, 2021	$9.92	0.91%	1.60%	0.80%	3.68%	$451	79%
June 30, 2020	$9.99	6.76%	1.60%	1.27%	3.54%	$727	74%
June 30, 2019	$9.53	5.05%	1.60%	1.67%	3.12%	$574	150%
June 30, 2018	$9.28	(1.12)%	1.60%	1.43%	2.31%	$973	110%
June 30, 2017	$9.60	0.13%	1.60%	1.60%	1.61%	$2,073	210%
Class R6
Year Ended:
June 30, 2021	$9.87	1.93%	0.58%	1.73%	0.61%	$26,970	79%
June 30, 2020	$9.94	7.94%	0.58%	2.30%	0.59%	$25,999	74%
June 30, 2019	$9.48	6.05%	0.57%	2.61%	0.57%	$24,929	150%
June 30, 2018	$9.23	(0.12)%	0.58%	2.37%	0.62%	$25,438	110%
June 30, 2017	$9.55	1.19%	0.58%	2.63%	0.91%	$6,698	210%
Class Y
Year Ended:
June 30, 2021	$9.87	1.91%	0.60%	1.74%	0.64%	$31,032	79%
June 30, 2020	$9.94	7.92%	0.60%	2.28%	0.62%	$33,455	74%
June 30, 2019	$9.47	5.99%	0.60%	2.63%	0.63%	$31,026	150%
June 30, 2018	$9.23	(0.13)%	0.59%	2.43%	0.59%	$52,633	110%
June 30, 2017	$9.55	1.17%	0.60%	2.61%	0.62%	$76,263	210%

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements June 30, 2021

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 41 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following 11 Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Integrity Discovery Fund	Integrity Discovery Fund	Classes A, C, R, Y and Member Class*
Victory Integrity Mid-Cap Value Fund	Integrity Mid-Cap Value Fund	Classes A, C, R6, Y and Member Class*
Victory Integrity Small-Cap Value Fund	Integrity Small-Cap Value Fund	Classes A, C, R, R6 and Y
Victory Integrity Small/Mid-Cap Value Fund	Integrity Small/Mid-Cap Value Fund	Classes A, R6, Y and Member Class*
Victory Munder Multi-Cap Fund	Munder Multi-Cap Fund	Classes A, C and Y
Victory S&P 500 Index Fund	S&P 500 Index Fund	Classes A, R, and Y
Victory Munder Mid-Cap Core Growth Fund	Munder Mid-Cap Core Growth Fund	Classes A, C, R, R6, and Y
Victory Munder Small Cap Growth Fund	Munder Small Cap Growth Fund	Classes A, I and Y
Victory Trivalent International Fund-Core Equity	Trivalent International Fund-Core Equity	Classes A, C, R6, Y and I
Victory Trivalent International Small-Cap Fund	Trivalent International Small-Cap Fund	Classes A, C, R6, Y and I
Victory INCORE Total Return Bond Fund	INCORE Total Return Bond Fund	Classes A, C, R6 and Y

*  Member Class commenced operations on November 3, 2020

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts, and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Funds' NAV to be more reliable than it otherwise would be.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of June 30, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Integrity Discovery Fund
Common Stocks	$90,399	$—	$—	$90,399
Collateral for Securities Loaned	10,095	—	—	10,095
Total	$100,494	$—	$—	$100,494
Integrity Mid-Cap Value Fund
Common Stocks	$262,526	$—	$—	$262,526
Collateral for Securities Loaned	3,057	—	—	3,057
Total	$265,583	$—	$—	$265,583
Integrity Small-Cap Value Fund
Common Stocks	$1,979,759	$—	$—	$1,979,759
Collateral for Securities Loaned	75,378	—	—	75,378
Total	$2,055,137	$—	$—	$2,055,137
Integrity Small/Mid-Cap Value Fund
Common Stocks	$205,760	$—	$—	$205,760
Collateral for Securities Loaned	4,777	—	—	4,777
Total	$210,537	$—	$—	$210,537
Munder Multi-Cap Fund
Common Stocks	$425,599	$—	$—	$425,599
Exchange-Traded Funds	8,982	—	—	8,982
Collateral for Securities Loaned	6,622	—	—	6,622
Total	$441,203	$—	$—	$441,203
S&P 500 Index Fund
Common Stocks	$266,763	$—	$—	$266,763
Collateral for Securities Loaned	862	—	—	862
Total	$267,625	$—	$—	$267,625
Other Financial Investments^:
Assets:
Futures Contracts	$48	$—	$—	$48
Total	$48	$—	$—	$48
Munder Mid-Cap Core Growth Fund
Common Stocks	$562,356	$—	$—	$562,356
Exchange-Traded Funds	15,271	—	—	15,271
Collateral for Securities Loaned	15,017	—	—	15,017
Total	$592,644	$—	$—	$592,644
Munder Small Cap Growth Fund
Common Stocks	$17,013	$—	$—	$17,013
Warrants	33	—	—	33
Collateral for Securities Loaned	2,301	—	—	2,301
Total	$19,347	$—	$—	$19,347

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021
	Level 1	Level 2		Level 3	Total
Trivalent International Fund-Core Equity
Common Stocks	$19,236	$196,098		$—	$215,334
Rights	36	—		—	36
Exchange-Traded Funds	3,316	—		—	3,316
Collateral for Securities Loaned	8,734	—		—	8,734
Total	$31,322	$196,098		$—	$227,420
Trivalent International Small-Cap Fund
Common Stocks	$355,409	$2,917,885		$—	$3,273,294
Exchange-Traded Funds	24,821	—		—	24,821
Collateral for Securities Loaned	90,483	—		—	90,483
Total	$470,713	$2,917,885		$—	$3,388,598
INCORE Total Return Bond Fund
Asset-Backed Securities	$—	$2,258		$—	$2,258
Collateralized Mortgage Obligations	—	854		—	854
Preferred Stocks	2,110	287		—	2,397
Corporate Bonds	—	35,287		—	35,287
Residential Mortgage-Backed Securities	—	90		—	90
Yankee Dollars	—	6,269		—	6,269
U.S. Government Mortgage- Backed Agencies	—	11,986		—	11,986
U.S. Treasury Obligations	—	5,735		—	5,735
Collateral for Securities Loaned	3,178	—		—	3,178
Total	$5,288	$62,766		$—	$68,054
Other Financial Investments^:
Assets:
Credit Default Swap Agreements	—	—	(a)	—	—	(a)
Futures Contracts	69	—		—	69
Liabilities:
Futures Contracts	(45)	—		—	(45)
Total	$24	$—	(a)	$—	$24

^  Other Financial investments include any derivative instruments not reflected in the Schedules of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These instruments are generally recorded in the financial statements as the unrealized gain or loss on the investment.

(a) Amount is less than $1 thousand.

For the year ended June 30, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

As of June 30, 2021, there were no significant Level 3 holdings in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Funds enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Funds record realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2021, the Funds had no open forward foreign exchange currency contracts.

Derivative Instruments:

Options Transactions:

The Funds may purchase or sell options to aid in hedging against equity price risk incurred in the normal course of pursuing its investment objective. When a Fund writes a call option, an amount equal

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

to the premium received is included as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds' portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange-traded. The collateral held by the Funds, if any, is presented on the Schedules of Portfolio Investments.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Funds may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Funds to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Funds had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is reflected on the Statements of Assets and Liabilities under Deposit with brokers for futures contracts. As of June 30, 2021, the S&P 500 Index Fund and INCORE Total Return Bond Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The INCORE Total Return Bond Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of centrally cleared credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

subject the Fund to greater volatility than investments in more traditional securities, as described in the Funds' Statements of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with brokers for swap agreements.

The INCORE Total Return Bond Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management during the period.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2021 (amounts in thousands), discloses both gross information and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for offset	Cash Collateral Received	Net Amount
S&P 500 Index Fund
Futures Contracts — Goldman Sachs & Co	$4	$—	$4	$—	$—	$4
INCORE Total Return Bond Fund
Futures Contracts — Goldman Sachs & Co	17	—	17	(7)	—	10
Swap Agreements — Goldman Sachs & Co	— (a)	—	— (a)	—	—	— (a)
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for offset	Cash Collateral Pledged*	Net Amount
INCORE Total Return Bond Fund
Futures Contracts — Goldman Sachs & Co	$7	$—	$7	$(7)	$—	$—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed in the Statements of Assets and Liabilities.

(a)  Amount is less than $1 thousand.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2021 (amounts in thousands):

	Assets			Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*		Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Open Swap Agreements*
Equity Risk Exposure:
S&P Index 500 Fund	$48	$—		$—	$—
Credit Risk Exposure
INCORE Total Return Bond Fund	—	—	(a)	—	—
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	69	—		45	—

*  Includes cumulative unrealized appreciation/depreciation of futures contracts and swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

(a)  Amount is less than $1 thousand.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Equity Risk Exposure:
S&P 500 Index Fund	$481	$—	$51	$—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—	68	—	—	(a)
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	(198)	—	31	—

(a)  Amount is less than $1 thousand.

The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers, and banks, in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of June 30, 2021. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Assets (Value of Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
Integrity Discovery Fund	$9,867	$9,867	$—	$—	$—	$—
Integrity Mid-Cap Value Fund	3,034	3,034	—	—	—	—
Integrity Small-Cap Value Fund	72,736	72,736	—	—	—	—
Integrity Small/Mid-Cap Value Fund	4,621	4,621	—	—	—	—
Munder Multi-Cap Fund	6,321	6,321	—	—	—	—
S&P 500 Index Fund	845	845	—	—	—	—
Munder Mid-Cap Core Growth Fund	14,738	14,738	—	—	—	—
Munder Small Cap Growth Fund	2,261	2,261	—	—	—	—
Trivalent International Fund — Core Equity	8,250	8,250	—	—	—	—
Trivalent International Small-Cap Fund	83,952	83,952	—	—	—	—
INCORE Total Return Bond Fund	3,089	3,089	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Mortgage Dollar Rolls:

The INCORE Total Return Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

and repurchased with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in mortgage dollar roll income on the Statements of Operations. For the year ended June 30, 2021, there were no mortgage dollar roll transactions.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Funds are charged to the Funds, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended June 30, 2021, were as follows for the Funds (amounts in thousands):

	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Integrity Discovery Fund	$30,257	$47,525	$—	$—
Integrity Mid-Cap Value Fund	140,768	170,174	—	—
Integrity Small-Cap Value Fund	985,101	1,599,374	—	—
Integrity Small/Mid-Cap Value Fund	104,115	93,548	—	—
Munder Multi-Cap Fund	275,777	320,315	—	—
S&P 500 Index Fund	8,043	30,893	—	—
Munder Mid-Cap Core Growth Fund	590,719	826,939	—	—

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021
	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Munder Small Cap Growth Fund	$3,925	$3,878	$—	$—
Trivalent International Fund-Core Equity	129,540	86,263	—	—
Trivalent International Small-Cap Fund	2,307,771	1,642,660	—	—
INCORE Total Return Bond Fund	26,639	22,528	26,662	29,483

4. Affiliated Fund Ownership:

The Funds offer shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds annual and semi-annual reports may be viewed at vcm.com. As of June 30, 2021, certain fund-of-funds owned total outstanding shares of the Funds as follows:

Trivalent International Fund-Core Equity
Ownership %
USAA Target Retirement Income Fund	7%
USAA Target Retirement 2030 Fund	22%
USAA Target Retirement 2040 Fund	32%
USAA Target Retirement 2050 Fund	21%
USAA Target Retirement 2060 Fund	3%
Integrity Mid-Cap Value Fund
Ownership %
USAA Target Retirement Income Fund	2%
USAA Target Retirement 2030 Fund	14%
USAA Target Retirement 2040 Fund	19%
USAA Target Retirement 2050 Fund	14%
USAA Target Retirement 2060 Fund	2%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

	Flat Rate
Integrity Discovery Fund	1.00%
	Up to $500 million		Over $500 million
Integrity Mid-Cap Value Fund	0.75%		0.70%
	Up to $300 million		Over $300 million
Integrity Small-Cap Value Fund	0.90%		0.85%
	Up to $300 million		Over $300 million
Integrity Small/Mid-Cap Value Fund	0.80%		0.75%
	Up to $1 billion	$1 billion – $2 billion	Over $2 billion
Munder Multi-Cap Fund	0.75%	0.72%	0.70%

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021
	Up to $250 million	$250 million – $500 million	Over $500 million
S&P 500 Index Fund	0.20%	0.12%	0.07%
	Up to $6 billion	$6 billion – $8 billion	Over $8 billion
Munder Mid-Cap Core Growth Fund	0.75%	0.70%	0.65%
	Flat Rate
Munder Small Cap Growth Fund	0.85%
	Up to $1 billion		Over $1 billion
Trivalent International Fund-Core Equity	0.80%		0.75%
	Up to $1 billion		Over $1 billion
Trivalent International Small-Cap Fund	0.95%		0.90%
	Flat Rate
INCORE Total Return Bond Fund	0.40%

Amounts incurred and paid to VCM for the year ended June 30, 2021, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"). Tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets up to $15 billion		Net Assets $15 billion – $30 billion		Net Assets over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended June 30, 2021, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended June 30, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended June 30, 2021, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended June 30, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Victory Capital Transfer Agency, Inc. receives no fee or other compensation for these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee at the annual rate shown in the table below:

	Class A	Class C	Class I	Class R	Class R6	Class Y	Member Class
Integrity Discovery Fund	0.25%	1.00%	N/A	0.50%	N/A	N/A	N/A
Integrity Mid-Cap Value Fund	0.25%	1.00%	N/A	N/A	N/A	N/A	N/A
Integrity Small-Cap Value Fund	0.25%	1.00%	N/A	0.50%	N/A	N/A	N/A
Integrity Small/Mid-Cap Value Fund	0.25%	N/A	N/A	N/A	N/A	N/A	N/A
Munder Multi-Cap Fund	0.25%	1.00%	N/A	N/A	N/A	N/A	N/A
S&P 500 Index Fund	0.15%	N/A	N/A	0.50%	N/A	N/A	N/A
Munder Mid-Cap Core Growth Fund	0.25%	1.00%	N/A	0.50%	N/A	N/A	N/A
Munder Small Cap Growth Fund	0.25%	N/A	N/A	N/A	N/A	N/A	N/A
Trivalent International Fund-Core Equity	0.25%	1.00%	N/A	N/A	N/A	N/A	N/A
Trivalent International Small-Cap Fund	0.25%	1.00%	N/A	N/A	N/A	N/A	N/A
INCORE Total Return Bond Fund	0.25%	1.00%	N/A	N/A	N/A	N/A	N/A

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C. Amounts incurred for the year ended June 30, 2021, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commission on sales of Class A. For the year ended June 30, 2021, the Distributor received approximately $47,473 from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended June 30, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Funds in any fiscal year exceed the expense limit for such classes of the Funds. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expense, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Funds' business are excluded from the expense limits. As of June 30, 2021, the expense limits (excluding voluntary waivers) are as follows:

	In effect until October 31, 2021
	Class A	Class C		Class I	Class R	Class R6	Class Y		Member Class
Integrity Discovery Fund	1.66%	2.45%		N/A	2.08%	N/A	1.44	%(a)	1.50	%(b)
Integrity Mid-Cap Value Fund	1.00%	1.75%		N/A	N/A	0.60%	0.75%		0.85	%(b)
Integrity Small-Cap Value Fund	1.50%	2.35	%(a)	N/A	1.75%	N/A	N/A		N/A
Integrity Small/Mid-Cap Value Fund	1.13%	N/A		N/A	N/A	0.83%	0.88%		0.95	%(b)
Munder Multi-Cap Fund	N/A	2.16%		N/A	N/A	N/A	N/A		N/A
S&P 500 Index Fund	N/A	N/A		N/A	N/A	N/A	N/A		N/A
Munder Mid-Cap Core Growth Fund	1.32%	2.12	%(a)	N/A	1.57%	N/A	N/A		N/A

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021
	In effect until October 31, 2021
	Class A	Class C	Class I	Class R	Class R6	Class Y	Member Class
Munder Small Cap Growth Fund	1.40%	N/A	1.15%	N/A	N/A	1.25%	N/A
Trivalent International Fund-Core Equity	0.95%	1.70%	0.60%	N/A	0.55%	0.70%	N/A
Trivalent International Small-Cap Fund	1.35%	2.10%	0.95%	N/A	1.10%	1.10%	N/A
INCORE Total Return Bond Fund	0.85%	1.60%	N/A	N/A	0.58%	0.60%	N/A

(a)  In Effect November 1, 2020, until at least October 31, 2021.

(b)  In Effect November 3, 2020, until at least October 31, 2021.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Funds were permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of June 30, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at June 30, 2021.

	Expires 2022	Expires 2023	Expires 2024	Total
Integrity Discovery Fund	$10	$9	$35	$54
Integrity Mid-Cap Value Fund	292	615	639	1,546
Integrity Small-Cap Value Fund	114	8	13	135
Integrity Small/Mid-Cap Value Fund	189	185	213	587
Munder Multi-Cap Fund	—	2	8	10
Munder Mid-Cap Core Growth Fund	25	16	18	59
Munder Small Cap Growth Fund	5	19	14	38
Trivalent International Fund-Core Equity	222	522	896	1,640
Trivalent International Small-Cap Fund	2,605	3,170	4,069	9,844
INCORE Total Return Bond Fund	43	52	97	192

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2021.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

6. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

Foreign Investments Risk — The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Schedules of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

Interest Rate Risk — The INCORE Total Return Bond Fund is subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise, or the rate of inflation may increase, impacting the value if investments in fixed income securities. A debt issuer's credit quality may be downgraded, or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

Sector Risk — To the extent the Funds focus in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Funds' investments and could make the Funds' performance more volatile. For example, the values of companies in the Information Technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Funds' investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, nor any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2021, with a termination date of June 29, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended June 30, 2021, Citibank also received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each Fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the renewal, the annual commitment fee of 0.15% remains unchanged and the upfront fee of 0.10% was discontinued. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit during the year ended June 30, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Interest expense on interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Funds during the year ended June 30, 2021, were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at June 30, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Integrity Small-Cap Value Fund	Borrower	$—	$5,096	5	0.62%	$5,671
Munder Mid-Cap Core Growth Fund	Borrower	—	1,357	1	0.58%	1,357

*  For the year ended June 30, 2021, based on the number of days borrowings were outstanding.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

8. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
Integrity Discovery Fund	Annually	Annually
Integrity Mid-Cap Value Fund	Annually	Annually
Integrity Small-Cap Value Fund	Annually	Annually
Integrity Small/Mid-Cap Value Fund	Annually	Annually
Munder Multi-Cap Fund	Annually	Annually
S&P 500 Index Fund	Quarterly	Quarterly
Munder Mid-Cap Core Growth Fund	Annually	Annually
Munder Small Cap Growth Fund	Annually	Annually
Trivalent International Fund-Core Equity	Annually	Annually
Trivalent International Small-Cap Fund	Annually	Annually
INCORE Total Return Bond Fund	Monthly	Monthly

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of June 30, 2021, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amount in thousands):

	Total Accumulated Earnings/(Loss)	Capital
Integrity Discovery Fund	$99	$(99)
Integrity Small-Cap Value Fund	(3,889)	3,889
Munder Multi-Cap Fund	(1,737)	1,737
S&P 500 Index Fund	(1,095)	1,095
Munder Mid-Cap Core Growth Fund	(12,055)	12,055
Trivalent International Small-Cap Fund	(11,868)	11,868

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Year Ended June 30, 2021
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Integrity Mid-Cap Value Fund	$4,163	$—	$4,163	$945	$5,108
Integrity Small-Cap Value Fund	7,500	—	7,500	—	7,500
Integrity Small/Mid-Cap Value Fund	1,424	973	2,397	—	2,397
Munder Multi-Cap Fund	368	—	368	—	368
S&P 500 Index Fund	2,896	13,717	16,613	—	16,613
Munder Mid-Cap Core Growth Fund	—	60,802	60,802	—	60,802
Munder Small Cap Growth Fund	392	724	1,116	—	1,116
Trivalent International Fund-Core Equity Fund	2,905	—	2,905	—	2,905
Trivalent International Small-Cap Fund	9,465	—	9,465	—	9,465
INCORE Total Return Bond Fund	1,780	—	1,780	—	1,780

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021
	Year Ended June 30, 2020
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Integrity Discovery Fund	$—	$3,016	$3,016	$—	$3,016
Integrity Mid-Cap Value Fund	1,864	—	1,864	—	1,864
Integrity Small-Cap Value Fund	7,384	9,796	17,180	—	17,180
Integrity Small/Mid-Cap Value Fund	1,120	—	1,120	—	1,120
Munder Multi-Cap Fund	1,013	9,950	10,963	—	10,963
S&P 500 Index Fund	3,010	24,335	27,345	—	27,345
Munder Mid-Cap Core Growth Fund	8,744	502,320	511,064	—	511,064
Munder Small Cap Growth Fund	470	256	726	—	726
Trivalent International Fund-Core Equity	1,079	—	1,079	—	1,079
Trivalent International Small-Cap Fund	37,815	—	37,815	—	37,815
INCORE Total Return Bond Fund	1,901	—	1,901	—	1,901

As of June 30, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amount in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
Integrity Discovery Fund	$—	$2,846	$2,846	$—	$(97)	$22,573	$25,322
Integrity Mid-Cap Value Fund	—	—	—	(931)	—	60,718	59,787
Integrity Small-Cap Value Fund	90,560	88,140	178,700	—	—	573,226	751,926
Integrity Small/Mid-Cap Value Fund	—	4,048	4,048	—	—	53,453	57,501
Munder Multi-Cap Fund	13,198	35,272	48,470	—	—	145,755	194,225
S&P 500 Index Fund	291	14,188	14,479	—	—	217,500	231,979
Munder Mid-Cap Core Growth Fund	19,951	56,014	75,965	—	—	213,520	289,485
Munder Small Cap Growth Fund	244	710	954	—	—	6,790	7,744
Trivalent International Fund-Core Equity Fund	3,815	—	3,815	(2,216)	—	37,170	38,769
Trivalent International Small-Cap Fund	55,923	143,660	199,583	—	—	757,565	957,148
INCORE Total Return Bond Fund	49	—	49	(3,745)	—	1,805	(1,891)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, and passive foreign investment company adjustments.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2021

At June 30, 2021, the Funds had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used (amount in thousands).

	Short-Term Amount	Long-Term Amount	Total
Integrity Mid-Cap Value Fund	$931	$—	$931
Trivalent International Fund-Core Equity Fund	2,216	—	2,216
INCORE Total Return Bond Fund	460	3,285	3,745

During the tax year ended June 30, 2021, the following Funds utilized capital loss carryforwards (amount in thousands):

	Short-Term Amount	Long-Term Amount
Integrity Discovery Fund	$3,937	$6,141
Integrity Mid-Cap Value Fund	18,365	675
Integrity Small-Cap Value Fund	135,836	94,837
Integrity Small/Mid-Cap Value Fund	11,685	1,793
Munder Multi-Cap Fund	7,601	—
Trivalent International Fund-Core Equity Fund	5,868	—
Trivalent International Small-Cap Fund	138,252	16,487
INCORE Total Return Bond Fund	154	251

As of June 30, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amount in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Integrity Discovery Fund	$77,921	$26,858	$(4,285)	$22,573
Integrity Mid-Cap Value Fund	204,865	64,855	(4,137)	60,718
Integrity Small-Cap Value Fund	1,481,911	611,046	(37,820)	573,226
Integrity Small/Mid-Cap Value Fund	157,084	55,519	(2,066)	53,453
Munder Multi-Cap Fund	295,448	150,154	(4,399)	145,755
S&P 500 Index Fund	50,125	218,933	(1,433)	217,500
Munder Mid-Cap Core Growth Fund	379,124	219,233	(5,713)	213,520
Munder Small Cap Growth Fund	12,557	7,257	(467)	6,790
Trivalent International Fund-Core Equity Fund	190,105	42,066	(4,751)	37,315
Trivalent International Small-Cap Fund	2,631,057	868,755	(111,214)	757,541
INCORE Total Return Bond Fund	66,249	2,683	(878)	1,805

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Integrity Discovery Fund, Victory Integrity Mid-Cap Value Fund, Victory Integrity Small-Cap Value Fund, Victory Integrity Small/Mid-Cap Value Fund, Victory Munder Multi-Cap Fund, Victory S&P 500 Index Fund, Victory Munder Mid-Cap Core Growth Fund, Victory Munder Small Cap Growth Fund, Victory Trivalent International Fund-Core Equity, Victory Trivalent International Small-Cap Fund, and Victory INCORE Total Return Bond Fund (the "Funds"), each a series of Victory Portfolios, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the year ended June 30, 2018, and prior, were audited by other auditors whose report dated August 24, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2021

Victory Portfolios	Supplemental Information June 30, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 41 portfolios in the Trust, eight portfolios in Victory Variable Insurance Funds, and 24 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Portfolios	Supplemental Information — continued June 30, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Vice Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued June 30, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued June 30, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and services (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021, through June 30, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Actual Ending Account Value 6/30/21	Hypothetical Ending Account Value 6/30/21	Actual Expenses Paid During Period 1/1/21-6/30/21*	Hypothetical Expenses Paid During Period 1/1/21-6/30/21*	Annualized Expense Ratio During Period 1/1/21-6/30/21
Integrity Discovery Fund
Class A	$1,000.00	$1,348.20	$1,016.81	$9.37	$8.05	1.61%
Class C	1,000.00	1,342.20	1,012.65	14.23	12.23	2.45%
Class R	1,000.00	1,344.90	1,014.48	12.09	10.39	2.08%
Class Y	1,000.00	1,350.50	1,018.60	7.28	6.26	1.25%
Member Class	1,000.00	1,348.90	1,017.36	8.74	7.50	1.50%
Integrity Mid-Cap Value Fund
Class A	1,000.00	1,205.30	1,019.84	5.47	5.01	1.00%
Class C	1,000.00	1,200.70	1,016.12	9.55	8.75	1.75%
Class R6	1,000.00	1,207.30	1,021.82	3.28	3.01	0.60%
Class Y	1,000.00	1,206.50	1,021.08	4.10	3.76	0.75%
Member Class	1,000.00	1,205.80	1,020.58	4.65	4.26	0.85%

Victory Portfolios	Supplemental Information — continued June 30, 2021

  (Unaudited)

	Beginning Account Value 1/1/21	Actual Ending Account Value 6/30/21	Hypothetical Ending Account Value 6/30/21	Actual Expenses Paid During Period 1/1/21-6/30/21*	Hypothetical Expenses Paid During Period 1/1/21-6/30/21*	Annualized Expense Ratio During Period 1/1/21-6/30/21
Integrity Small-Cap Value Fund
Class A	$1,000.00	$1,273.80	$1,017.21	$8.63	$7.65	1.53%
Class C	1,000.00	1,268.60	1,013.14	13.22	11.73	2.35%
Class R	1,000.00	1,272.50	1,016.12	9.86	8.75	1.75%
Class R6	1,000.00	1,277.80	1,020.08	5.37	4.76	0.95%
Class Y	1,000.00	1,276.80	1,019.64	5.87	5.21	1.04%
Integrity Small/Mid Value Fund
Class A	1,000.00	1,256.40	1,019.19	6.32	5.66	1.13%
Class R6	1,000.00	1,258.10	1,020.68	4.65	4.16	0.83%
Class Y	1,000.00	1,258.40	1,020.43	4.93	4.41	0.88%
Member Class	1,000.00	1,257.70	1,020.08	5.32	4.76	0.95%
Munder Multi-Cap Fund
Class A	1,000.00	1,156.80	1,018.10	7.22	6.76	1.35%
Class C	1,000.00	1,152.10	1,014.08	11.53	10.79	2.16%
Class Y	1,000.00	1,158.80	1,019.89	5.30	4.96	0.99%
S&P 500 Index Fund
Class A	1,000.00	1,149.40	1,022.07	2.93	2.76	0.55%
Class R	1,000.00	1,147.10	1,020.18	4.95	4.66	0.93%
Class Y	1,000.00	1,149.90	1,022.46	2.51	2.36	0.47%
Munder Mid-Cap Core Growth Fund
Class A	1,000.00	1,148.30	1,018.50	6.76	6.36	1.27%
Class C	1,000.00	1,143.80	1,014.63	10.90	10.24	2.05%
Class R	1,000.00	1,147.60	1,017.01	8.36	7.85	1.57%
Class R6	1,000.00	1,151.50	1,020.58	4.53	4.26	0.85%
Class Y	1,000.00	1,150.80	1,020.08	5.07	4.76	0.95%
Munder Small Cap Growth Fund
Class A	1,000.00	1,150.80	1,017.85	7.47	7.00	1.40%
Class I	1,000.00	1,152.10	1,019.09	6.14	5.76	1.15%
Class Y	1,000.00	1,151.60	1,018.60	6.67	6.26	1.25%
Trivalent International Fund-Core Equity
Class A	1,000.00	1,091.50	1,020.08	4.93	4.76	0.95%
Class C	1,000.00	1,086.00	1,016.36	8.79	8.50	1.70%
Class I	1,000.00	1,092.30	1,021.82	3.11	3.01	0.60%
Class R6	1,000.00	1,093.10	1,022.07	2.85	2.76	0.55%
Class Y	1,000.00	1,091.60	1,021.32	3.63	3.51	0.70%
Trivalent International Small-Cap Fund
Class A	1,000.00	1,112.90	1,018.10	7.07	6.76	1.35%
Class C	1,000.00	1,109.30	1,014.38	10.98	10.49	2.10%
Class I	1,000.00	1,115.30	1,020.08	4.98	4.76	0.95%
Class R6	1,000.00	1,114.10	1,019.74	5.35	5.11	1.02%
Class Y	1,000.00	1,114.50	1,019.34	5.77	5.51	1.10%
INCORE Total Return Bond Fund
Class A	1,000.00	990.80	1,020.58	4.20	4.26	0.85%
Class C	1,000.00	988.30	1,016.86	7.89	8.00	1.60%
Class R6	1,000.00	993.00	1,021.92	2.87	2.91	0.58%
Class Y	1,000.00	992.90	1,021.82	2.96	3.01	0.60%

*   Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2021, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Integrity Mid-Cap Value Fund	100%
Integrity Small-Cap Value Fund	100%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	100%
S&P 500 Index Fund	100%
Munder Small Cap Growth Fund	8%
Trivalent International Fund-Core Equity Fund	82%
Trivalent International Small-Cap Fund	94%
INCORE Total Return Bond Fund	2%

Dividends qualified for corporate dividends received deductions of:

Percent
Integrity Mid-Cap Value Fund	100%
Integrity Small-Cap Value Fund	100%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	100%
S&P 500 Index Fund	100%
Munder Small Cap Growth Fund	7%
INCORE Total Return Bond Fund	1%

For the year ended June 30, 2021, the following Funds designated short-term capital gain distributions (amount in thousands):

Amount
Integrity Small-Cap Value Fund	$1,883
Munder Multi-Cap Fund	473
S&P 500 Index Fund	511
Munder Mid-Cap Core Growth Fund	1,835
Munder Small Cap Growth Fund	354

For the year ended June 30, 2021, the following Funds designated long-term capital gain distributions (amount in thousands):

Amount
Integrity Small-Cap Value Fund	$2,005
Integrity Small/Mid-Cap Value Fund	973
Munder Multi-Cap Fund	1,264
S&P 500 Index Fund	14,788
Munder Mid-Cap Core Growth Fund	70,793
Munder Small Cap Growth Fund	724
Trivalent International Small-Cap Fund	11,868

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2021, were as follows:

	Foreign Source Income	Foreign Tax Expense
Trivalent International Fund-Core Equity Fund	0.23	0.02
Trivalent International Small-Cap Fund	0.32	0.03

Victory Portfolios	Supplemental Information — continued June 30, 2021

  (Unaudited)

Liquidity Risk Management Program:

The Victory Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Victory Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on February 18, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Funds are able to meet redemption requests without significant dilution to the remaining investors' interest in the Funds. During the review period, the Funds' portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Funds reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VP-MUNDER-AR (6/21)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees (1)	$135,000	$152,500
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	44,500	44,500
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen & Company, Ltd for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen & Company, Ltd reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended June 30, 2021 and June 30, 2020, there were no fees billed for professional services rendered by Cohen & Company, Ltd to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2021 and 2020 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2021	$0
2020	$0

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Not applicable.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	September 1, 2021

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 1, 2021